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                                    SELIGMAN


                                   [GRAPHIC]



                               SELIGMAN HENDERSON
                            GLOBAL FUND SERIES, INC.




                               INTERNATIONAL FUND

                          EMERGING MARKETS GROWTH FUND

                        GLOBAL GROWTH OPPORTUNITIES FUND

                          GLOBAL SMALLER COMPANIES FUND

                             GLOBAL TECHNOLOGY FUND





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               INVESTING AROUND THE WORLD FOR CAPITAL APPRECIATION


                        OCTOBER 31, 1997 o ANNUAL REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

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TIME IS THE TEST                                                   -------------

    J. & W. Seligman & Co. Incorporated has been providing
financial services for more than 130 years. Since 1864,
Seligman has followed a long-term approach to making money
for its clients by managing investment products and
providing services of the highest quality.                          [GRAPHIC]

SELIGMAN HENDERSON CO.
THE EXPERIENCED GLOBAL MANAGER

    The global and international funds in the Seligman Group
of Funds are managed by Seligman Henderson Co., a joint            -------------
venture established by Seligman of New York and Henderson          Seligman
plc of London. Together, the two firms have more than 200          Established
years of investment experience, and manage more than $45           1864
billion in combined assets.

    Seligman offers more than 50 investment options,               -------------
including Tri-Continental Corporation, which was established in 1929. Henderson manages more than 60 investment options, including four portfolios that were launched before 1900.

GLOBAL INVESTMENT CAPABILITIES                                      [GRAPHIC]

    Seligman and Henderson combined employ more than 100
investment professionals, organized into specialized
investment teams. Seligman Henderson believes its team
approach to managing global investments ensures a free             -------------
exchange of ideas and information among its investment             Henderson
professionals, with unique insight into each of the world's        Investing
geographic regions. Seligman Henderson is headquartered in         Since 1872
New York, and Henderson has additional offices in London, Singapore, and Tokyo.

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TABLE OF CONTENTS

To the Shareholders .......................................................    1
Market and Economic Overview ..............................................    2
SELIGMAN HENDERSON INTERNATIONAL FUND:
    Investment Report .....................................................    3
    Performance and Portfolio Overview ....................................    5
    Portfolio of Investments ..............................................    8
SELIGMAN HENDERSON EMERGING MARKETS
GROWTH FUND:
    Investment Report .....................................................   13
    Performance and Portfolio Overview ....................................   15
    Portfolio of Investments ..............................................   18
SELIGMAN HENDERSON GLOBAL GROWTH
OPPORTUNITIES FUND:
    Investment Report .....................................................   22
    Performance and Portfolio Overview ....................................   24
    Portfolio of Investments ..............................................   27
SELIGMAN HENDERSON GLOBAL SMALLER
COMPANIES FUND:
    Investment Report .....................................................   32
    Performance and Portfolio Overview ....................................   34
    Portfolio of Investments ..............................................   37
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND:
    Investment Report .....................................................   49
    Performance and Portfolio Overview ....................................   51
    Portfolio of Investments ..............................................   54
Statements of Assets and Liabilities ......................................   60
Statements of Operations ..................................................   61
Statements of Changes in Net Assets .......................................   62
Notes to Financial Statements .............................................   64
Financial Highlights ......................................................   70
Report of Independent Auditors ............................................   76
Board of Directors ........................................................   77
Executive Officers and For More Information ...............................   78
Glossary of Financial Terms ...............................................   79
Benchmarks ................................................................   80





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TO THE SHAREHOLDERS

    We are pleased to provide you with the 1997 Annual Report for Seligman Henderson Global Fund Series, Inc., which includes Seligman Henderson International Fund, Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, and Seligman Henderson Global Technology Fund.

    The Funds had varied investment results for the fiscal year ended October 31, 1997, reflecting the differences in each Fund's investment objective and regional weightings. Fund-specific information, including investment reports from the Portfolio Managers, begins on page 3.

    The last 12 months have been challenging. Through October 31, 1997, market performance was differentiated according to geographic region. Overall, while the fundamental economic and financial background remained generally supportive in the Western Hemisphere, the Pacific markets experienced increasing difficulties. Steady growth continued in the US and the UK, and the core Continental European economies showed stronger signs of economic recovery.

    On the other hand, Japan continued to experience both economic stagnation and a weakened equity market, despite a historically low interest rate environment. A wave of currency devaluations swept through the Southeast Asian nations, causing sharp corrections in the regional equity markets. While Latin American markets remained unscathed for a period, the spillover of the corrections had begun to affect these markets toward the end of the Funds' fiscal year. A more detailed discussion of economic and market conditions in the last 12 months appears on page 2.

    Even though the recent volatility in the global equity markets has been disconcerting, we remain positive on the long-term prospects. The US and the European stock markets were able to endure a correction and recover in a timely fashion because of supportive underlying fundamentals. In contrast, the dangers of excessive growth -- such as what occurred in Southeast Asia -- have become more clear. Nonetheless, the recent events in Southeast Asia may, over time, help these governments lay more robust foundations for continued prosperity based on solid financial, monetary, and fiscal practices.

    Investments in the international markets still play an important part in a long-term investment strategy and in a diversified portfolio. We do not expect the current turmoil to reduce the long-term importance of emerging markets, nor the contributions these nations are projected to make to the global economy in the next century. We also believe that Seligman Henderson Global Fund Series is well positioned to benefit from the future growth of the global equity markets.

    This Shareholder Report has been redesigned in conjunction with a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

    Thank you for your continued support of Seligman Henderson Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,



/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                           /s/ Brian T. Zino
                                                           -----------------
                                                              Brian T. Zino
                                                                  President

December 5, 1997

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                                                                               1
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MARKET AND ECONOMIC OVERVIEW

OVERVIEW

    The past 12 months brought exceptionally divergent performances among regional economies and markets. Generally speaking, economies and stock markets in the Americas and Europe performed well. In contrast, economies and stock markets performed poorly in Japan and the broader Pacific region.

UNITED STATES

    In the United States, the generally benign backdrop of steady economic growth and low inflation continued. Declining bond yields, combined with satisfactory corporate profit growth, allowed the stock market to continue pushing ahead despite a correction in October. The US dollar was generally strong, rising markedly against most major European currencies and the Japanese yen.

UNITED KINGDOM

    The United Kingdom's economy continued to grow rapidly. Growth was strong enough to prompt four short-term interest rate increases in attempts to slow the pace of economic expansion. Inflation remained reasonably low, although it was not as subdued as in the US. This background led to a strong sterling, which had some damaging effects on corporate profitability but generally helped improve returns in US dollar terms.

CONTINENTAL EUROPE

    In Continental Europe, there were growing signs of recovery in the core economies such as France and Germany. The recovery was led by strong exports, due to the significant weakness of Continental European currencies against the US dollar. The domestic corporate consumer, however, has been a bit slower to recover confidence. European businesses, particularly in Germany, have made major efforts to restructure, as evidenced by strongly positive corporate profit figures.

    Progress towards the European Monetary Union (EMU) continued at a rapid pace, and it now looks likely to begin, as scheduled, in January 1999 with 11 countries participating. The major beneficiaries of EMU have been Italy and Spain, which have both seen sharp declines in bond market yields. There have also been some impressive returns in local currency terms, although these were somewhat dissipated when converted to the US dollar. The best performing markets were in Spain and Italy, but Switzerland and the Netherlands also provided solid returns. The French market lagged other Continental European markets, due to concerns regarding new political and economic reforms.

JAPAN

    The Japanese economy, which looked as though it might be recovering in the early part of 1997, faltered following the rise in consumption taxes in April. Economic growth is now virtually non-existent. The authorities have had difficulties trying to alleviate this problem. The Japanese budget deficit rose rapidly, and there was political pressure to keep the yen from devaluing too quickly. Corporate profits, however, continued to do reasonably well, as the export sector was supported by the weakness of the yen. The banking sector continued to be hard hit and recently suffered from the problems spilling over from Southeast Asia. While the stock market rallied in the early part of 1997, it fell sharply in the third calendar quarter and remains depressed.

PACIFIC REGION

    In the Pacific region, the problems that started in Thailand in the early part of 1997 gradually spread. Currencies devalued rapidly in Indonesia, Malaysia, and the Philippines, and more recently, similar problems have spread to the North with mounting fears in Hong Kong and South Korea. These problems resulted from a legacy of accelerated growth and rising current account deficits. Thus far, the reaction of authorities has been ineffective and difficulties seem likely to persist in the region. In US dollar terms, the region's stock markets collapsed, with many markets trading 50% below their peak levels.

EMERGING MARKETS

    It has been a much better period for emerging markets outside the Pacific region, as stock markets in Latin America and emerging Europe generally performed well. However, there have been fears recently that the problems seen in the Pacific region could spread to some of these countries. However, the economic backgrounds are generally fundamentally stronger than those in the Pacific region, and we believe these markets should not be as negatively impacted.

SUMMARY

    In Western markets, economic growth is likely to remain satisfactory and inflation will probably remain low. However, the problems of the Pacific region, if allowed to spread, could have more serious consequences for Western markets than has been the case thus far. The major risk is that continued competitive devaluations could negatively impact Japan. Many Southeast Asian countries are seeking to export their way out of trouble, and Western exports could suffer in comparison. There may already be deflation in the traded goods sector in Southeast Asia, and there are some risks that this could spread to the West.

    For now, we do not expect the situation to worsen, but it needs to be carefully monitored. The volatility seen in the global stock markets recently could well continue in the short term. While market volatility could provide attractive buying opportunities from time to time, investors should remain cautious until the problems of the Pacific region and Japan can be more fully assessed and properly addressed.



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2
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INVESTMENT REPORT
SELIGMAN HENDERSON INTERNATIONAL FUND

PERFORMANCE REVIEW

For the 12 months ended October 31, 1997, Seligman Henderson International Fund posted a total return of 9.83% based on the net asset value of Class A shares, versus the 10.28% total return of its peers, as measured by the Lipper International Funds Average, and the 4.92% total return of stocks in the international markets, as represented by the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index). Throughout the fiscal year, there was a fair amount of volatility and divergence in performance across regional markets. Continental Europe enjoyed a continuation of a strong bull market, with stocks rising nearly 26%. In contrast, certain markets in the Pacific region declined more than 20%.

PORTFOLIO STRATEGY

UNITED KINGDOM

o In the United Kingdom, the market was boosted by a stronger sterling, rising 28.6% for the 12 months ended October 31, 1997. Economic growth has been running at an annualized rate of 3.5% to 4.0%, well above trend, and booming consumer and service sectors have more than compensated for a struggling manufacturing sector.

    DURING THE FISCAL YEAR, WE INCREASED OUR WEIGHTING IN THE UK TO 21.7% FROM 16.4% 12 MONTHS AGO, AS WE BELIEVED ITS MARKET LOOKED MORE REASONABLY VALUED THAN MANY OTHERS IN THE WORLD. OUR STRATEGY HAS BEEN TO FAVOR
    DOMESTIC-ORIENTED STOCKS, SUCH AS Railtrack Group, THE MONOPOLY PROVIDER OF RAIL SERVICES.

CONTINENTAL EUROPE

o In Continental Europe, rising economic growth and low inflation have created a favorable backdrop for equity markets. Italy, Spain, and Switzerland posted the greatest gains, each rising more than 30% for the 12 months ended October 31, 1997. Continental Europe is in an early stage of an economic cycle and could see several more years of economic growth and rising corporate profits. We believe that the growing popularity of equity investing in Continental Europe will also continue to fuel strong cash flows into the markets.

    THE FUND'S WEIGHTING IN CONTINENTAL EUROPE, EXCLUDING THE EMERGING EUROPEAN MARKETS, WAS INCREASED TO 45.2%, FROM 38.0% 12 MONTHS AGO, AS WE BELIEVE THERE IS STILL GOOD LONG-TERM POTENTIAL. WE SEE THE GREATEST PROSPECTS FOR FUTURE EARNINGS GROWTH IN CYCLICAL COMPANIES AND CORPORATE RESTRUCTURING STORIES, SUCH AS Thyssen IN GERMANY, A MANUFACTURER OF STEEL PRODUCTS.

JAPAN

o For the 12 months ended October 31, 1997, the Japanese equity market fell 18.7%. The Japanese economy, which had looked as though it might be recovering at the beginning of the calendar year, has been struggling from the effects of the consumption tax hike. In addition, while corporate profits have held up thus far, the anticipated fall in Japanese exports to the Pacific region does not bode well.

    DUE TO THE POOR ECONOMIC AND FINANCIAL BACKGROUND, THE FUND'S WEIGHTING IN JAPAN WAS REDUCED TO 15.6% FROM 23.3%

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[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) JAMES ROBINSON, BEN ELWES, IAIN C. CLARK (PORTFOLIO MANAGER), DAVID THORNTON, PETER BASSETT, (SEATED) STACEY NAVIN, KIRSTEEN MORRISON

FUND OBJECTIVE

Seligman Henderson International Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

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                                                                               3
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INVESTMENT REPORT
SELIGMAN HENDERSON INTERNATIONAL FUND


    12 MONTHS AGO. WE EXPECT THE MARKET TO REMAIN IN ITS CURRENT TRADING RANGE UNTIL ECONOMIC RECOVERY BECOMES MORE CERTAIN. ADDITIONAL FUND ASSETS WILL NOT BE COMMITTED TO JAPAN UNTIL THE ECONOMIC ENVIRONMENT IMPROVES MARKEDLY.

PACIFIC REGION

o Southeast Asian markets have been battered by currency crises. The Thai baht was the first currency to experience a devaluation, which then spread throughout the Pacific region, provoking an upset in the global equity markets. Malaysia, Thailand, and the Philippines were hardest hit, each falling more than 50%.

    GIVEN THE ECONOMIC RISKS, WE SUBSTANTIALLY REDUCED THE FUND'S WEIGHTING IN THE REGION TO 2.2%, DOWN FROM 15.2% 12 MONTHS AGO. IT MAY TAKE SOME TIME FOR GOVERNMENTS TO IMPLEMENT POLICIES THAT WILL RESTORE CONFIDENCE IN THESE MARKETS AND ECONOMIES. UNTIL SUCH TIME, WE WILL AVOID ADDITIONAL INVESTMENTS IN THIS REGION.

EMERGING MARKETS

o As for the emerging markets, stock markets generally performed very well. Emerging European markets demonstrated the greatest gains, led by Russia, which finished up 139.1% for the 12-month period ended October 31, 1997. Latin America also posted strong results and, until the global weakness in October, contained some of the best-performing markets.

    WE INCREASED THE FUND'S WEIGHTING IN THE EMERGING MARKETS TO 11.8% FROM 5.4% AT OCTOBER 31, 1996, AS WE DO NOT EXPECT THE PROBLEMS OF THE PACIFIC REGION TO SPREAD TO THESE COUNTRIES BECAUSE THEIR ECONOMIC CLIMATES ARE HEALTHIER.

SUMMARY

Looking forward, the near-term outlook for equity markets remains mixed. The turmoil in the Pacific region has heightened investors' awareness of the high valuation levels found in many regions. Furthermore, if the problems seen in the Pacific region were to spread, this could potentially hinder Continental Europe's economic recovery and reduce corporate profitability elsewhere in the world. However, we believe that the problems seen in the Pacific region will be contained and that the global economy should continue its expansion, with an eventual recovery in the Pacific region and Japan.

Note: All figures are in US dollar terms. All specific market performance information included in the Investment Report is taken from the MSCI country index for the 12-month period ended October 31, 1997, unless otherwise stated.




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4
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PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

COUNTRY ALLOCATION
AT OCTOBER 31, 1997

                                                                     MSCI EAFE
                                                     FUND              INDEX
                                                    -------        ------------
CONTINENTAL EUROPE ..............................    48.99%            42.43%
    Austria .....................................       --              0.42
    Belgium .....................................     1.32              1.24
    Croatia .....................................     0.34                --
    Czech Republic ..............................     0.38                --
    Denmark .....................................     0.66              1.05
    Finland .....................................       --              0.84
    France ......................................    11.28              7.11
    Germany .....................................     9.53              9.21
    Hungary .....................................     1.33                --
    Italy .......................................     3.77              3.65
    Ireland .....................................       --              0.39
    Netherlands .................................     5.42              5.56
    Norway ......................................       --              0.58
    Portugal ....................................     1.70                --
    Spain .......................................     4.33              2.48
    Sweden ......................................     3.43              2.64
    Switzerland .................................     5.50              7.26
JAPAN ...........................................    15.58             28.70
LATIN AMERICA ...................................     4.73                --
    Argentina ...................................     0.03                --
    Brazil ......................................     2.85                --
    Mexico ......................................     1.85                --
PACIFIC .........................................     2.15              7.74
    Australia ...................................     1.19              2.59
    Hong Kong ...................................     0.72              2.84
    Malaysia ....................................       --              1.06
    New Zealand .................................       --              0.34
    Singapore ...................................       --              0.91
    Taiwan ......................................     0.24                --
UNITED KINGDOM ..................................    21.74             21.13
OTHER ...........................................     3.31                --
    India .......................................     1.66                --
    Russia ......................................     1.65                --
OTHER ASSETS LESS LIABILITIES ...................     3.50                --
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TOTAL ...........................................   100.00%           100.00%




REGIONAL ALLOCATION
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Continental Europe ....................   48.99%
United Kingdom ........................   21.74%
Japan .................................   15.58%
Latin America .........................    4.73%
Pacific ...............................    2.15%
Other .................................    3.31%
Other Assets Less Liabilities .........    3.50%





LARGEST INDUSTRIES
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Telecommunications ....................    9.0%         $8,380,122
Resources .............................    8.8%         $8,218,804
Banking ...............................    7.5%         $7,004,955
Retailing .............................    6.6%         $6,137,463
Industrial Goods and Services .........    6.5%         $6,113,981





LARGEST PORTFOLIO HOLDINGS
AT OCTOBER 31, 1997

SECURITY                                         VALUE
----------                                     ----------
Tesco (UK) ...............................     $1,841,617
WPP Group (UK) ...........................      1,717,529
Telecom Italia (Italy) ...................      1,636,141
Railtrack Group (UK) .....................      1,619,131
B.A.T. Industries (UK) ...................      1,578,777
Tatneft (ADRs)(Russia) ...................      1,542,440
Granada Group (UK) .......................      1,524,995
L.M. Ericsson Telefon (Series B)
    (Sweden) .............................      1,502,498
ELF Aquitaine (France) ...................      1,497,716
British Petroleum (UK) ...................      1,468,532


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                                                                               5
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PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1997

                                                                                 AVERAGE ANNUAL
                                              -----------------------------------------------------------------------------------
                                                                                      CLASS A           CLASS B         CLASS D
                                                                                       SINCE             SINCE           SINCE
                                SIX               ONE                FIVE            INCEPTION         INCEPTION       INCEPTION
                              MONTHS*            YEAR                YEARS            4/7/92            4/22/96         9/21/93
                            ----------        ----------            -------        ------------      ------------    ------------
CLASS A**
With Sales Charge .......      (1.21)%           4.59%              11.25%             9.86%              n/a              n/a
Without Sales Charge ....       3.70             9.83               12.34             10.82               n/a              n/a

CLASS B**
With CDSL+ ..............      (1.72)            3.90                 n/a               n/a              0.60%             n/a
Without CDSL ............       3.28             8.90                 n/a               n/a              3.18              n/a

CLASS D**
With 1% CDSL ............       2.28             7.90                 n/a               n/a               n/a              n/a
Without CDSL ............       3.28             8.90                 n/a               n/a               n/a             7.52%

LIPPER INTERNATIONAL
FUNDS AVERAGE*** ........       3.79            10.28               12.10             10.09++            6.20+++          8.65#

MSCI EAFE INDEX*** ......       3.15             4.92               12.07             10.42++            1.68+++          7.07#

NET ASSET VALUE




                              OCTOBER 31, 1997             APRIL 30, 1997             OCTOBER 31, 1996
                             -------------------           --------------            -------------------
CLASS A .................          $17.92                      $17.28                      $17.17
CLASS B .................           17.30                       16.75                       16.74
CLASS D .................           17.30                       16.75                       16.74


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1997

PAID ....................   $0.885
REALIZED ................    1.246##
UNREALIZED ..............    1.784###

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns of Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
  *** The Lipper International Funds Average and the Morgan Stanley Capital
      International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From March 31, 1992.
  +++ From April 30, 1996.
    # From September 30, 1993.
   ## On November 21, 1997, a capital gain of $1.222 per share was paid to shareholders.
  ### Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1997.




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6

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW                              October 31, 1997
SELIGMAN HENDERSON INTERNATIONAL FUND

  This chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the initial 4.75% maximum sales charge, since the commencement of investment operations on April 7, 1992, through October 31, 1997, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCIEAFE Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

International Fund Class A

                                                           Lipper
                  With         Without       MSCI          International
                  Sales        Sales         EAFE          Fund
                  Charge       Charge        Index         Average
                  ---------    --------      --------      --------------
4/7/92             9,524        10,000        10,000        10,000
                   9,635        10,117        10,050        10,245
                   9,444         9,917         9,962        10,094
10/31/92           9,437         9,908         9,843         9,666

                   9,662        10,145         9,995         9,879
                  11,270        11,833        12,267        11,209
                  11,445        12,017        12,771        11,560
10/31/93          12,718        13,354        13,572        12,716

                  14,012        14,712        14,412        14,159
                  13,646        14,329        14,346        13,560
                  13,971        14,670        14,613        13,744
10/31/94          14,353        15,071        14,981        14,060

                  12,724        13,361        13,809        12,589
                  13,530        14,207        15,190        13,438
                  14,438        15,160        15,676        14,277
10/31/95          14,175        14,884        14,970        13,929

                  15,146        15,903        16,085        14,830
                  15,916        16,712        16,973        15,631
                  15,173        15,932        16,277        15,119
10/31/96          15,370        16,138        16,587        15,516

                  15,845        16,637        16,441        16,188
                  16,278        17,092        16,872        16,486
                  18,605        19,535        19,280        18,790
10/31/97          16,881        17,725        17,403        17,111

    There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

    As shown on page 6, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1997
                                                                SHARES
                                                      --------------------------
                                                                        HOLDINGS
ADDITIONS                                              INCREASE         10/31/97
------------                                          -----------      ---------
Astra (Sweden) .................................          54,322          54,322
Banque Nationale de Paris
    (France) ...................................          23,800          23,800
Bayerische Vereinsbank
    (Germany) ..................................          19,124          19,124
Bunzl (UK) .....................................         295,000         295,000
Companhia Energetica de Minas
    Gerais "CEMIG" (ADRs)
    (Brazil) ...................................          20,700          20,700
Endesa (Spain) .................................          71,784          71,784
Lafarge (France) ...............................          13,528          13,528
Railtrack Group (UK) ...........................         102,101         102,101
Reuters Holdings (UK) ..........................          90,000          90,000
Sumitomo Bank (Japan) ..........................          59,000          59,000


                                                                SHARES
                                                      --------------------------
                                                                        HOLDINGS
REDUCTIONS                                             DECREASE         10/31/97
--------------                                        -----------      ---------
ABB (Switzerland) ..............................             888              --
Empresas ICA Sociedad
    Controladora (Mexico) ......................          47,000              --
Iberdrola (Spain) ..............................          92,528              --
Koninklijke Ahold (Netherlands) ................          17,354              --
Michelin (France) ..............................          19,942              --
Nippon Telegraph &Telephone
    (Japan) ....................................             231              --
Pioneer Electronic (Japan) .....................          72,000          36,000
Telefonica del Peru (ADRs)
    (Peru) .....................................          43,500              --
Toshiba (Japan) ................................         201,000         154,000
VEBA(Germany) ..................................          19,219              --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON INTERNATIONAL FUND
                                                         SHARES        VALUE
                                                       ---------      --------
COMMON STOCKS 96.50%
ARGENTINA 0.03%
SIDERCA (CLASS A)
   Manufacturer and producer
   of steel (Metals) ...........................          11,274     $    27,637
                                                                     -----------
AUSTRALIA  1.19%
AUSTRALIAN GAS LIGHT
   Natural oil and gas distributor
   and transporter (Resources) .................          25,000         166,642
BRAMBLES INDUSTRIES
   Operator of diversified
   transportation and commercial
   services (Industrial Goods
   and Services) ...............................           5,400         103,589
BROKEN HILL PROPRIETARY
   Resource company with interests
   in steel, oil, and minerals
   (Resources) .................................          13,305         131,630
ICI AUSTRALIA
   Diversified manufacturer of
   products such as paints,
   explosives, and pharmaceuticals
   (Manufacturing) .............................          20,900         156,910
LEND LEASE
   Construction company
   (Construction and Property) .................           7,400         151,197
SANTOS
   Independent producer and
   explorer of oil and natural gas
   (Resources) .................................          10,600          48,641
WESTPAC BANKING
   Provider of banking
   services (Banking) ..........................          34,400         199,852
WOODSIDE PETROLEUM
   Oil and gas explorer and
   producer (Resources) ........................          18,000         151,683
                                                                     -----------
                                                                       1,110,144
                                                                     -----------
BELGIUM  1.32%
CREDIT COMMUNAL HOLDING/DEXIA*
   Special-purpose banking
   (Financial Services) ........................          11,302       1,230,132
                                                                     -----------
BRAZIL  2.85%
COMPANHIA ENERGETICA DE MINAS
GERAIS "CEMIG" (ADRS)
   Provider of electrical utility
   services (Utilities) ........................          20,700         807,300
PETROLEO BRASILEIRO "PETROBRAS"
   Oil and gas producer and
   distributor (Resources) .....................          46,200         917,754
TELECOMUNICACOES BRASILEIRAS
"TELEBRAS" (ADRS)
   Provider of telecommunications
   services (Telecommunications) ...............           9,286         940,207
                                                                     -----------
                                                                       2,665,261
                                                                     -----------
CROATIA  0.34%
PLIVA (GDRS)*
   Manufacturer of pharmaceutical
   products (Health and Household) .............          22,000         320,100
                                                                     -----------
CZECH REPUBLIC  0.38%
SPT TELECOM
   Provider of telecommunications
   services (Telecommunications) ...............           3,100         355,988
                                                                     -----------
DENMARK  0.66%
NOVO NORDISK (CLASS B)
   Producer and supplier of
   insulin and industrial enzymes
   (Health and Household) ......................           5,701         615,621
                                                                     -----------
FRANCE  11.28%
ACCOR
   Hotel operator and provider
   of related services
   (Leisure and Hotels) ........................           6,780       1,258,191
AXA-UAP
   Provider of insurance and
   financial services (Insurance) ..............          19,642       1,340,589
BANQUE NATIONALE DE PARIS
   Provider of commercial,
   investment, and private
   banking services (Banking) ..................          23,800       1,048,648
CARREFOUR SUPERMARCHE
   Supermarket operator in
   Europe, the Americas, and
   Taiwan (Retailing) ..........................           1,736         902,878
CIE GENERALE DES EAUX
   Water purification and
   distribution; energy production
   (Industrial Goods and Services) .............           9,780       1,137,278
ELF AQUITAINE
   Oil and gas exploration;
   manufacturer of chemical
   compounds (Resources) .......................          12,140       1,497,716
FRANCE TELECOM*
   Provider of telecommunications
   services (Telecommunications) ...............          16,028         604,569
LAFARGE
   Producer and seller of
   building materials
   (Construction and Property) .................          13,528         842,425
---------
See footnotes on page 12.
-----
8

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON INTERNATIONAL FUND

                                                         SHARES        VALUE
                                                       ---------      --------
FRANCE (CONTINUED)
SGS-THOMSON MICROELECTRONICS*
   Manufacturer of semiconductor
   integrated circuits (Electronics) ...........          12,726     $   902,647
USINOR SACILOR
   Producer of steel products
   (Metals) ....................................          61,070       1,007,730
                                                                     -----------
                                                                      10,542,671
                                                                     -----------
GERMANY  9.53%
ADIDAS
   Manufacturer of sporting
   goods (Retailing) ...........................           7,572       1,099,900
BAYER
   Producer of specialty chemicals,
   pharmaceuticals, and plastics
   (Chemicals) .................................          29,208       1,048,003
BAYERISCHE VEREINSBANK*
   Provider of universal banking
   services (Banking) ..........................          19,124       1,105,638
LUFTHANSA
   Airline services worldwide;
   operator of Penta hotels
   (Transportation) ............................          63,416       1,112,014
MANNESMANN
   Plant and machinery construction;
   automotive technology
   (Industrial Goods and Services) .............           3,352       1,416,106
METRO
   Department store
   operator (Retailing) ........................             713          31,360
SKW TROSTBERG
   Conglomerate involved in
   construction materials, chemicals,
   and agrochemicals (Chemicals) ...............          27,023         930,506
THYSSEN
   Manufacturer of steel
   products (Metals) ...........................           5,536       1,222,248
VOLKSWAGEN
   Manufacturer of economy
   and luxury cars and trucks
   (Automotive and Related) ....................           1,580         935,409
                                                                     -----------
                                                                       8,901,184
                                                                     -----------
HONG KONG  0.72%
CHEUNG KONG
   Real estate investment
   and development
   (Construction and Property) .................           7,000          48,674
HANG SENG BANK
   Provider of commercial
   banking and related financial
   services (Banking) ..........................           7,900          68,729
HUTCHISON WHAMPOA
   Holding company with major
   interests in finance and property
   investment (Industrial Goods
   and Services) ...............................          17,000         117,659
NEW WORLD DEVELOPMENT
   Property investor and developer
   (Construction and Property) .................          14,000          49,263
NEW WORLD INFRASTRUCTURE*
   Developer and operator
   of infrastructure projects
   (Construction and Property) .................          50,000          98,965
SUN HUNG KAI PROPERTIES
   Property developer
   (Construction and Property) .................           6,000          44,243
SWIRE PACIFIC
   Conglomerate with major
   interests in property
   development and aviation
   (Construction and Property) .................          17,000          90,828
TELEVISION BROADCASTS
   Television broadcasting,
   program production, and licensing
   (Media) .....................................          34,000          94,567
WHARF HOLDINGS
   Real estate investment manager
   (Construction and Property) .................          31,000          63,363
                                                                     -----------
                                                                         676,291
                                                                     -----------
HUNGARY  1.33%
MOL MAGYAR OLAJ-ES GAZIPARI (GDRS)
   Oil and gas producer and
   distributor (Resources) .....................          28,300         614,110
MOL MAGYAR OLAJ-ES
GAZIPARI (GDRS)+
   Oil and gas producer and
   distributor (Resources) .....................          29,000         623,500
                                                                     -----------
                                                                       1,237,610
                                                                     -----------
INDIA  1.66%
GUJURAT AMBUJA CEMENT (GDRS)
   Cement producer
   (Building Materials) ........................          60,300         508,027

---------
See footnotes on page 12.


                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON INTERNATIONAL FUND
                                                         SHARES        VALUE
                                                       ---------      --------
INDIA (CONTINUED)
HINDALCO INDUSTRIES (GDRS)+
   Producer of aluminum and
   aluminum products (Metals) ..................          18,200     $   525,980
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   communications services
   (Telecommunications) ........................          39,000         511,875
                                                                     -----------
                                                                       1,545,882
                                                                     -----------
ITALY  3.77%
ENI
   Refiner and marketer of oil
   and gas (Resources) .........................         188,211       1,056,156
ISTITUTO NAZIONALE DELLE ASSICURAZIONI
   Provider of life and non-life
   insurance products (Insurance) ..............          37,120         828,171
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications) ...............         405,806       1,636,141
                                                                     -----------
                                                                       3,520,468
                                                                     -----------
JAPAN  15.58%
AOYAMA TRADING
   Retailer of clothing
   (Retailing) .................................           7,500         201,422
AUTOBACS SEVEN
   Manufacturer and retailer of
   automobile and truck parts
   (Retailing) .................................          10,000         521,327
BANK OF TOKYO MITSUBISHI
   Provider of a broad range
   of financial services
   (Financial Services) ........................          48,000         626,590
BENESSE
   Provider of educational
   services (Business Services) ................           7,000         208,947
CSK
   Information services company
   (Business Services) .........................          21,000         660,015
DAI NIPPON PRINTING
   Provider of printing services for
   commercial and industrial uses
   (Industrial Goods and Services) .............          25,000         498,877
DENNY'S
   Restaurant operator (Restaurants) ...........           9,000         234,223
EAST JAPAN RAILWAY
   Provider of railway services
   (Transportation) ............................             114         554,502
FUJITSU BUSINESS SYSTEMS
   Electronic and communications
   equipment dealer
   (Business Services) .........................           8,000         163,632
HOKKAI CAN
   Manufacturer of cans for the
   food industry (Manufacturing) ...............          46,000         139,603
ISHIKAWAJIMA-HARIMA
   Manufacturer of industrial heavy
   machinery and equipment
   (Industrial Goods and Services) .............         232,000         526,615
JAPAN AIRPORT TERMINAL
   Provider of management and
   maintenance services for Haneda
   airport terminal (Transportation) ...........          22,000         215,848
JAPAN TOBACCO
   Tobacco producer (Tobacco) ..................              63         517,012
KAO
   Manufacturer of cosmetics
   and personal care products
   (Consumer Products) .........................          36,000         502,869
MITSUBISHI MATERIALS
   Non-ferrous smelter and
   cement producer (Metals) ....................         263,000         743,494
MITSUI CHEMICALS
   Producer of petrochemical
   products (Chemicals) ........................         254,400         812,252
MITSUI MARINE & FIRE
   Provider of non-life insurance
   (Insurance) .................................          73,000         429,733
MITSUI O.S.K. LINES
   Shipping company
   (Transportation) ............................         308,000         494,255
NITTO DENKO
   Producer of industrial materials
   (Industrial Goods and Services) .............          27,000         487,154
NOMURA SECURITIES
   Securities firm
   (Financial Services) ........................          58,000         675,148
PIONEER ELECTRONIC+
   Manufacturer of audio
   equipment, including
   laser disks (Electronics) ...................          36,000         592,666
SECOM
   Security services pioneer
   (Retailing) .................................           7,000         452,814
---------
See footnotes on page 12.
-----
10

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON INTERNATIONAL FUND

                                                         SHARES        VALUE
                                                       ---------      --------
JAPAN (CONTINUED)
SUMITOMO BANK
   Provider of commercial
   banking services (Banking) ..................          59,000     $   627,920
SUMITOMO METAL INDUSTRIES
   Blast furnace and steel
   producer (Metals) ...........................         349,000         699,335
SUMITOMO REALTY & DEVELOPMENT
   Real estate developer
   (Construction and Property) .................          96,000         701,621
SUMITOMO TRUST AND BANKING
   Trust bank with commercial
   banking operations (Banking) ................          48,000         365,977
TOHO
   Producer and distributor of movies,
   TV dramas, and videos (Media) ...............           2,000         262,742
TOSHIBA
   Diversified manufacturer of
   consumer and industrial
   electronics (Electronics) ...................         154,000         697,847
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing) .............................          36,000         246,944
YAMAHA
   Manufacturer of musical
   instruments and audio
   equipment (Manufacturing) ...................          35,000         453,979
YORK-BENIMARU
   Supermarket chain operator
   (Retailing) .................................          13,000         236,717
                                                                     -----------
                                                                      14,552,080
                                                                     -----------
MEXICO  1.85%
DESC (ADRS)
   Diversified product manufacturer;
   financial services provider
   (Manufacturing) .............................          34,894       1,182,034
GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunications services
   (Telecommunications) ........................          30,400         547,200
                                                                     -----------
                                                                       1,729,234
                                                                     -----------

NETHERLANDS  5.42%
AKZO NOBEL
   Manufacturer of diversified
   chemicals (Chemicals) .......................           8,277       1,453,201
ELSEVIER
   Global printer and publisher
   of professional trade journals
   and magazines (Media) .......................          49,587         776,189
ING GROEP
   Worldwide underwriter of
   reinsurance; provider of financial
   and consumer credit (Insurance) .............          32,884       1,375,440
PHILIPS ELECTRONICS
   Consumer and industrial
   electronics (Electronics) ...................          18,757       1,463,210
                                                                     -----------
                                                                       5,068,040
                                                                     -----------

PORTUGAL  1.70%
ELECTRICIDADE DE PORTUGAL
   Generator and distributor
   of electricity (Utilities) ..................          30,378         531,679
PORTUGAL TELECOM
   Provider of telecommunications
   services (Telecommunications) ...............          12,300         507,375
TELECEL-COMUNICACAOES PESSOAIS*
   Cellular communications
   operator (Telecommunications) ...............           6,100         549,363
                                                                     -----------
                                                                       1,588,417
                                                                     -----------

RUSSIA  1.65%
TATNEFT (ADRS)+
   Oil and gas explorer and
   producer (Resources) ........................          10,240       1,472,000
TATNEFT (ADRS)
   Oil and gas explorer and
   producer (Resources) ........................             480          70,440
                                                                     -----------
                                                                       1,542,440
                                                                     -----------

SPAIN  4.33%
BANCO BILBAO VIZCAYA
   Provider of banking services
   (Banking) ...................................          41,889       1,116,007
ENDESA
   Producer, transmitter, and
   distributor of electricity
   to other utilities (Utilities) ..............          71,784       1,347,087
SOL MELIA
   Hotel manager and franchise
   company (Leisure and Hotels) ................          11,862         357,054
TELEFONICA DE ESPANA
   Provider of telecommunications
   services (Telecommunications) ...............          45,050       1,224,906
                                                                     -----------
                                                                       4,045,054
                                                                     -----------

SWEDEN  3.43%
ASTRA
   Developer, manufacturer, and
   marketer of pharmaceuticals
   (Health and Household) ......................          54,322         875,695


---------
See footnotes on page 12.


                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON INTERNATIONAL FUND

                                                         SHARES        VALUE
                                                       ---------      --------
SWEDEN (CONTINUED)
ELECTROLUX (SERIES B)
   Manufacturer of appliances
   and outdoor and industrial
   products (Consumer Products) ................           9,989     $   825,097
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of
   telecommunications equip-
   ment (Telecommunications) ...................          34,175       1,502,498
                                                                     -----------
                                                                       3,203,290
                                                                     -----------

SWITZERLAND  5.50%
CS HOLDINGS
   Banking group (Banking) .....................           8,497       1,192,609
NOVARTIS
   Manufacturer of pharmaceuticals
   (Health and Household) ......................             903       1,409,100
ROCHE HOLDINGS
   European pharmaceutical
   company and chemical producer
   (Health and Household) ......................             143       1,252,083
ZURICH VERSICHERUNGS
   Provider of insurance services
   (Insurance) .................................           3,134       1,288,969
                                                                     -----------
                                                                       5,142,761
                                                                     -----------

TAIWAN  0.24%
THE ROC TAIWAN FUND
   Closed-end fund investing
   in Taiwan (Miscellaneous) ...................          26,000         225,875
                                                                     -----------

UNITED KINGDOM  21.74%
B.A.T. INDUSTRIES
   Manufacturer of tobacco
   products; financial services
   company (Tobacco) ...........................         180,000       1,578,777
BRITISH BIOTECH
   Biotechnology company
   (Health and Household) ......................         215,000         365,625
BRITISH PETROLEUM
   Oil producer, refiner, and
   distributor (Resources) .....................         100,000       1,468,532
BUNZL
   Distributor and manufacturer
   of paper and plastic products
   (Manufacturing) .............................         295,000       1,225,759
CARADON
   Supplier of building products
   (Building Materials) ........................         180,000         573,004
DIXONS GROUP
   Consumer electronics retailer
   (Retailing) .................................          73,000         849,428
FKI BABCOCK
   Electrical engineering company
   (Industrial Goods and Services) .............         290,000         949,896
GRANADA GROUP
   Television group with additional
   leisure interests, including
   hotels (Leisure and Hotels) .................         111,000       1,524,995
LAPORTE
   Producer and seller of
   specialty chemicals (Chemicals) .............          70,000         775,817
NATIONAL POWER
   Electric power generation
   (Utilities) .................................         140,000       1,162,260
RAILTRACK GROUP
   Monopoly provider of rail
   services (Transportation) ...................         102,101       1,619,131
RENTOKIL
   Provider of commercial services
   such as pest control and office
   maintenance (Business Services) .............         109,200         437,272
REUTERS HOLDINGS
   International news and
   information organization (Media) ............          90,000         974,861
ROLLS ROYCE
   Aerospace; power generation,
   transmission, and distribution
   systems (Industrial Goods
   and Services) ...............................         249,500         876,807
ROYAL BANK OF SCOTLAND
   Provider of banking services
   (Banking) ...................................         122,000       1,279,575
TESCO
   Supermarket chain (Retailing) ...............         233,000       1,841,617
UNITED UTILITIES
   Provider of water utility
   services (Utilities) ........................          90,000       1,093,231
WPP GROUP
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research (Media) ............................         375,500       1,717,529
                                                                     -----------
                                                                      20,314,116
                                                                     -----------

TOTAL INVESTMENTS  96.50%
(Cost $80,689,715) .............................                      90,160,296
OTHER ASSETS
LESS LIABILITIES  3.50% ........................                       3,273,737
                                                                     -----------
NET ASSETS  100.00% ............................                     $93,434,033
                                                                     ===========

----------
 * Non-income producing security.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.


-----
12

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

PERFORMANCE REVIEW

The 12 months ended October 31, 1997, was an extremely volatile period for the emerging markets, with the most notable event being the currency crisis among the members of the Association of South East Asian Nations (ASEAN). In the 12-month period, Seligman Henderson Emerging Markets Growth Fund performed comparatively well, posting a total return of 8.26% based on the net asset value of Class A shares, against the 3.93% total return of the Lipper Emerging Markets Funds Average and the -9.74% total return of the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index).

Overall, the Fund largely avoided the difficulties of the currency crisis in the ASEAN markets and made significant advances during the early part of 1997, as non-ASEAN markets rallied. The Fund, however, was affected by general declines in the emerging markets during the October weakness in the global equity markets. Cash levels were gradually increased beginning in September 1997 as global market uncertainty grew.

PORTFOLIO STRATEGY

PACIFIC REGION

o The ASEAN currency crisis was caused by a combination of over-valued exchange rates, high levels of foreign indebtedness, over-investment in property and other unproductive assets, and poor economic management. The problems began in Thailand and spread to the other ASEAN economies. Over the last 12 months, poor market performance, combined with currency devaluations, led to some very large losses in these markets. Thailand fell 68.9%, Malaysia fell 57.8%, and the Philippines and Indonesia fell 54.8% and 43.4%, respectively.

    AT OCTOBER 31, 1996, THE FUND HAD A WEIGHTING OF 14.9% IN THE ASEAN MARKETS. THIS WEIGHTING WAS REDUCED TO A VERY LOW LEVEL IN JULY 1997, AS THE SEVERITY OF THE CRISIS BECAME APPARENT. THE FUND ENDED ITS FISCAL YEAR AT A WEIGHTING OF 2.0% IN ASEAN MARKETS, SUBSTANTIALLY LESS THAN THE 13.6% WEIGHTING OF THE MSCI EMF INDEX.

o The Northeast Asian markets generally avoided the problems of the ASEAN markets until July 1997, and China and Taiwan provided solid gains. However, South Korea's stock market was weak, burdened by poor domestic liquidity. The Northeast Asian markets started showing significant weakness in August. In October, markets fell sharply as first the Hong Kong dollar, and then the South Korean won, were subject to attack. In the 12 months ended October 31, 1997, the Chinese market gained 20.6%, but the Taiwanese market fell 3.4% and South Korea's market fell 46.5%.

    THE FUND'S EXPOSURE TO THE NORTHEAST ASIAN MARKETS OF CHINA, TAIWAN, AND SOUTH KOREA WAS REDUCED IN SEPTEMBER AND OCTOBER AND ENDED THE 12-MONTH PERIOD AT 14.2%. NONETHELESS, KEY "RED CHIPS" SUCH AS Qingling Motors, Huaneng Power International, AND China Everbright, AND TAIWANESE TECHNOLOGY STOCKS SUCH AS Synnex Technology International AND Siliconware Precision Industries REMAIN IN THE PORTFOLIO. HOWEVER, AFTER OCTOBER 31, 1997, THE FUND'S EXPOSURE TO SOUTH KOREA WAS ELIMINATED BEFORE THE CURRENCY DEVALUATION AND THE SUBSEQUENT INTERNATIONAL MONETARY FUND PACKAGE.


--------------------------------------------------------------------------------

[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) NICHOLAS VARDY, MONICA BALL, PETER BASSETT (PORTFOLIO MANAGER), KIRSTEEN MORRISON


FUND OBJECTIVE

Seligman Henderson Emerging Markets Growth Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

--------------------------------------------------------------------------------


                                                                           -----

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

LATIN AMERICA

o Latin American equity markets continued to benefit from the economic recovery that began when the Mexican crisis ended in early 1995. Until the world-wide weakness in October 1997, the region contained some of the best performing emerging markets. The Brazilian stock market had a strong rally in the early part of 1997, due to optimism regarding the country's economic reforms. However, this market subsequently experienced sharp declines as doubts emerged over the sustainability of the government's currency policy. Overall, Brazil was up 14.5% for the 12-month period ended October 31, 1997. Mexico and Argentina continued to benefit from economic recovery, following the 1994 crisis, and their markets finished the 12-month period ended October 31, 1997, up 34.2% and 20.5%, respectively. The Chilean market remained pressured by worries over inflation and the currency, and ended the period marginally lower.

    THE FUND MAINTAINED ITS YEAR-LONG OVERWEIGHTING IN LATIN AMERICA, WHICH IMPROVED THE PORTFOLIO'S OVERALL RESULTS AS THESE MARKETS WERE SOMEWHAT LESS IMPACTED BY THE RECENT VOLATILITY IN THE PACIFIC REGION. AT OCTOBER 31, 1997, THE FUND'S INVESTMENTS WERE FOCUSED IN MEXICO AT 10.3% AND BRAZIL AT 9.6%, AS THESE ARE BY FAR THE LARGEST MARKETS IN THE REGION. OVERALL, THE FUND HAD A WEIGHTING OF 28.7% IN LATIN AMERICA, HAVING STOOD AT 26.7% AT OCTOBER 31, 1996. WE PLAN TO MAINTAIN THE FUND'S SUBSTANTIAL INVESTMENT IN THIS REGION GOING FORWARD WITH AN ADDITIONAL EMPHASIS ON MEXICO, AS ITS ECONOMIC RECOVERY SEEMS ENTRENCHED.

    WITHIN MEXICO, THE PORTFOLIO HAS BEEN INCREASINGLY FOCUSED ON CONSUMER STOCKS SUCH AS Grupo Televisa, Femsa, Panamerican Beverages, AND Grupo Iusacell, TOGETHER WITH INDUSTRIAL AND EXPORT STOCKS SUCH AS Desc AND ALFA. THE BRAZILIAN PORTFOLIO HAS BECOME INCREASINGLY FOCUSED ON PRIVATIZATION STOCKS IN THE UTILITIES SECTOR SUCH AS Telebras, CEMIG, AND SABESP.

CENTRAL/SOUTHERN EUROPE

o Performance in Central/Southern Europe was diverse, reflecting the differing outlooks for the economies within the region. The Russian market continued to power ahead, bolstered by increasing domestic and foreign investor confidence, and finished 139.1% higher for the 12-month period ended October 31, 1997. The market in Turkey rose 89.1% during the 12-month period on the expectation of currency reforms. The Hungarian market improved 84.3%, fueled by earlier economic reforms and good domestic liquidity. The Portuguese and Greek markets produced more modest returns of 42.8% and 32.2%, respectively. In contrast, the Czech market lost 12.6% after a banking crisis, and the Polish market fell 11.0% on fears of a currency crisis.

    THE FUND HAD A WEIGHTING OF 18.7% IN CENTRAL/SOUTHERN EUROPE AS OF OCTOBER 31, 1996, AND HELD A SUBSTANTIAL POSITION IN THE REGION FOR THE LAST 12 MONTHS. THE FUND HAD A WEIGHTING OF 20.4% IN THE REGION AT OCTOBER 31, 1997, AND WILL LIKELY MAINTAIN THIS INVESTMENT LEVEL GOING FORWARD. THE FUND'S INVESTMENTS WERE PRINCIPALLY IN MARKETS THAT BENEFITED FROM CONTINUING ECONOMIC RECOVERY AND IMPROVING LIQUIDITY, SUCH AS RUSSIA AT 8.6%, PORTUGAL AT 4.2%, AND HUNGARY AT 3.0%.

    THE RUSSIAN PORTFOLIO WAS FOCUSED ON OIL AND GAS STOCKS AND FEATURED A LARGE HOLDING IN Tatneft, TOGETHER WITH HOLDINGS IN Lukoil Holding AND Surgutneftegaz. BOTH THE PORTUGUESE AND HUNGARIAN PORTFOLIOS CONTAINED PROMINENT STOCKS, SUCH AS Portugal Telecom IN PORTUGAL, A PROVIDER OF TELECOMMUNICATIONS SERVICES, AND MOL Magyar Olaj-es Gazipari IN HUNGARY, AN OIL AND GAS PRODUCER AND DISTRIBUTOR.

INDIAN SUBCONTINENT/AFRICA

o Within the Indian Subcontinent/Africa, market moves were more modest. Although Indian interest rates fell and domestic liquidity improved, lack of domestic confidence and the absence of an economic upturn limited the market's rise to 16.9% in the 12-month period ended October 31, 1997. Among the more significant markets, Egypt was the best performer, due to optimism over economic reforms. Its market was up 69.3% for the 12 months ended October 31, 1997. In contrast, the South African market slid 8.3%, affected by high domestic interest rates.

     AT OCTOBER 31, 1997, THE FUND'S WEIGHTING IN THE INDIAN SUBCONTINENT/AFRICA STOOD AT 17.4%, PRIMARILY SPLIT BETWEEN INDIA AND SOUTH AFRICA. THIS WAS A SLIGHT INCREASE FROM A WEIGHTING OF 13.5% AT OCTOBER 31, 1996. THE INDIAN PORTFOLIO WAS DIVERSIFIED WITH THE ADDITION OF Videsh Sanchar Nigam, A PROVIDER OF INTERNATIONAL TELECOMMUNICATIONS SERVICES. WITHIN THE SOUTH AFRICAN PORTFOLIO, THE FOCUS HAS BEEN ON INDUSTRIAL AND COMMERCIAL STOCKS, SUCH AS Metro Cash & Carry, RATHER THAN ON MINERAL PRODUCERS.

SUMMARY

The global equity markets have been exceptionally volatile as the Fund begins its new fiscal year, due to the possibility of further currency problems. The recent declines in the markets have created significant opportunities in certain emerging markets, although recovery in some ASEAN countries may take an extended period of time. At October 31, 1997, cash levels stood at a defensively high level of 17.4%. As global markets stabilize, the cash within the Fund will be invested in markets whose economies have more positive outlooks.

Note: All figures are in US dollar terms. All specific market performance information included in the Investment Report is taken from the MSCI country index for the 12-month period ended October 31, 1997, unless otherwise stated.



-----
14

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

COUNTRY ALLOCATION
AT OCTOBER 31, 1997
                                                                          MSCI
                                                                           EMF
                                                            FUND          INDEX
                                                          -------      ---------
CENTRAL/SOUTHERN EUROPE .............................      20.37%         10.35%
    Czech Republic ..................................         --           0.95
    Estonia .........................................       0.81             --
    Greece ..........................................       1.13           2.50
    Hungary .........................................       2.95           0.63
    Lithuania .......................................       0.83             --
    Poland ..........................................       0.32           0.56
    Portugal ........................................       4.21           3.28
    Russia ..........................................       8.59             --
    Slovenia ........................................       0.25             --
    Turkey ..........................................       1.28           2.43
INDIAN SUBCONTINENT/AFRICA ..........................      17.42          19.98
    Egypt ...........................................       3.65             --
    India ...........................................       5.13           6.30
    Israel ..........................................         --           2.36
    Jordan ..........................................         --           0.12
    Lebanon .........................................       1.25             --
    Pakistan ........................................         --           0.79
    Saudi Arabia ....................................       1.39             --
    South Africa ....................................       6.00          10.32
    Sri Lanka .......................................         --           0.09
LATIN AMERICA .......................................      28.69          34.37
    Argentina .......................................       3.11           3.57
    Brazil ..........................................       9.59          13.16
    Chile ...........................................       5.73           3.91
    Columbia ........................................         --           0.94
    Mexico ..........................................      10.26          10.20
    Peru ............................................         --           1.08
    Venezuela .......................................         --           1.51
PACIFIC .............................................      16.10          35.30
    China ...........................................       5.10           0.54
    Indonesia .......................................       0.29           3.17
    Malaysia ........................................       0.08           6.76
    Philippines .....................................       1.24           1.73
    South Korea .....................................       0.49           5.32
    Taiwan ..........................................       8.56          15.87
    Thailand ........................................       0.34           1.91
OTHER ASSETS LESS LIABILITIES .......................      17.42             --
--------------------------------------------------------------------------------
TOTAL ...............................................     100.00%        100.00%


REGIONAL ALLOCATION
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Latin America ...........................   28.69%
Central/Southern Europe .................   20.37%
Indian Subcontinent/Africa ..............    7.42%
Pacific .................................   16.10%
Other Assets Less Liabilities ...........   17.42%


LARGEST INDUSTRIES
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Telecommunications ......................   12.1%     $12,603,695
Financial Services ......................   12.7%     $11,759,279
Electric Utilities ......................   10.8%     $11,251,847
Resources ...............................    9.9%     $10,272,318
Consumer Goods and Services .............    7.2%     $ 7,497,824


LARGEST PORTFOLIO HOLDINGS
AT OCTOBER 31, 1997

SECURITY                                                                VALUE
----------                                                            ----------
Tatneft (ADRs) (Russia) .....................................         $2,932,500
Telecomunicacoes Brasileiras
    "Telebras" (ADRs) (Brazil) ..............................          2,602,125
Companhia Energetica de Minas Gerais
    "CEMIG" (ADRs) (Brazil) .................................          2,515,500
Huaneng Power International (ADRs)
    (China) .................................................          2,266,000
Companhia de Saneamento Basico do
    Estado Sao Paulo "SABESP" (Brazil) ......................          2,208,218
Nizhny Novgorod Telephone (RDCs)
    (Russia) ................................................          2,145,000
Fomento Economico Mexicano "Femsa"
    (Series B) (Mexico) .....................................          2,099,373
Desc (ADRs) (Mexico) ........................................          2,031,653
Petroleo Brasileiro "Petrobras" (Brazil) ....................          1,944,399
Panamerican Beverages (ADRs)
    (Mexico) ................................................          1,925,100

                                                                           -----

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND



INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1997

                                                         AVERAGE ANNUAL
                                                   --------------------------
                                                                      SINCE
                                  SIX               ONE             INCEPTION
                                 MONTHS*           YEAR              5/28/96
                              ----------          -------         ------------
CLASS A**
With Sales Charge .........     (12.51)%            3.09%            (1.50)%
Without Sales Charge ......      (8.14)             8.26              1.95

CLASS B**
With CDSL+ ................     (12.91)             2.54             (1.53)
Without CDSL ..............      (8.32)             7.54              1.27

CLASS D**
With 1% CDSL ..............      (9.24)             6.54               n/a
Without CDSL ..............      (8.32)             7.54              1.27

LIPPER EMERGING MARKETS
FUNDS AVERAGE*** ..........      (9.37)             3.93            (0.69)++

MSCI EMF INDEX*** .........     (18.60)            (9.74)          (10.54)++

NET ASSET VALUE

                 OCTOBER 31, 1997        APRIL 30, 1997       OCTOBER 31, 1996
                -------------------      --------------      -------------------
CLASS A                $7.34                  $7.99                 $6.78
CLASS B                 7.27                   7.93                  6.76
CLASS D                 7.27                   7.93                  6.76

CAPITAL LOSS INFORMATION

FOR THE YEAR ENDED OCTOBER 31, 1997
REALIZED ..................   $(0.190)
UNREALIZED ................    (0.011)#

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns of Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
      International Emerging Markets Free Index (MSCI EMF Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From May 31, 1996.
    # Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 1997.


-----
16

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW                              October 31, 1997
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

  This chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 4% contingent deferred sales load ("CDSL") for Class B shares, and without the 1% CDSL for Class D shares, since the commencement of operations on May 28, 1996, through October 31, 1997, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

EMERGING MARKETS GROWTH FUND
                                                                                                 Lipper
                               Class A         Class A            Class B          Class D       Emerging Markets
                               With Sales      Without Sales      With             Without       Funds                MSCI
                               Charge          Charge             CDSL             CDSL          Average              EMF Index
                               ----------      -------------      -------          -------       ---------------      ---------
5/28/96 ..............            9,520           10,000           10,000           10,000           10,000           10,000
5/31/96 ..............            9,533           10,014           10,014           10,014           10,000           10,000
6/30/96 ..............            9,493            9,972            9,986            9,986           10,054           10,131
7/31/96 ..............            9,013            9,468            9,454            9,454            9,459            9,444
8/31/96 ..............            9,400            9,874            9,860            9,860            9,715            9,652
9/30/96 ..............            9,400            9,874            9,860            9,860            9,778            9,735
10/31/96 .............            9,040            9,496            9,468            9,468            9,527            9,460
11/30/96 .............            9,240            9,706            9,664            9,664            9,738            9,630
12/31/96 .............            9,453            9,930            9,888            9,888            9,906            9,636
1/31/97 ..............           10,173           10,686           10,630           10,644           10,700           10,264
2/28/97 ..............           10,520           11,050           10,994           10,994           11,095           10,678
3/31/97 ..............           10,400           10,924           10,868           10,868           10,861           10,416
4/30/97 ..............           10,653           11,190           11,106           11,106           10,925           10,490
5/31/97 ..............           11,093           11,653           11,569           11,569           11,366           10,750
6/30/97 ..............           12,160           12,773           12,675           12,675           11,991           11,371
7/31/97 ..............           12,453           13,081           12,969           12,969           12,348           11,578
8/31/97 ..............           11,413           11,989           11,877           11,891           11,232           10,242
9/30/97 ..............           11,720           12,311           12,199           12,199           11,682           10,319
10/31/97 .............            9,787           10,280            9,782           10,182            9,902            8,539

    There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1997
                                                                SHARES
                                                      --------------------------
                                                                        HOLDINGS
ADDITIONS                                              INCREASE         10/31/97
------------                                          -----------      ---------
Companhia de Saneamento
    Basico do Estado Sao Paulo
    "SABESP" (Brazil) ........................       10,144,000       10,144,000
Compania de
    Telecomunicaciones de Chile
    "CTC" (ADRs) (Chile) .....................           66,000           66,000
Companhia Energetica de
    Minas Gerais "CEMIG"
    (ADRs) (Brazil) ..........................           46,200           64,500
Distribucion y Servicio (ADRs)
    (Chile) ..................................           77,000           77,000
Fomento Economico Mexicano
    "Femsa" (Series B) (Mexico) ..............          297,500          297,500
Formosa Growth Fund (Taiwan) .................          102,000          102,000
Grupo Iusacell (ADRs) (Mexico) ...............           95,600           95,600
Huaneng Power International
    (ADRs) (China) ...........................           65,000          103,000
Saudi Arabia Investment Fund
    (Saudi Arabia) ...........................          158,400          158,400
Sonae Investimentos (Portugal) ...............           32,000           32,000

                                                                SHARES
                                                      --------------------------
                                                                        HOLDINGS
REDUCTIONS                                             DECREASE         10/31/97
--------------                                        -----------      ---------
Bufete Industrial (ADRs)
    (Mexico) .................................           50,200             --
Companhia Vale do Rio Doce
    (ADRs) (Brazil) ..........................           43,900             --
Empresas ICA Sociedad
    Controladora (ADRs) (Mexico) .............           72,500             --
Gencor (South Africa) ........................          258,500             --
Grupo Financiero Banamex
    Accival (Class B) (Mexico) ...............          496,000             --
Guangdong Investments (China) ................          940,000             --
Pliva (GDRs) (Croatia) .......................           74,000             --
The ROC Taiwan Fund
    (Taiwan) .................................           87,000             --
Telefonica del Peru (ADRs) (Peru) ............           46,300             --
Zagrebacka Banka (GDRs)
    (Croatia) ................................           35,000             --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.
                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
                                                         SHARES        VALUE
                                                       ---------      --------
COMMON STOCKS  82.58%
ARGENTINA  3.11%
BANCO RIO DE LA PLATA (ADRS)*
   Provider of commercial and
   investment banking services
   (Financial Services) ........................          45,300     $   475,650
IRSA INVERSIONES Y REPRESENTACIONES
(GDRS)
   Real estate developer
   (Construction and Property) .................          39,300       1,326,375
PEREZ (ADRS)
   Producer of oil and gas, and
   provider of energy services
   (Resources) .................................         111,810       1,396,216
SIDERCA
   Manufacturer and
   producer of steel (Metals) ..................          15,637          38,333
                                                                     -----------
                                                                       3,236,574
                                                                     -----------
BRAZIL  9.59%
COMPANHIA DE SANEAMENTO
BASICO DO ESTADO SAO PAULO "SABESP"
   Provider of water treatment
   and distribution services
   (Electric Utilities) ........................      10,144,000       2,208,218
COMPANHIA ENERGETICA DE
MINAS GERAIS "CEMIG" (ADRS)
   Provider of electrical utility
   services (Electric Utilities) ...............          64,500       2,515,500
COMPANHIA PARANAENSE DE
ENERGIA "COPEL" (ADRS)
   Provider of electrical utility
   services (Electric Utilities) ...............          39,800         475,112
ERICSSON TELECOMUNICACOES*
   Manufacturer of
   telecommunications equipment
   (Telecommunications) ........................       7,700,000         239,556
PETROLEO BRASILEIRO "PETROBRAS"
   Oil and gas producer and
   distributor (Resources) .....................       9,700,000       1,944,399
TELECOMUNICACOES BRASILEIRAS
"TELEBRAS" (ADRS)
   Provider of telecommunications
   services (Telecommunications) ...............          25,700       2,602,125
                                                                     -----------
                                                                       9,984,910
                                                                     -----------
CHILE  5.73%
BANCO SANTANDER CHILE (ADRS)
   Provider of banking services
   (Financial Services) ........................          74,600         969,800
COMPANIA DE TELECOMUNICACIONES
DE CHILE "CTC" (ADRS)
   Provider of telecommunications
   services (Telecommunications) ...............          66,000       1,831,500
DISTRIBUCION Y SERVICIO (ADRS)*
   Supermarket operator
   (Consumer Goods and Services) ...............          77,000       1,352,312
ENERSIS (ADRS)
   Provider of electric utility
   services (Electric Utilities) ...............          54,800       1,808,400
                                                                     -----------
                                                                       5,962,012
                                                                     -----------
CHINA  5.10%
CHINA EVERBRIGHT*
   Department store and
   supermarket operator;
   property investor and
   developer (Diversified) .....................         920,000         987,840
CNPC HONG KONG*
   Explorer and producer
   of crude oil (Resources) ....................       1,900,000         792,691
HUANENG POWER INTERNATIONAL
(ADRS)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric Utilities) ........................         103,000       2,266,000
QINGLING MOTORS*
   Manufacturer of
   lightweight trucks
   (Automotive Manufacturing) ..................       1,930,000       1,260,867
                                                                     -----------
                                                                       5,307,398
                                                                     -----------
EGYPT  3.65%
COMMERCIAL INTERNATIONAL BANK+
   Provider of banking services
   (Financial Services) ........................          54,000       1,188,000
MIBANK (GDSS)+
   Diversified banking services
   provider (Financial Services) ...............          62,000         988,900
MIBANK (GDSS)
   Diversified banking services
   provider (Financial Services) ...............          18,000         281,250
SUEZ CEMENT (GDRS)*+
   Cement manufacturer
   (Construction and Property) .................          58,000       1,342,700
                                                                     -----------
                                                                       3,800,850
                                                                     -----------
ESTONIA  0.81%
SOCIETIE GENERAL BALTIC REPUBLICS FUND
   Investor in the Baltic
   Republics (Financial Services) ..............           3,200         848,000
                                                                     -----------
---------
See footnotes on page 21.
-----
18
================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
                                                         SHARES        VALUE
                                                       ---------      --------
GREECE  1.13%
ALPHA CREDIT BANK
   Provider of banking services
   (Financial Services) ........................           6,000     $   395,379
MAILLIS
   Producer of packaging
   and packaging systems
   (Manufacturing) .............................          54,000         779,112
                                                                     -----------
                                                                       1,174,491
                                                                     -----------
HUNGARY  2.95%
MOL MAGYAR OLAJ-ES GAZIPARI
(GDRS)+
   Oil and gas producer and
   distributor (Resources) .....................          45,000         967,500
OTP BANK (GDRS)+
   Provider of commercial banking
   services (Financial Services) ...............          19,620         591,151
RICHTER GEDEON (GDRS)
   Manufacturer of pharmaceuticals
   and cosmetics (Drugs and
   Health Care) ................................          16,300       1,515,900
                                                                     -----------
                                                                       3,074,551
                                                                     -----------
INDIA  5.13%
BSES (GDRS)*
   Provider of electric utility
   services (Electric Utilities) ...............          41,000         662,150
HINDALCO INDUSTRIES (GDRS)
   Producer of aluminum and
   aluminum products (Metals) ..................          45,000       1,300,500
MAHINDRA & MAHINDRA (GDRS)
   Manufacturer of automobiles,
   automobile components, and
   farm equipment (Manufacturing) ..............          71,000         745,500
RELIANCE INDUSTRIES (GDRS)
   Manufacturer of synthetic
   fibers and petrochemicals
   (Diversified) ...............................          50,000       1,050,000
STATE BANK OF INDIA (GDRS)
   Provider of banking services
   (Financial Services) ........................          20,400         388,110
STATE BANK OF INDIA (GDRS)+
   Provider of banking services
   (Financial Services) ........................          29,600         529,100
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunications services
   (Telecommunications) ........................          51,000         669,375
                                                                     -----------
                                                                       5,344,735
                                                                     -----------
INDONESIA  0.29%
BANK DAGANG NASIONAL INDONESIA
   Provider of commercial banking
   services (Financial Services) ...............         354,000          47,871
KAWASAN INDUSTRI JABABEKA
   Developer of industrial estates
   and facilities (Construction
   and Property) ...............................         580,000         255,409
                                                                     -----------
                                                                         303,280
                                                                     -----------
LEBANON  1.25%
BANQUE AUDI (GDRS)+
   Commercial bank
   (Financial Services) ........................          47,200       1,298,000
                                                                     -----------
LITHUANIA  0.83%
HERMIS BANK (GDRS)
   Provider of commercial and
   retail banking services
   (Financial Services) ........................          75,000         862,500
                                                                     -----------
MALAYSIA  0.08%
FRASER & NEAVE HOLDINGS
   Manufacturer of glass bottles and
   glass products (Manufacturing) ..............          32,900          80,793
                                                                     -----------
MEXICO  10.26%
ALFA
   Producer of steel, chemicals,
   and food products (Industrial
   Goods and Services) .........................         207,900       1,526,669
DESC (ADRS)
   Diversified product
   manufacturer; financial
   services provider (Diversified) .............          59,975       2,031,653
FOMENTO ECONOMICO MEXICANO "FEMSA"
(SERIES B)*
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services) ...............         297,500       2,099,373
GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunications services
   (Telecommunications) ........................          95,600       1,720,800
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services
   (Leisure and Hotels) ........................          44,700       1,385,700
---------
See footnotes on page 21.
                                                                           -----
================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
                                                         SHARES        VALUE
                                                       ---------      --------
MEXICO (CONTINUED)
PANAMERICAN BEVERAGES (ADRS)
   Producer of Coca-Cola and
   other beverages (Consumer
   Goods and Services) .........................          62,100     $ 1,925,100
                                                                     -----------
                                                                      10,689,295
                                                                     -----------
PHILIPPINES  1.24%
PHILIPPINE LONG DISTANCE TELEPHONE
   Telephone utility
   (Telecommunications) ........................          30,000         742,574
SM PRIME HOLDINGS
   Developer and operator
   of retail properties
   (Construction and Property) .................       3,150,000         552,475
                                                                     -----------
                                                                       1,295,049
                                                                     -----------
POLAND  0.32%
KGHM POLSKA MIEDZ*
   Producer of copper, silver,
   and related products (Metals) ...............          34,000         336,600
                                                                     -----------
PORTUGAL  4.21%
JERONIMO MARTINS
   Retailer of food and
   consumer products (Retailing) ...............          19,333       1,259,300
PORTUGAL TELECOM
   Provider of telecommunications
   services (Telecommunications) ...............           6,000         245,200
PORTUGAL TELECOM (ADRS)
   Provider of telecommunications
   services (Telecommunications) ...............          18,000         742,500
SONAE INVESTIMENTOS
   Hypermarket operator (Retailing) ............          32,000       1,190,824
TELECEL-COMUNICACAOES PESSOAIS*
   Cellular communications
   operator (Telecommunications) ...............          10,550         950,128
                                                                     -----------
                                                                       4,387,952
                                                                     -----------
RUSSIA  8.59%
LUKOIL HOLDING (ADRS)
   Prospector, extractor, and
   transporter of oil and gas
   (Resources) .................................          10,800         943,615
MOSENERGO (ADRS)
   Producer and distributor of
   electric and thermal energy
   (Electric Utilities) ........................          29,500       1,316,467
NIZHNY NOVGOROD TELEPHONE (RDCS)*
   Telephone utility
   (Telecommunications) ........................              13       2,145,000
ROSTELKOM (RDCS)*
   Provider of long distance and
   international telecommunications
   services (Telecommunications) ...............              22         671,000
SURGUTNEFTEGAZ (ADRS)
   Oil and natural gas provider
   (Resources) .................................         101,500         938,875
TATNEFT (ADRS)+
   Oil and gas explorer and
   producer (Resources) ........................          20,400       2,932,500
                                                                     -----------
                                                                       8,947,457
                                                                     -----------
SAUDI ARABIA  1.39%
SAUDI ARABIA INVESTMENT FUND*
   Closed-end fund investing in
   Saudi Arabia (Miscellaneous) ................         158,400       1,445,400
                                                                     -----------
SLOVENIA  0.25%
SKB BANKA (GDRS)+
   Provider of commercial,
   savings, and investment
   banking services
   (Financial Services) ........................          14,000         255,500
                                                                     -----------
SOUTH AFRICA  6.00%
BARLOW
   Producer and distributor of
   products used in building
   and construction and other
   industries (Construction
   and Property) ...............................         100,000       1,007,374
LIBERTY LIFE ASSOCIATION OF AFRICA
   Provider of life and health
   insurance (Financial Services) ..............          43,000       1,071,762
METRO CASH & CARRY
   Retailer of food and consumer
   products (Retailing) ........................       1,280,000       1,153,848
SASOL
   Fuel and chemical producer
   (Diversified) ...............................          76,000         915,567
---------
See footnotes on page 21.

-----
20

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
                                                         SHARES        VALUE
                                                       ---------      --------
SOUTH AFRICA (CONTINUED)
SOUTH AFRICAN BREWERIES
   Producer of beer and other
   beverages (Consumer Goods
   and Services) ...............................          42,500     $ 1,126,389
STANDARD BANK INVESTMENT
   Provider of commercial banking
   services (Financial Services) ...............          23,000         974,556
                                                                     -----------
                                                                       6,249,496
                                                                     -----------
SOUTH KOREA  0.49%
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Manufacturing) .............................          10,491         469,062
SK TELECOM
   Provider of mobile
   telecommunications
   and paging services
   (Telecommunications) ........................             130          43,937
                                                                     -----------
                                                                         512,999
                                                                     -----------
TAIWAN  8.56%
CHINA STEEL (GDRS)
   Producer of steel and steel
   products (Metals) ...........................          60,475         887,471
FORMOSA FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous) ...................              90         824,130
FORMOSA GROWTH FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous) ...................         102,000       1,811,520
HOTUNG INVESTMENT HOLDINGS*
   Investor in unlisted
   technology-related companies
   (Financial Services) ........................       2,500,000         593,750
SILICONWARE PRECISION INDUSTRIES
(GDRS)
   Integrated circuit packaging
   (Industrial Goods and Services) .............         112,000       1,078,000
SYNNEX TECHNOLOGY INTERNATIONAL
(GDRS)
   Manufacturer of PCs and
   peripherals (Consumer Goods
   and Services) ...............................          57,000         994,650
TAIPEI FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous) ...................              90         907,740
TAIWAN OPPORTUNITIES FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous) ...................         140,000       1,813,000
                                                                     -----------
                                                                       8,910,261
                                                                     -----------
THAILAND  0.34%
EXPLORATION & PRODUCTION
   Producer of natural gas
   (Resources) .................................          35,000         356,522
                                                                     -----------
TURKEY  1.28%
MIGROS TURK
   Retailer of food and consumer
   products (Retailing) ........................       1,268,750       1,330,253
                                                                     -----------
TOTAL INVESTMENTS  82.58%
(Cost $86,155,869) .............................                      85,994,878
OTHER ASSETS
LESS LIABILITIES  17.42% .......................                      18,143,965
                                                                    ------------

NET ASSETS  100.00% ............................                    $104,138,843
                                                                    ============
----------
 * Non-income producing security.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

                                                                           -----

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

PERFORMANCE REVIEW

For the 12 months ended October 31, 1997, Seligman Henderson Global Growth Opportunities Fund posted a total return of 13.86% based on the net asset value of Class A shares, compared to the 16.45% total return of its peers, as measured by the Lipper Global Funds Average. Stocks around the world, as measured by the Morgan Stanley Capital International World Index (MSCI World Index), posted a total return of 17.25% for the period. Given its growth objective, the Fund was substantially invested in the Pacific region and Latin America, where stocks with strong earnings growth rates were found. Many of these stocks saw their valuations reduced in the currency crisis, which contributed to the Fund's relative underperformance.

The past 12 months offered strikingly differentiated economic and market performance around the world. While the Americas prospered with continuing benign surprises regarding growth and inflation, the Pacific region suffered a significant economic deterioration that culminated in widespread currency crises. Meanwhile, Continental Europe enjoyed the best increase in economic and earnings growth as a result of currency devaluation. In each case, stock market performance reflected these regional developments.

PORTFOLIO STRATEGY

Throughout its fiscal year, the Fund maintained fairly balanced investments among its four major themes: 32% was invested in PRODUCTIVITY, 30% in QUALITY OF LIFE, 23% in CONSUMER IS KING; and the smallest portion of the Fund's investments was in GLOBAL TRADE, which accounted for 15% of the Fund's total assets.

PRODUCTIVITY

o A key focus for corporate management around the world continued to be the search for improved productivity and reduced costs. Greater investment in technology and an acceleration in outsourcing were two popular methods for achieving those goals.

    AS A RESULT, SOME OF THE MOST SUCCESSFUL INVESTMENTS IN THE FUND WERE RELATED TO THE PRODUCTIVITY THEME, SPECIFICALLY STOCKS IN THE Technology AND Outsourcing SUB-THEMES. FOR EXAMPLE, ALL THE FOLLOWING PROVED TO BE STRONG
    PERFORMERS: Microsoft IN THE UNITED STATES, A PRODUCER OF MICROCOMPUTER SOFTWARE; L.M. Ericsson Telefon IN SWEDEN, A MANUFACTURER OF TELECOMMUNICATIONS EQUIPMENT; AND Parity IN THE UNITED KINGDOM, A PROVIDER OF SOFTWARE ENGINEERING AND CONSULTING SERVICES.

QUALITY OF LIFE

o This area provided some of the most exciting sub-themes for finding growth stocks, particularly in the Health Care and Tourism sub-themes.

    IN Health Care, TWO OF THE BIGGEST WINNERS IN THE PAST 12 MONTHS INCLUDED Pfizer IN THE US AND Richter Gedeon IN HUNGARY. BOTH PHARMACEUTICAL STOCKS PRODUCED BETTER-THAN-EXPECTED EARNINGS GROWTH. WE ALSO PURCHASED Genset, A LEADING BIOMEDICAL RESEARCH COMPANY BASED IN FRANCE. Genset IS MAPPING THE



--------------------------------------------------------------------------------

[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) BEN ELWES, DAVID THORNTON, MICHAEL WOOD-MARTIN, PETER BASSETT, (SEATED) STACEY NAVIN, NITIN MEHTA (PORTFOLIO MANAGER), KIRSTEEN MORRISON


[PHOTO]

US TEAM: (FROM LEFT) MICHELLE BORRE, LOUISE KNIGHT (ADMINISTRATIVE ASSISTANT), DAVE LEVY, LOUISE OH, (SEATED) LORIS MUZZATTI (PORTFOLIO MANAGER)


FUND OBJECTIVE

Seligman Henderson Global Growth Opportunities Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

--------------------------------------------------------------------------------


-----
22

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND


    HUMAN GENE WITH THE OBJECTIVE OF USING THE GENOMIC DATABASE TO IMPROVE THE EFFICIENCY OF CLINICAL TRIALS FOR NEW DRUGS.

    IN Tourism, CHEAPER CURRENCIES AND GREATER ECONOMIC ACTIVITY HAVE BEEN THE MAJOR FACTORS SUPPORTING THE INDUSTRY. RISING TRAFFIC AND HIGHER OCCUPANCY RATES ARE RAISING THE EARNINGS PROFILE OF THESE COMPANIES. THROUGHOUT THE FISCAL YEAR, WE CONTINUED TO ADD STOCKS RELATED TO EUROPEAN TOURISM, SUCH AS Airtours IN THE UK, A TOUR OPERATOR.

CONSUMER IS KING

o While consumption was strong in the US and the UK during the past 12 months, it was disappointing elsewhere. However, improving consumer confidence in Continental Europe held promise for the future. Despite a mixed background, there were many pockets of buoyant consumption.

    IN PARTICULAR, THE FUND'S Global Brand Power SUB-THEME WAS MOST REWARDING. TWO GERMAN COMPANIES -- Adidas, A MANUFACTURER OF SPORTING GOODS, AND Porsche, A MANUFACTURER OF LUXURY SPORTS CARS -- ENJOYED RAPIDLY GROWING DEMAND, THE RESULT OF AGGRESSIVE PRODUCT STRATEGIES AND IMPRESSIVE EXECUTION.

GLOBAL TRADE

o Although GLOBAL TRADE continued to grow at a faster pace than global economic growth, we found few obvious direct beneficiaries. Instead, we concentrated on the Telecommunications and Natural Resources sub-themes, which led us mostly to the emerging markets. While in developed markets such businesses are normally mature, with slow earnings growth, in many developing countries both sectors can enjoy rapid growth. For example, as these countries become wired, telephone traffic should soar. Similarly, more efficient use of Latin America's and Eastern Europe's vast natural resources should result in rapid earnings growth.

    WITH THIS IN MIND, WE INVESTED IN TELECOMMUNICATIONS COMPANIES IN INDIA, BRAZIL, AND MEXICO. WE WERE ALSO LED TO OIL AND GAS COMPANIES IN BRAZIL, HUNGARY, AND RUSSIA. OVER THE 12-MONTH PERIOD, THE FUND'S WEIGHTING IN THE EMERGING MARKETS INCREASED SLIGHTLY FROM 8.5% TO 10.0% AT OCTOBER 31, 1997.

JAPAN AND THE PACIFIC REGION

o The Fund's biggest disappointments during the past 12 months were in Japan and the Pacific region. In Japan, the Fund's emphasis on attractively valued mid-capitalization growth stocks was not particularly rewarding, as nervous investors continued to seek safety in large-capitalization stocks despite their lofty valuations. In the Pacific region, we de-emphasized property and bank stocks in favor of technology and consumer staples. However, in the recent turmoil, even these sectors saw indiscriminate reductions in valuations.

    OVERALL, THE FUND'S EXPOSURE TO JAPAN WAS REDUCED TO 9.6% FROM 16.6% 12 MONTHS AGO. WITH LITTLE IMPROVEMENT IN SIGHT, WE SIGNIFICANTLY REDUCED THE FUND'S EXPOSURE TO THE PACIFIC REGION OVER THE PAST 12 MONTHS, FROM 11.2% TO 4.6% AT OCTOBER 31, 1997.

SUMMARY

The near-term outlook for global equity markets remains uncertain. Recent market volatility is a result of the heightened economic and valuation risks perceived to exist around the world. The economic shocks emanating from the Pacific region could reduce the outlook for economic and earnings growth worldwide.

However, the slowdown in the Pacific region could prove disinflationary for the US, the UK, and Continental Europe. Therefore, we do not believe that the US Federal Reserve Board or the German Bundesbank will need to raise interest rates in the very near term. Looking forward, we continue to believe that Continental Europe has the strongest future growth prospects. Accordingly, the Fund's largest weighting is in this region with 32.8% at October 31, 1997, (excluding Hungary which is an emerging market), significantly higher than the 25.7% weighting at October 31, 1996.

We believe that the current environment of worldwide excess capacity and low pricing power could make profit margins more vulnerable and earnings expansion more prized. Growth stocks should then command a higher premium. Our thematic investment approach is designed to find such rewarding growth opportunities, and we will continue to apply this discipline in the year ahead.

Note: All figures are in US dollar terms. All specific market performance information included in the Investment Report is taken from the MSCI country index for the 12-month period ended October 31, 1997, unless otherwise stated.



                                                                           -----

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1997

                                                        AVERAGE ANNUAL
                                           --------------------------------------------
                                                            CLASS B
                                                             SINCE             SINCE
                                 SIX           ONE         INCEPTION         INCEPTION
                               MONTHS*        YEAR          4/22/96           11/1/95
                             ----------    ----------    ------------      ------------
CLASS A**

With Sales Charge .......        3.02%        8.49%           n/a             10.75%
Without Sales Charge ....        8.11        13.86            n/a             13.51

CLASS B**

With CDSL+ ..............        2.60         7.97           5.61%              n/a
Without CDSL ............        7.60        12.97           8.14               n/a

CLASS D**

With 1% CDSL ............        6.60        11.97            n/a               n/a
Without CDSL ............        7.60        12.97            n/a             12.65

LIPPER GLOBAL

FUNDS AVERAGE*** ........        8.89        16.45          12.09++           16.12+++

MSCI WORLD INDEX*** .....        8.78        17.25          13.24++           17.03+++

NET ASSET VALUE

                 OCTOBER 31, 1997       APRIL 30, 1997        OCTOBER 31, 1996
                -------------------     --------------       -------------------
CLASS A                $9.20                 $8.51                  $8.08
CLASS B                 9.06                  8.42                   8.02
CLASS D                 9.06                  8.42                   8.02

CAPITAL GAIN INFORMATION

FOR THE YEAR ENDED OCTOBER 31, 1997
REALIZED ................   $0.448#
UNREALIZED ..............    1.420##

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns of Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Global Funds Average and the Morgan Stanley Capital
      International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From April 30, 1996.
  +++ From October 31, 1995.
    # On November 21, 1997, a capital gain of $0.370 per share was paid to shareholders.
   ## Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1997.


-----
24

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW                              October 31, 1997
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

    This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of investment operations on November 1, 1995, through October 31, 1997, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.


GLOBAL GROWTH OPPORTUNITIES FUND

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

                           Class A           Class A                                               Lipper
                           With              Without           Class D          MSCI               Global
                           Sales             Sales             Without          Global             Fund
                           Load              Load              CDSL             Index              Average
                          --------          --------          --------         -------            --------
10/31/95 .........         9,520             10,000            10,000           10,000             10,000
11/30/95 .........         9,560             10,042            10,028           10,349             10,175
12/31/95 .........         9,840             10,336            10,322           10,654             10,367
1/31/96 ..........        10,107             10,616            10,602           10,848             10,649
2/29/96 ..........        10,293             10,812            10,784           10,916             10,786
3/31/96 ..........        10,560             11,092            11,064           11,100             10,974
4/30/96 ..........        10,880             11,429            11,387           11,363             11,361
5/31/96 ..........        11,067             11,625            11,569           11,375             11,503
6/30/96 ..........        11,093             11,653            11,597           11,434             11,474
7/31/96 ..........        10,627             11,162            11,106           11,032             10,959
8/31/96 ..........        10,827             11,373            11,303           11,161             11,250
9/30/96 ..........        10,987             11,541            11,457           11,600             11,591
10/31/96 .........        10,773             11,317            11,233           11,683             11,583
11/30/96 .........        11,173             11,737            11,639           12,340             12,138
12/31/96 .........        11,120             11,681            11,583           12,145             12,145
1/31/97 ..........        11,307             11,877            11,751           12,293             12,415
2/28/97 ..........        11,347             11,919            11,793           12,437             12,456
3/31/97 ..........        11,227             11,793            11,667           12,193             12,231
4/30/97 ..........        11,347             11,919            11,793           12,593             12,387
5/31/97 ..........        12,120             12,731            12,577           13,373             13,155
6/30/97 ..........        12,720             13,361            13,193           14,042             13,693
7/31/97 ..........        13,253             13,922            13,740           14,691             14,368
8/31/97 ..........        12,507             13,137            12,955           13,710             13,599
9/30/97 ..........        13,173             13,838            13,642           14,457             14,414
10/31/97 .........        12,267             12,885            12,689           13,699             13,488

    There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

    As shown on page 24, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1997
                                                                SHARES
                                                      --------------------------
                                                                        HOLDINGS
ADDITIONS                                              INCREASE         10/31/97
------------                                          ----------       ---------
Cardinal Health (US) ...........................          32,500          32,500
Compaq Computers (US) ..........................          41,200          41,200
General Electric (US) ..........................          41,500          41,500
Heineken (Netherlands) .........................          11,885          11,885
Hewlett-Packard (US) ...........................          35,300          35,300
Nokia (Finland) ................................          29,055          29,055
PepsiCo (US) ...................................          74,500          74,500
Petroleo Brasileiro "Petrobras"
    (Brazil) ...................................          81,000          81,000
Travelers (US) .................................          40,900          40,900
Xerox (US) .....................................          30,500          30,500

                                                                SHARES
                                                      --------------------------
                                                                        HOLDINGS
REDUCTIONS                                             DECREASE         10/31/97
--------------                                        ----------       ---------
ABB (Switzerland) ..............................           1,626              --
Boston Scientific (US) .........................          26,600          13,400
Empresas ICASociedad
    Controladora (ADRs) (Mexico) ...............         134,000              --
First Data (US) ................................          40,400              --
HFS (US) .......................................          25,000              --
MGMGrand (US) ..................................          45,000              --
Rentokil (UK) ..................................         530,000(1)           --
Telecomunicacoes Brasileiras
    "Telebras" (ADRs) (Brazil) .................          14,450          23,550
Telefonica del Peru (ADRs) (Peru) ..............          70,000              --
Television Broadcasting
    (Hong Kong) ................................         378,000              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.
(1) Includes 265,000 shares received as a result of a 2-for-1 stock split.

                                                                           -----

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

COUNTRY ALLOCATION
AT OCTOBER 31, 1997
                                                           MSCI
                                                           WORLD
                                      FUND                 INDEX
                                     -------           ------------
CONTINENTAL EUROPE                    35.60%               20.78%
    Austria .......................      --                 0.21
    Belgium .......................      --                 0.61
    Denmark .......................      --                 0.51
    Finland .......................    3.15                 0.41
    France ........................    5.27                 3.48
    Germany .......................    5.84                 4.51
    Hungary .......................    2.78                   --
    Ireland .......................    0.83                 0.19
    Italy .........................    1.73                 1.79
    Netherlands ...................    5.58                 2.72
    Norway ........................    1.53                 0.29
    Spain .........................    3.19                 1.21
    Sweden ........................    4.16                 1.29
    Switzerland ...................    1.54                 3.56
JAPAN .............................    9.62                14.06
LATIN AMERICA .....................    5.30                   --
    Brazil ........................    2.44                   --
    Mexico ........................    2.86                   --
PACIFIC ...........................    4.56                 3.80
    Australia .....................    0.35                 1.27
    China .........................    0.51                   --
    HongKong ......................    0.77                 1.39
    Indonesia .....................    0.35                   --
    Malaysia ......................      --                 0.52
    New Zealand ...................      --                 0.17
    Singapore .....................    1.43                 0.45
    South Korea ...................    0.22                   --
    Taiwan ........................    0.55                   --
    Thailand ......................    0.38                   --
UNITED KINGDOM ....................   11.40                10.35
UNITED STATES .....................   27.91                48.45
OTHER .............................    1.91                 2.56
    India .........................    1.07                   --
    Russia ........................    0.84                   --
    Canada ........................      --                 2.56
OTHER ASSETS LESS LIABILITIES .....    3.70                   --
----------------------------------------------------------------
TOTAL                                100.00%              100.00%


REGIONAL ALLOCATION
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Continental Europe ..........................       35.60%
United States ...............................       27.91%
United Kingdom ..............................       11.40%
Japan .......................................        9.62%
Latin America ...............................        5.30%
Pacific .....................................        4.56%
Other .......................................        1.91%
Other Assets Less Liabilities ...............        3.70%



LARGEST INDUSTRIES
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Computer and Technology Related .............       11.3%      $21,707,434
Drugs and Health Care .......................       10.1%      $19,544,890
Consumer Goods and Services .................        9.4%      $18,019,699
Financial Services ..........................        8.5%      $16,405,924
Telecommunications ..........................        8.5%      $16,376,248


LARGEST PORTFOLIO HOLDINGS
At October 31, 1997

SECURITY                                           VALUE
----------                                      ----------
Pfizer (US) .............................       $4,556,300
Microsoft (US) ..........................        4,391,887
L.M. Ericsson Telefon (Series B)
    (Sweden) ............................        4,306,355
Desc (ADRs) (Mexico) ....................        4,175,907
Adidas (Germany) ........................        3,933,609
MBNA (US) ...............................        3,558,108
Porsche (Germany) .......................        3,115,064
Pizza Express (UK) ......................        3,054,010
Richter Gedeon (GDRs) (Hungary) .........        2,976,000
Swissair (Switzerland) ..................        2,966,391

-----
26

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                                                         SHARES           VALUE
                                                        ---------       --------
COMMON STOCKS  96.30%

AUSTRALIA  0.35%
PACIFICA GROUP
   Manufacturer of industrial
   products, mainly automobile
   components (Automotive
   and Related) ................................         215,300     $   679,643
                                                                     -----------
BRAZIL  2.44%
COMPANHIA ENERGETICA DE MINAS
GERAIS "CEMIG" (ADRS)
   Provider of electrical utility services
   (Electric and Gas Utilities) ................          18,100         705,900
PETROLEO BRASILEIRO"PETROBRAS"
   Oil and gas producer and
   distributor (Resources) .....................          81,000       1,609,049
TELECOMUNICACOES BRASILEIRAS
"TELEBRAS" (ADRS)
   Provider of telecommunications
   services (Telecommunications) ...............          23,550       2,384,437
                                                                     -----------
                                                                       4,699,386
                                                                     -----------
CHINA  0.51%
HUANENG POWER INTERNATIONAL (ADRS)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric and Gas Utilities) ................          45,000         990,000
                                                                     -----------
FINLAND  3.15%
NOKIA
   Developer and manufacturer
   of mobile phones and networks
   (Telecommunications) ........................          29,055       2,531,684
OUTOKUMPU
   Manufacturer of diversified
   metal products (Industrial
   Goods and Services) .........................          90,770       1,347,359
RAISION TEHTAAT
   Processor and marketer
   of agricultural products
   (Consumer Goods and Services) ...............          20,300       2,191,464
                                                                     -----------
                                                                       6,070,507
                                                                     -----------
FRANCE  5.27%
ACCOR
   Hotel operator and
   provider of related services
   (Entertainment and Leisure) .................          13,558       2,516,012
CAP GEMINI
   Provider of computer
   consulting services (Computer
   and Technology Related) .....................          29,080       2,301,297
GENSET*
   Biomedical research company
   (Drugs and Health Care) .....................          36,000         672,750
SGS-THOMSON MICROELECTRONICS*
   Manufacturer of semiconductor
   integrated circuits (Electronics) ...........          36,070       2,558,421
VALEO
   Manufacturer of automobile
   components (Automotive
   and Related) ................................          31,698       2,107,011
                                                                     -----------
                                                                      10,155,491
                                                                     -----------
GERMANY  5.84%
ADIDAS
   Manufacturer of sporting goods
   (Consumer Goods and Services) ...............          27,080       3,933,609
LUFTHANSA
   Airline services worldwide;
   operator of Penta hotels
   (Transportation) ............................         128,000       2,244,509
METRO
   Department store operator
   (Retailing) .................................          44,400       1,952,834
PORSCHE*
   Manufacturer of luxury sports cars
   (Automotive and Related) ....................           2,115       3,115,064
                                                                     -----------
                                                                      11,246,016
                                                                     -----------
HONG KONG  0.77%
KWOON CHUNG BUS HOLDINGS
   Provider of bus services
   (Transportation) ............................       1,800,000         541,397
NG FUNG HONG
   Food wholesaler and distributor
   (Consumer Goods and Services) ...............       1,000,000         937,904
                                                                     -----------
                                                                       1,479,301
                                                                     -----------
HUNGARY  2.78%
MOL MAGYAR OLAJ-ES GAZIPARI
(GDRS)
   Oil and gas producer and
   distributor (Resources) .....................         110,000       2,387,000
RICHTER GEDEON (GDRS)
   Manufacturer of
   pharmaceuticals and cosmetics
   (Drugs and Health Care) .....................          32,000       2,976,000
                                                                     -----------
                                                                       5,363,000
                                                                     -----------
------------
See footnotes on page 31.
                                                                           -----
================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                                                         SHARES           VALUE
                                                        ---------       --------
INDIA  1.07%
STATE BANK OF INDIA (GDRS)+
   Provider of banking services
   (Financial Services) ........................          42,300     $   756,113
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunications services
   (Telecommunications) ........................         100,000       1,312,500
                                                                     -----------
                                                                       2,068,613
                                                                     -----------
INDONESIA  0.35%
GULF INDONESIA RESOURCES*
   Developer and producer of
   oil and natural gas (Resources) .............          32,000         672,000
                                                                     -----------
IRELAND  0.83%
ELAN (ADRS)*
   Developer, manufacturer,
   and marketer of drug
   delivery systems (Drugs
   and Health Care) ............................          32,000       1,596,000
                                                                     -----------
ITALY  1.73%
AEROPORTI DI ROMA
   Manager, operator, and
   developer of airfields and
   terminals (Transportation) ..................         139,600       1,263,518
MEDIOLANUM*
   Life insurer; provider of
   a wide range of financial
   services (Financial Services) ...............         124,000       2,075,803
                                                                     -----------
                                                                       3,339,321
                                                                     -----------
JAPAN  9.62%
ASAHI DIAMOND INDUSTRIES
   Manufacturer of diamond-tipped
   tools (Manufacturing and
   Industrial Equipment) .......................             100             582
BELLSYSTEM 24
   Telemarketer (Business Goods
   and Services) ...............................           8,400       1,159,391
DAITEC
   Developer of point-of-sale
   systems for Nippon Oil Company
   (Business Goods and Services) ...............          38,700         611,374
DDI
   Provider of long distance and mobile
   telecommunications services
   (Telecommunications) ........................             250         835,620
DIAMOND COMPUTER SERVICE
   Provider of data processing
   and software development
   services (Computer and
   Technology Related) .........................          59,000       1,005,654
HIS
   Travel agency specializing
   in overseas and package tours
   (Entertainment and Leisure) .................          46,200       1,501,971
HOGY MEDICAL
   Producer of disposable surgical
   gowns and medical supplies
   (Drugs and Health Care) .....................          37,300       1,221,934
KEYENCE
   Manufacturer of detection
   devices and measuring control
   equipment (Electronics) .....................           9,500       1,421,801
KYOCERA
   Supplier of semiconductor
   packaging, capacitors, and
   cellular components (Electronics) ...........          25,000       1,432,194
MEITEC
   Provider of software engineering
   services (Computer and
   Technology Related) .........................          59,100       1,744,450
NOMURA SECURITIES
   Securities firm
   (Financial Services) ........................         140,000       1,629,667
ORIENTAL LAND
   Operator of Tokyo Disneyland
   (Entertainment and Leisure) .................          17,000         883,429
SANYO SHINPAN FINANCE
   Consumer finance company
   (Financial Services) ........................          29,000       1,584,186
SECOM
   Security services pioneer
   (Support Services) ..........................          23,000       1,487,819
SHIMACHU
   Furniture retailer (Retailing) ..............          28,500         606,635
SOFTBANK
   PC wholesaler (Computer
   and Technology Related) .....................          22,400         720,778
TSUTSUMI JEWELRY
   Manufacturer and retailer
   of jewelry (Retailing) ......................          49,500         691,444
                                                                     -----------
                                                                      18,538,929
                                                                     -----------
MEXICO  2.86%
DESC (ADRS)
   Diversified product
   manufacturer; financial
   services provider (Diversified) .............         123,274       4,175,907

------------
See footnotes on page 31.

-----
28

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                                                         SHARES           VALUE
                                                        ---------       --------
MEXICO (CONTINUED)

GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunications services
   (Telecommunications) ........................          73,600     $ 1,324,800
                                                                     -----------
                                                                       5,500,707
                                                                     -----------
NETHERLANDS  5.58%
ELSEVIER
   Global printer and publisher
   of professional trade journals
   and magazines (Publishing) ..................         117,615       1,841,035
GUCCI GROUP
   Manufacturer and marketer
   of apparel (Consumer Goods
   and Services) ...............................          27,405         996,857
HEINEKEN
   Brewery and soft drink producer
   (Consumer Goods and Services) ...............          11,885       1,926,242
KONINKLIJKE KNP BT
   Producer of paper and plastic
   packaging products (Business
   Goods and Services) .........................          55,530       1,259,649
KONINKLIJKE VAN OMMEREN
   Provider of logistic services
   to marine transport industry
   (Transportation) ............................          49,615       1,769,691
PHILIPS ELECTRONICS
   Consumer and industrial
   electronics (Electronics) ...................          37,900       2,956,531
                                                                     -----------
                                                                      10,750,005
                                                                     -----------
NORWAY  1.53%
TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage cans
   (Business Goods and Services) ...............         115,000       2,944,356
                                                                     -----------
RUSSIA  0.84%
TATNEFT (ADRS)
   Oil and gas explorer and
   producer (Resources) ........................          11,000       1,614,258
                                                                     -----------
SINGAPORE  1.43%
ADVANCED SYSTEMS AUTOMATION
   Manufacturer of machines for
   packaging integrated circuits
   (Manufacturing and Industrial
   Equipment) ..................................         340,000         660,362
DATACRAFT ASIA
   Researcher, designer, and
   producer of communications
   hardware and software
   (Telecommunications) ........................         418,000         953,040
ELECTRONIC RESOURCES
   Distributor of electronic
   components and computer
   peripherals (Electronics) ...................         500,000         552,206
WANT WANT HOLDINGS (CLASS A)*
   Manufacturer of rice crackers
   (Consumer Goods and Services) ...............         210,400         420,800
WANT WANT HOLDINGS*
   Manufacturer of rice crackers
   (Consumer Goods and Services) ...............          83,600         162,184
                                                                     -----------
                                                                       2,748,592
                                                                     -----------
SOUTH KOREA  0.22%
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics) ...............................          11,382         214,835
SAMSUNG ELECTRONICS+
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics) ...............................           4,777         213,584
                                                                     -----------
                                                                         428,419
                                                                     -----------
SPAIN  3.19%
AGUAS DE BARCELONA
   Drinking water supplier; liquid
   and solid waste management
   (Consumer Goods and Services) ...............          38,875       1,549,569
SOL MELIA*
   Hotel manager and franchise
   company (Entertainment
   and Leisure) ................................          62,376       1,877,560
TABACALERA (CLASS A)
   Manufacturer and marketer
   of tobacco products (Tobacco) ...............          37,990       2,726,767
                                                                     -----------
                                                                       6,153,896
                                                                     -----------
SWEDEN  4.16%
AUTOLIV (ADRS)
   Manufacturer and worldwide
   retailer of automobile airbags
   and other safety equipment
   (Automotive and Related) ....................          54,950       2,166,679
KALMAR INDUSTRIES
   Manufacturer of forklifts and
   special lift trucks (Manufacturing
   and Industrial Equipment) ...................          83,600       1,459,046
------------
See footnotes on page 31.
                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                                                         SHARES           VALUE
                                                        ---------       --------
SWEDEN (CONTINUED)

KALMAR INDUSTRIES (RIGHTS)*
   Manufacturer of forklifts and
   special lift trucks (Manufacturing
   and Industrial Equipment) ...................          83,600     $    73,509
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecommu-
   nications equipment
   (Telecommunications) ........................          97,950       4,306,355
                                                                     -----------
                                                                       8,005,589
                                                                     -----------
SWITZERLAND  1.54%
SWISSAIR
   International airline operator
   (Transportation) ............................           2,221       2,966,391
                                                                     -----------
TAIWAN  0.55%
HOTUNG INVESTMENT HOLDINGS*
   Investor in unlisted
   technology-related
   companies (Financial Services) ..............       2,400,000         570,000
SYNNEX TECHNOLOGY INTERNATIONAL (GDRS)*
   Manufacturer of PCs and
   peripherals (Computer and
   Technology Related) .........................          28,400         495,580
                                                                     -----------
                                                                       1,065,580
                                                                     -----------
THAILAND  0.38%
SERM SUK
   Manufacturer and distributor
   of Pepsi-Cola drinks under
   franchise (Consumer Goods
   and Services) ...............................          50,500         737,739
                                                                     -----------
UNITED KINGDOM  11.40%
AIRTOURS
   Tour operator (Entertainment
   and Leisure) ................................          40,000         792,488
BODYCOTE INTERNATIONAL
   Diversified manufacturer and
   distributor (Industrial Goods
   and Services) ...............................         100,000       1,721,525
BRITISH BIOTECH
   Biotechnology company
   (Drugs and Health Care) .....................         300,000         510,175
CAPITAL RADIO
   Radio broadcasting company
   (Entertainment and Leisure) .................         150,000       1,181,192
CRT GROUP
   Provider of training and
   recruitment services; publisher
   of multimedia products
   (Support Services) ..........................         350,000       1,888,232
DIXONS GROUP
   Consumer electronics retailer
   (Retailing) .................................          90,000       1,047,240
GRANADA GROUP
   Television group with additional
   leisure interests including hotels
   (Entertainment and Leisure) .................         128,800       1,769,543
HALMA
   Producer of fire detection and
   security equipment (Electronics) ............         503,066       1,003,006
LADBROKE GROUP
   Leisure group with interests
   in hotels and gaming
   (Entertainment and Leisure) .................         500,000       2,232,537
PARITY
   Provider of software engineering
   and consulting services
   (Computer and
   Technology Related) .........................         300,000       2,885,125
PIZZA EXPRESS
   Operator of restaurant
   chain (Restaurants) .........................         245,000       3,054,010
ROLLS ROYCE
   Aerospace; power generation,
   transmission, and distribution
   systems (Aerospace) .........................         450,000       1,581,415
WPP GROUP
   Provider of worldwide
   marketing services, including
   advertising, public relations,
   and market research (Business
   Goods and Services) .........................         500,000       2,286,989
                                                                     -----------
                                                                      21,953,477
                                                                     -----------
UNITED STATES  27.91%
ADAPTEC*
   Manufacturer of computer
   input-output systems (Computer
   and Technology Related) .....................          20,000         970,625
AMERICAN INTERNATIONAL GROUP
   Commercial and industrial
   insurer (Financial Services) ................          24,750       2,526,047
BIOGEN*
   Developer of genetically
   engineered drugs (Drugs and
   Health Care) ................................          28,000         934,500
BOSTON SCIENTIFIC*
   Developer, producer, and
   marketer of medical devices
   (Drugs and Health Care) .....................          13,400         609,700
------------
See footnotes on page 31.
-----
30

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

                                                         SHARES           VALUE
                                                        ---------       --------
UNITED STATES (CONTINUED)
CARDINAL HEALTH
   Distributor of pharmaceutical
   products (Drugs and Health Care) ............          32,500     $ 2,413,125
COMPAQ COMPUTERS
   Global PC manufacturer
   (Computer and Technology
   Related) ....................................          41,200       2,626,500
DAYTON HUDSON
   General merchandise retailer,
   specializing in large stores
   (Retailing) .................................          19,000       1,193,437
DISNEY, WALT
   Theme parks and hotel operator;
   film production (Entertainment
   and Leisure) ................................          25,000       2,056,250
DONALDSON, LUFKIN & JENRETTE
   Integrated investment and
   merchant banker and broker
   (Financial Services) ........................          12,000         843,000
GENERAL ELECTRIC
   Supplier of electrical equipment
   and other industrial and
   consumer products (Diversified) .............          41,500       2,679,344
HEWLETT-PACKARD
   Manufacturer of computers
   and peripherals (Computer
   and Technology Related) .....................          35,300       2,177,569
INTEL
   Manufacturer of microprocessors
   and FLASH memory circuits
   (Computer and Technology
   Related) ....................................          31,000       2,387,969
INTERPUBLIC GROUP OF COMPANIES
   Global advertising through
   agencies in various countries
   (Business Goods and Services) ...............          55,350       2,629,125
MBNA
   Issuer of credit cards; deposit,
   loan, and transaction processing
   (Financial Services) ........................         135,225       3,558,108
MERCK
   Developer and manufacturer
   of pharmaceuticals (Drugs
   and Health Care)                                       18,600       1,660,050
MICROSOFT*
   Producer of microcomputer
   software (Computer and
   Technology Related) .........................          33,800       4,391,887
PEPSICO
   Manufacturer and marketer
   of soft drinks and consumer
   products (Consumer Goods
   and Services) ...............................          74,500       2,742,531
PFIZER
   Ethical drugs; hospital products;
   and specialty chemicals
   (Drugs and Health Care)                                64,400       4,556,300
PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal
   care products (Consumer Goods
   and Services) ...............................          35,600       2,420,800
TRAVELERS
   Provider of broad-based financial
   services (Financial Services) ...............          40,900       2,863,000
UNITED HEALTHCARE
   Owner and manager of HMO
   and specialty managed care
   centers (Drugs and Health Care) .............          51,700       2,394,356
WORLDCOM*
   Provider of interstate long distance
   telecommunications services
   (Telecommunications) ........................          81,200       2,727,812
XEROX
   Developer, manufacturer, and
   marketer of office automation
   products (Business Goods
   and Services) ...............................          30,500       2,419,031
                                                                     -----------
                                                                      53,781,066
                                                                     -----------
TOTAL INVESTMENTS  96.30%
(Cost $155,631,405) ............................                     185,548,282
OTHER ASSETS
LESS LIABILITIES  3.70% ........................                       7,122,961
                                                                     -----------

NET ASSETS  100.00% ............................                    $192,671,243
                                                                    ============

----------
 * Non-income producing security.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

                                                                           -----

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

PERFORMANCE REVIEW

Seligman Henderson Global Smaller Companies Fund posted a total return of 8.28% based on the net asset value of Class A shares for the 12 months ended October 31, 1997. In the same period, the Fund's peers, as measured by the Lipper Global Small Cap Funds Average, had a total return of 11.43%. This compares to a total return of 13.36% for small-capitalization stocks as a group, as represented by the Salomon Brothers World Extended Market Index (Salomon Brothers World EM Index).

The relative underperformance of the Fund was a result of its underweighted position in the United States, its larger exposure to Japan, and its policy of focusing investments in developed rather than emerging markets.

Throughout the fiscal year, investors were focused on liquid issues, which tend to be large-capitalization stocks. As a result, small-cap stocks underperformed relative to large-cap stocks. Nonetheless, there were periods of regional small-cap outperformance -- the first calendar quarter of 1997 in the United Kingdom and the second and third calendar quarters of 1997 in the United States. October proved to be the most volatile month for world equities in a decade, as equity markets everywhere experienced important declines as a result of the currency crisis in the Pacific region.


PORTFOLIO STRATEGY

UNITED STATES

o In the US, the stock market was fueled by higher-than-expected economic growth and corporate earnings, with lower-than-expected inflation. This environment favored large-cap stocks. However, beginning in May, small-cap stocks' favorable earnings reports began to be noticed. This, combined with their lower valuations, shifted the spotlight onto the small-cap arena. Small-caps began to outperform large-caps, with sustained outperformance beginning in August.

     THE FUND'S WEIGHTING IN THE US INCREASED FROM 30.0% 12 MONTHS AGO TO A CURRENT WEIGHTING OF 42.7%. OVER THE FISCAL YEAR, WE CONTINUED TO EMPHASIZE THE BUSINESS SERVICES INDUSTRY, DUE TO CORPORATE AMERICA'S GROWING RELIANCE ON OUTSOURCING. AS THE ECONOMIC EXPANSION CREATED NEW JOB OPPORTUNITIES, WE ALSO INCREASED OUR POSITIONS IN COMPANIES THAT PROVIDE TEMPORARY STAFFING SERVICES, ADDING TO AccuStaff AND INVESTING IN Alternative Resources.

UNITED KINGDOM

o In the UK, the equity market had much to digest in the last 12 months: the first change in government in 18 years; a strong currency; and rising interest rates. Sterling's strength in the first calendar quarter of 1997 dampened the performance of large-cap stocks more than that of domestically-oriented small-cap issues. From April through the end of October 1997, however, the performance of small-cap stocks was disappointing.

     HAVING INCREASED THE FUND'S EXPOSURE TO THE UK AT THE END OF 1996, THE FUND BENEFITED FROM THE RALLY THAT TOOK PLACE AT THE BEGINNING OF 1997. WE CONTINUED TO EMPHASIZE COMPANIES WITH ABOVE-MARKET EARNINGS GROWTH, ADDING Games Workshop Group, A MANUFACTURER AND RETAILER OF SPECIALTY GAMES, AND Electronics Boutique, A RETAILER OF ELECTRONIC GAMES. AT OCTOBER 31, 1997, THE FUND'S WEIGHTING IN THE UK STOOD AT 18.2%, COMPARED TO 14.3% 12 MONTHS AGO.


--------------------------------------------------------------------------------

[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STACK, (SEATED) MIRANDA RICHARDS, IAIN C. CLARK (PORTFOLIO MANAGER)


[PHOTO]

US TEAM: (FROM LEFT) RICK RUVKUN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), BRUCE ZIRMAN, HILARY SHANE, TED HILLENMEYER, (SEATED) ARSEN MRAKOVCIC (PORTFOLIO MANAGER)



FUND OBJECTIVE

Seligman Henderson Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

--------------------------------------------------------------------------------

-----
32

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND


CONTINENTAL EUROPE

o In Continental Europe, investors focused on large, multinational companies, which consequently outperformed small companies during the Fund's fiscal year. Even so, small-cap stocks in this region have offered attractive returns, gaining 18.0% in the 12 months ended October 31, 1997.

     AS ECONOMIC MOMENTUM MOVES FROM THE EXPORT SECTORS TO THE DOMESTIC SECTORS OF THESE ECONOMIES, THE LOWER VALUATIONS AND HIGHER EARNINGS POTENTIAL OF SMALL-CAPS SHOULD BEGIN TO ATTRACT MORE INVESTOR ATTENTION. CONCERNS ABOUT THE IMPACT OF THE PROBLEMS IN THE PACIFIC REGION ON THE EXPORT EARNINGS OF LARGE COMPANIES SHOULD ALSO SUPPORT SMALLER COMPANIES. AT OCTOBER 31, 1997, THE FUND HAD A WEIGHTING OF 25.7% IN CONTINENTAL EUROPE, VIRTUALLY UNCHANGED FROM 26.5% ON OCTOBER 31, 1996. WE PLAN TO CONTINUE EMPHASIZING THIS REGION IN THE YEAR AHEAD.

JAPAN

o The index for smaller companies in Japan fell 34.0% in the past 12 months. This compares to a decline in the main market index, the Nikkei, of 24.0%. Confidence in Japan's economic recovery evaporated as the year progressed and was further hindered by the imposition of a higher consumption tax. This particularly affected the more domestically-oriented small-cap stocks.

     THE FUND'S WEIGHTING IN JAPAN, WHICH WAS 17.8% AT OCTOBER 31, 1996, DECLINED TO 8.2% BY OCTOBER 31, 1997. NEW PURCHASES FOCUSED ON THE MORE DEFENSIVE SECTORS OF THE MARKET SUCH AS HEALTH CARE AND FOOD-RELATED STOCKS, AND INCLUDED Fujicco, Hogy Medical, Sundrug, AND Yokohama Reito.

PACIFIC REGION

o In the Pacific region, equity markets rose during the first six months of the Fund's fiscal year. However, the devaluation of the Thai baht precipitated a crisis that spread throughout the region in the second half of the Fund's fiscal year, resulting in substantial reductions in the prices of large and small companies alike.

     WE BEGAN TO SIGNIFICANTLY REDUCE THE FUND'S WEIGHTING IN THE PACIFIC REGION IN JUNE 1997, AND IT NOW STANDS AT 2.4% FROM 7.1% 12 MONTHS AGO.

SUMMARY

Globally, smaller companies have lower valuations and stronger projected earnings growth than larger companies. The unpopularity of small companies in the last 12 months reflected investors' preoccupation with liquidity and concern that, in an era of low inflation, large companies would tend to have more pricing power. However, we believe that the fundamentals of smaller companies will eventually attract investor attention. This certainly happened in the US, where smaller companies outperformed in May, August, and September. Further, in the market turmoil of October, smaller companies did not decline as much as large companies. While it is doubtful that this outperformance represents a sentiment change toward smaller companies, we continue to believe that the attractive valuations of smaller companies will eventually be recognized.

Note: All figures are in US dollar terms. All specific market performance information included in the Investment Report is taken from the Salomon Brothers World EM country index for the 12-month period ended October 31, 1997, unless otherwise stated.


                                                                           -----

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1997

                                                                                    AVERAGE ANNUAL
                                                       -------------------------------------------------------------------------
                                                                                         CLASS A           CLASS B         CLASS D
                                                                                          SINCE             SINCE           SINCE
                                   SIX               ONE                FIVE            INCEPTION         INCEPTION       INCEPTION
                                  MONTHS*           YEAR                YEARS            9/9/92            4/22/96         5/3/93
                               ----------        ----------            -------        ------------      ------------    ------------
CLASS A**
With Sales Charge                  5.40%            3.11%              19.49%            18.92%              n/a              n/a
Without Sales Charge              10.62             8.28               20.67             20.07               n/a              n/a

CLASS B**
With CDSL+                         5.18             2.39                 n/a               n/a              3.56%             n/a
Without CDSL                      10.18             7.39                 n/a               n/a              6.11              n/a

CLASS D**
With 1% CDSL                       9.26             6.47                 n/a               n/a               n/a              n/a
Without CDSL                      10.26             7.47                 n/a               n/a               n/a            17.57%

LIPPER GLOBAL SMALL CAP
FUNDS AVERAGE***                  10.85            11.43               15.98             15.53++            6.66+++         13.87#

MSCI WORLD INDEX***                8.78            17.25               15.79             14.44++           13.24+++         13.69#

SALOMON BROTHERS
WORLD EM INDEX***                 13.69            13.36               14.12             13.16++            7.98+++         11.39#


NET ASSET VALUE
                              OCTOBER 31, 1997             APRIL 30, 1997             OCTOBER 31, 1996
                             -------------------           --------------            -------------------
CLASS A                            $15.62                      $14.12                      $15.14
CLASS B                             15.04                       13.65                       14.72
CLASS D                             15.05                       13.65                       14.72



CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1997

PAID                                $0.730
REALIZED                             0.611##
UNREALIZED                           0.861###

  Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns of Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
  *** The Lipper Global Small Cap Funds Average, the Morgan Stanley Capital
      International World Index (MSCI World Index), and the Salomon Brothers World Extended Market Index (Salomon Brothers World EM Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the MSCI World Index and the Salomon Brothers World EM Index exclude the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From August 31, 1992.
  +++ From April 30, 1996.
    # From April 30, 1993.
   ## On November 21, 1997, a capital gain of $0.627 per share was paid to shareholders.
  ### Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1997.

-----
34

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW                              October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

    This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, since the commencement of investment operations on September 9, 1992, through October 31, 1997, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average, the Morgan Stanley Capital International World Index (MSCI World Index), and the Salomon Brothers World Extended Market Index (Salomon Brothers World EM Index) for the same period. It is important to keep in mind that the Indices exclude the effect of fees or sales charges, and the Average excludes the effect of sales charges.

    Seligman Henderson Global Smaller Companies Fund will no longer be compared to the MSCI World Index after October 31, 1997, as this index measures the performance of more than 1,460 securities around the world, with capitalizations of all sizes. Your Fund invests primarily in smaller companies and the Manager believes that the Salomon Brothers World EM Index is a more appropriate benchmark for your Fund, as it reflects the performance of small-capitalization stocks. The Salomon Brothers World EM Index reflects the performance of the bottom 20% capitalizations within the Salomon Brothers World Broad Market Index, which represents the universe of global securities with market capitalizations greater than US $100 million. Therefore, your Fund will continue to be compared to the Salomon Brothers World EM Index and the Lipper Global Small Cap Funds Average.

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

                                                                     Lipper
                                                        Salomon      Global
                                                        Bros.        Small
               With           Without      MSCI         EMI          Company
               Sales          Sales        World        World        Funds
               Charge         Charge       Index        Index        Average
               ------         ------       -----        -----        -------
9/9/92 .......   9520         10000        10000        10000        10000
10/31/92 .....   9533         10014         9644         9787        10053
1/31/93 ......  10528         11059         9934        10523        10999
4/30/93 ......  11343         11915        11263        11655        11746
7/31/93 ......  12225         12841        11667        12252        12443
10/31/93 .....  13334         14006        12313        12822        14028
1/31/94 ......  15150         15914        12994        13511        15209
4/30/94 ......  14895         15645        12659        13346        14588
7/31/94 ......  14263         14982        12904        13383        14270
10/31/94 .....  16037         16846        13318        13609        15072
1/31/95 ......  14757         15501        12678        12860        13817
4/30/95 ......  16461         17291        13961        13807        14713
7/31/95 ......  18567         19504        14789        14831        16557
10/31/95 .....  19260         20231        14654        14546        16461
1/31/96 ......  19922         20926        15897        15482        17240
4/30/96 ......  22540         23677        16652        16879        19143
7/31/96 ......  21930         23036        16167        15879        18209
10/31/96 .....  22526         23661        17121        16710        18929
1/31/97 ......  23205         24375        18015        17258        19911
4/30/97 ......  22049         23161        18455        16662        19028
7/31/97 ......  25016         26277        21529        19110        21750
10/31/97 .....  24391         25621        20074        18943        21092


    There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

    As shown on page 34, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES

DURING THE SIX MONTHS ENDED OCTOBER 31, 1997
                                                          SHARES
                                                --------------------------
                                                                  HOLDINGS
ADDITIONS                                        INCREASE         10/31/97
------------                                    ----------       ---------
Ceridian (US) ..............................       129,700         354,700
Cognex (US) ................................       266,700         266,700
Jacor Communications (US) ..................       147,400         147,400
Kemet (US) .................................       311,700         311,700
Lattice Semiconductor (US) .................       104,800         104,800
Medallion Financial (US) ...................       300,000         300,000
Selecta Group (Switzerland) ................        47,255          47,255
Sydbank (Denmark) ..........................       109,700         109,700
Tag Heuer (ADRs)(Switzerland) ..............        36,870          36,870
Telinfo (Belgium) ..........................       119,040         119,040

                                                          SHARES
                                                --------------------------
                                                                  HOLDINGS
REDUCTIONS                                       DECREASE         10/31/97
--------------                                  ----------       ---------
Berg Electronics (US) ......................       290,400(1)      175,200
CalEnergy (US) .............................       192,400         207,600
Electro Scientific Industries (US) .........       120,000              --
Fokus Bank (Norway) ........................       552,100              --
LoJack (US) ................................       500,000              --
Maxim Integrated Products (US) .............       175,000              --
Memtec (ADRs) (Australia) ..................       410,000              --
Mutual Risk Management (US) ................       222,132(2)           --
Waters (US) ................................       161,100         107,900
Watson Pharmaceuticals (US) ................       345,400         129,200(3)

Largest portfolio changes from the previous period to current period are based on cost of purchases and proceeds from sales of securities.
(1) Includes 215,600 shares received as a result of a 2-for-1 stock split.
(2) Includes 87,066 shares received as a result of a 2-for-1 stock split.
(3) Includes 64,600 shares received as a result of a 2-for-1 stock split.

                                                                           -----

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW                              October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND


COUNTRY ALLOCATION
AT OCTOBER 31, 1997
                                                                  SALOMON
                                                                 BROTHERS
                                                                    WORLD
                                              FUND               EM INDEX
                                             -------           ------------
CONTINENTAL EUROPE ....................       25.65%               15.90%
    Austria ...........................        0.71                 0.11
    Belgium ...........................        0.60                 0.45
    Denmark ...........................        1.98                 0.32
    Finland ...........................        2.97                 0.39
    France ............................        4.34                 2.36
    Germany ...........................        3.65                 2.98
    Ireland ...........................          --                 0.23
    Italy .............................        0.91                 1.13
    Netherlands .......................        3.18                 2.25
    Norway ............................        0.87                 0.32
    Spain .............................          --                 0.86
    Sweden ............................        3.54                 1.24
    Switzerland .......................        2.90                 3.26
JAPAN .................................        8.19                 9.32
PACIFIC ...............................        2.42                 3.40
    Australia .........................        0.88                 1.36
    China .............................        0.08                   --
    Hong Kong .........................        0.72                 1.32
    Indonesia .........................        0.03                   --
    Malaysia ..........................        0.08                 0.37
    New Zealand .......................          --                 0.11
    Singapore .........................        0.33                 0.24
    Taiwan ............................        0.20                   --
    Thailand ..........................        0.10                   --
UNITED KINGDOM ........................       18.15                11.34
UNITED STATES .........................       42.71                57.43
OTHER .................................        1.24                 2.61
    Canada ............................        0.71                 2.61
    Chile .............................        0.10                   --
    India .............................        0.21                   --
    Israel ............................        0.22                   --
OTHER ASSETS LESS LIABILITIES .........        1.64                   --
--------------------------------------------------------------------------------
TOTAL .................................      100.00%              100.00%

REGIONAL ALLOCATION
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

United States ..............................      42.71%
Continental Europe .........................      25.65%
United Kingdom .............................      18.15%
Japan ......................................       8.19%
Pacific ....................................       2.42%
Other ......................................       1.24%
Other Assets Less Liabilities ..............       1.64%


LARGEST INDUSTRIES
AT OCTOBER 31, 1997

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

                                             Percent
                                             of Net
                                             Assets
                                            --------
Manufacturing ...........................     11.1%       $117,075,585
Business ................................     10.2%       $107,057,131
Retailing ...............................      6.9%       $ 72,061,609
Consumer Goods and Services .............      6.8%       $ 71,833,010
Construction and Property ...............      6.6%       $ 69,089,312


LARGEST PORTFOLIO HOLDINGS
AT OCTOBER 31, 1997

SECURITY                                                                VALUE
----------                                                          ------------
Ashtead Group (UK) ........................................          $15,035,802
Ceridian (US) .............................................           13,855,469
FactSet Research Systems (US) .............................           13,343,750
AccuStaff (US) ............................................           13,287,275
Budget Group (US) .........................................           12,250,000
Parity (UK) ...............................................           11,820,357
Pizza Express (UK) ........................................           11,434,464
CMG (Netherlands) .........................................           11,354,198
Tarkett (Germany) .........................................           11,227,693
Trinity International Holdings (UK) .......................            9,955,792


-----
36

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                                                        SHARES          VALUE
                                                        ------          -----
COMMON STOCKS  97.70%

AUSTRALIA  0.88%
AUSTRALIA NATIONAL INDUSTRIES
   Manufacturer and distributor
   of castings and forgings, and
   specialty steels (Industrial
   Goods and Services) .........................       1,173,000     $ 1,176,941
BRISTILE*
   Manufacturer of building
   and construction products
   (Construction and Property) .................         243,280         241,537
CSL
   Developer, manufacturer,
   and marketer of human and
   veterinary pharmaceutical and
   diagnostic products (Medical
   Products and Technology) ....................         110,620         699,092
FUTURIS
   Mini-conglomerate with interests
   in automobile components, building
   materials, and financial services
   (Automotive Parts
   Manufacturing) ..............................       1,049,822       1,222,769
HIH WINTERTHUR INTERNATIONAL HOLDINGS
   General insurance provider
   (Financial Services) ........................         599,800       1,115,252
JUPITERS
   Casino hotel operator
   (Leisure and Hotels) ........................         610,000       1,121,377
SAVAGE RESOURCES
   Explorer and producer of
   diversified minerals (Resources) ............       1,559,000         896,975
SIMSMETAL
   Processor and resaler of scrap
   metal (Metals) ..............................         203,000       1,139,480
SKILLED ENGINEERING
   Provider of personnel
   placement and outsourcing
   services (Business Services) ................         627,734         585,798
HENRY WALKER GROUP
   Provider of civil engineering
   and mining services
   (Support Services) ..........................         738,500       1,114,062
                                                                     -----------
                                                                       9,313,283
                                                                     -----------
AUSTRIA  0.71%
BAU HOLDINGS (VOTING PREFERENCE SHARES)
   Construction and civil engineering
   (Construction and Property) .................         103,250       5,114,630
BAU HOLDINGS
   Construction and civil engineering
   (Construction and Property) .................          37,894       2,355,003
                                                                     -----------
                                                                       7,469,633
                                                                     -----------
BELGIUM  0.60%
TELINFO
   Developer of telecommunications
   networks for business
   (Telecommunications)                                  119,040       6,361,400
TELINFO (RIGHTS)*
   Developer of telecommunications
   networks for business
   (Telecommunications)                                   18,900           1,060
                                                                     -----------
                                                                       6,362,460
                                                                     -----------
CANADA  0.71%
FINNING INTERNATIONAL
   Lessor of construction
   equipment (Construction and
   Property) ...................................         250,000       3,351,658
TARRAGON OIL AND GAS*
   Explorer, developer, and producer
   of oil and gas (Resources) ..................         370,000       4,120,589
                                                                     -----------
                                                                       7,472,247
                                                                     -----------
CHILE  0.10%
DISTRIBUCION Y SERVICIO (ADRS)*
   Supermarket operator (Retailing) ............          58,000       1,018,625
                                                                     -----------
CHINA  0.08%
QINGLING MOTORS
Manufacturer of lightweight
trucks (Automotive Parts
Manufacturing) .................................       1,363,000         890,446
                                                                     -----------
DENMARK  1.98%
DANSKE TRAELASTKOMPAGNI
   Timber supply company
   (Construction and Property) .................          85,981       7,859,252
SYDBANK
   Commercial financial services
   provider (Financial Services) ...............         109,700       5,672,699
THORKILD KRISTENSEN
   Property development
   (Construction and Property) .................          72,983       5,938,541
THORKILD KRISTENSEN*
   Property development
   (Construction and Property) .................          17,328       1,409,959
                                                                     -----------
                                                                      20,880,451
                                                                     -----------
-------------------
See footnotes on page 48.
                                                                           -----
                                                                              37

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
FINLAND  2.97%
KCI KONECRANES INTERNATIONAL
   Manufacturer of cranes and
   other heavy-duty lifting
   equipment (Capital Goods) ...................          91,900     $ 3,454,621
NOKIAN TYRES*
   Manufacturer of tires
   (Automotive Parts Manufacturing) ............         119,506       3,363,511
RAUMA
   Manufacturer of forestry-related
   machinery (Capital Goods) ...................         453,550       8,481,002
TAMRO
   Pharmaceutical distributor for
   Scandinavia and the Baltics
   (Drugs and Health Care) .....................       1,487,230       9,174,415
VALMET
   Manufacturer of paper and
   pulp machinery (Capital Goods) ..............         433,290       6,765,719
                                                                     -----------
                                                                      31,239,268
                                                                     -----------
FRANCE  4.34%
ASSYSTEM
   Global industrial consultant for
   the nuclear, steel, oil, automobile,
   space, and transportation industries
   (Industrial Goods and Services) .............         112,657       3,270,244
CENTRALE POUR L'INDUSTRIE
   Diversified holding company with
   interests in financial services and
   insurance (Financial Services) ..............           5,743         319,527
ECIA
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing) ..............................          43,848       7,235,456
L'EUROPEENNE D'EXTINCTEURS++
   Manufacturer and distributor of
   fire extinguishers (Manufacturing) ..........         142,402       9,497,650
IMS INTERNATIONAL METAL SERVICE
   Distributor and broker of specialized
   metal products (Metals) .....................         124,070       1,811,491
MONTUPET
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing) ..............................          32,068       3,629,326
REXEL
   European electrical distributor
   (Electrical Distribution) ...................           6,900       1,824,119
RUBIS
   Chemical storage and distribution
   company (Transportation) ....................          79,799       1,813,159
SYLEA
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing) ..............................          86,233       7,599,000
TECHNIP
   Engineering contractor
   (Construction and Property) .................          33,090       3,487,702
VIRBAC
   Manufacturer of veterinary
   drugs and products
   (Veterinary Products) .......................          66,532       5,159,364
                                                                     -----------
                                                                      45,647,038
                                                                     -----------
GERMANY  2.99%
GERRY WEBER INTERNATIONAL*
   Designer and manufacturer
   of ladies' apparel (Manufacturing) ..........           4,281         132,546
HORNBACH BAUMARKT
   Large home improvement and
   garden center retailer (Retailing) ..........         118,090       3,485,396
HUCKE
   Manufacturer of textiles and
   clothing (Manufacturing) ....................         256,805       5,944,732
MOEBEL WALTHER
   Retailer of furniture and related
   products (Retailing) ........................         109,770       4,446,830
PLETTAC
   Manufacturer of scaffolding,
   lightweight construction
   sheds, and related products
   (Construction and Property) .................          33,913       6,172,423
PLETTAC (RIGHTS)*
   Manufacturer of scaffolding,
   lightweight construction
   sheds, and related products
   (Construction and Property) .................          33,863          29,396
TARKETT
   Manufacturer and distributor
   of hardwood flooring
   (Consumer Goods and Services) ...............         455,420      11,227,693
                                                                     -----------
                                                                      31,439,016
                                                                     -----------
HONG KONG  0.72%
BEIJING DATANG POWER GENERATION*
   Generator and distributor of
   electric power (Electric Utilities) .........       1,347,000         679,599
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion products
   (Retailing) .................................       1,511,000         537,548

-------------------
See footnotes on page 48.

-----
38

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
HONG KONG (CONTINUED)
JARDINE INTERNATIONAL MOTOR HOLDINGS
   Seller and servicer of cars with
   operations in many countries
   (Retailing) .................................       1,903,000     $ 1,378,629
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics) ...............................         272,000         742,458
KWOON CHUNG BUS HOLDINGS
   Provider of bus services
   (Transportation) ............................       1,472,000         442,743
LI & FUNG
   Export trader and wholesale
   distributor of consumer products
   (Consumer Goods and Services) ...............       1,571,000       1,575,065
SOUTH CHINA MORNING POST
   English language newspaper
   (Media) .....................................       2,569,000       2,226,688
                                                                     -----------
                                                                       7,582,730
                                                                     -----------
INDIA  0.21%
GUJURAT AMBUJA CEMENT (GDRS)
   Cement producer
   (Building Materials) ........................         260,000       2,190,500
                                                                     -----------
INDONESIA  0.03%
KAWASAN INDUSTRI JABABEKA
   Developer of industrial estates
   and facilities (Construction
   and Property) ...............................         830,000         365,499
                                                                       ---------
ISRAEL  0.22%
ZAG INDUSTRIES*
   Designer, developer, and
   manufacturer of plastic consumer
   products (Manufacturing) ....................         220,000       2,268,750
                                                                       ---------
ITALY  0.91%
LA DORIA++
   Producer of food, specializing
   in fruits, fruit juices, and canned
   tomatoes (Consumer Goods
   and Services) ...............................       2,252,166       6,478,379
INDUSTRIE NATUZZI (ADRS)+
   Manufacturer of leather
   furniture (Manufacturing) ...................         127,380       2,850,128
INSTRUMENTATION LABORATORIES (ADRS)*
   Developer, manufacturer and
   distributor of in vitro diagnostic
   instruments (Medical Products
   and Technology) .............................          95,500         250,687
                                                                     -----------
                                                                       9,579,194
                                                                     -----------
JAPAN  8.19%
AIYA
   Operator of restaurant chain
   (Restaurants) ...............................         121,000       1,146,919
AOYAMA TRADING
   Retailer of clothing (Retailing) ............          84,000       2,255,924
ASAHI DIAMOND INDUSTRIES
   Manufacturer of diamond-tipped
   tools (Manufacturing) .......................         166,670         970,059
ASATSU
   Advertising agency (Advertising) ............          90,100       1,872,869
DANTO
   Manufacturer of wall and floor
   tiles (Building Materials) ..................         132,000         987,778
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics) ......................          39,000         518,833
FORVAL
   Seller of telephones
   (Telecommunications) ........................          77,000       1,235,636
FUJI FIRE AND MARINE INSURANCE
   Non-life insurance firm
   (Financial Services) ........................         832,000       2,656,423
FUJICCO
   Food manufacturer (Consumer
   Goods and Services) .........................         131,300       1,179,047
FUJITSU BUSINESS SYSTEMS
   Distributor of computer
   equipment (Business Services) ...............         105,000       2,147,668
GLORY KOGYO
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing) .............................         153,000       2,506,111
HIS
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels) ........................          40,700       1,323,165
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property) ...............................         252,000       1,885,757
HITACHI INFORMATION SYSTEMS
   Leading data processing firm
   (Computer Software) .........................         134,000       1,325,850
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology) .............................         171,000       1,734,597

-------------------
See footnotes on page 48.
                                                                           -----
                                                                              39

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
JAPAN (CONTINUED)
HOGY MEDICAL
   Producer of disposable surgical
   gowns and medical supplies
   (Medical Products and
   Technology) .................................          20,000     $   655,192
HOKKAI CAN
   Manufacturer of cans for the
   food industry (Manufacturing) ...............         366,000       1,110,751
HOKUSHIN
   Producer of fiber board
   (Manufacturing) .............................         264,000         932,901
HORIBA INSTRUMENTS
   Manufacturer of instruments
   and analyzers (Electronics) .................         178,000       2,012,805
ICHIYOSHI SECURITIES
   Kansai-based securities
   business (Financial Services) ...............         740,000       1,433,608
IINO KAIUN*
   Shipping company
   (Transportation) ............................         825,000       1,852,083
JAPAN INFORMATION PROCESSING SERVICE
   Computer software developer
   (Computer Software) .........................          74,450         804,731
JOSHIN DENKI
   Budget electrical appliance
   retailer (Retailing) ........................         196,000         855,575
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants) ...............................         102,000       1,094,038
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical products
   (Drugs and Health Care) .....................          62,000       1,010,393
KOMATSU SEIREN
   Printer of long-staple fabrics
   (Manufacturing) .............................         194,000       1,572,711
KOMORI
   Manufacturer of offset printing
   machines (Capital Goods) ....................         133,000       2,432,859
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunications equipment
   (Telecommunications) ........................         123,100       1,248,707
MITSUBISHI CABLE INDUSTRIES
   Manufacturer of wire and cable
   products (Manufacturing) ....................         332,000         952,357
MITSUI HOME
   Home builder (Construction
   and Property) ...............................         320,000       2,064,688
NAKAYAMA STEEL WORKS
   Small blast furnace company,
   mainly for the housing industry
   (Metals) ....................................         709,000       1,685,990
NAMURA SHIPBUILDING
   Shipbuilder (Capital Goods) .................         229,000         704,498
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing) ...................         162,000       2,006,984
NIPPON SEIKI
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing) ..............................         159,700       1,327,846
NISHIO RENT ALL
   Rentor of construction equipment
   (Construction and Property) .................         114,000       1,080,569
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing) ........................         126,000       1,058,119
NISSHIN FIRE & MARINE INSURANCE
   Non-life insurance company
   (Financial Services) ........................         404,000       1,135,379
NITTETSU MINING
   Open cast coal miner (Resources) ............         396,000       2,219,207
NOVA
   Provider of language instruction
   courses (Consumer Goods
   and Services) ...............................         132,000         867,049
OKINAWA ELECTRIC POWER
   Supplier of electricity to Okinawa
   Island (Electric Utilities) .................          69,800       1,096,882
RENGO
   Manufacturer of paper board
   (Paper and Printing) ........................         260,000       1,026,856
RYOYO ELECTRO
   Distributor of electronic goods
   (Electronics) ...............................         151,000       1,983,704
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants) ...............................         133,000       1,481,833
SANKYO
   Manufacturer of pachinko game
   equipment (Manufacturing) ...................         102,000       2,179,596
SANYO SPECIAL STEEL
   Steel manufacturer (Metals) .................       1,179,000       2,009,603

-------------------
See footnotes on page 48.

-----
40

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
JAPAN (CONTINUED)
SHIMACHU
   Furniture retailer (Retailing) ..............          60,000     $ 1,277,127
SHOHKOH FUND
   Finance company
   (Financial Services) ........................           3,800       1,105,845
SODICK
   Manufacturer of electrodischargers
   (Manufacturing) .............................         348,000       1,678,224
SUNDRUG
   Operator of outlet drug stores
   (Retailing) .................................          95,800       1,632,909
TAKASAGO
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals) .................................         111,000         525,144
TOEI
   Producer of movies, particularly
   of animated movies (Media) ..................         228,000       1,080,569
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing) .............................          96,000       1,013,719
TOWA PHARMACEUTICAL
   Large generic drug wholesaler
   (Drugs and Health Care) .....................         187,000       1,819,157
TOYO INK MANUFACTURING
   Ink manufacturer (Chemicals) ................         305,000         907,874
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing) .............................         359,900       2,468,758
TSUDAKOMA
   Manufacturer of air-jet looms
   (Manufacturing) .............................         625,000       2,078,656
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing) .........................         118,400       1,653,879
XEBIO
   Retailer of outdoor clothing
   (Retailing) .................................         131,800       2,125,983
YOKOHAMA REITO
   Cold storage, freezing, and loading
   services (Distribution) .....................         140,000       1,175,688
                                                                     -----------
                                                                      86,187,682
                                                                     -----------
MALAYSIA  0.08%
CHEMICAL COMPANY OF MALAYSIA
   Producer of industrial chemicals
   and pharmaceuticals (Chemicals) .............         231,000         276,416
CHEMICAL COMPANY OF MALAYSIA (WARRANTS)*
   Producer of industrial chemicals
   and pharmaceuticals (Chemicals) .............          53,250          15,217
KFC HOLDINGS
   Fast food restaurants
   (Restaurants) ...............................         271,000         540,467
                                                                     -----------
                                                                         832,100
                                                                     -----------
NETHERLANDS  3.18%
CMG
   Information technology
   consulting (Support Services) ...............         489,300      11,354,198
GETRONICS
   Computer systems integration
   consultant (Support Services) ...............         164,226       5,402,559
GUCCI GROUP
   Designer, producer, and
   distributor of luxury accessories
   and apparel (Consumer Goods
   and Services) ...............................          39,700       1,444,087
OTRA
   Holding company for various
   technical product wholesale
   companies (Electronics) .....................         479,803       7,633,509
SAMAS GROEP
   Manufacturer of office
   furniture (Manufacturing) ...................         168,812       7,667,366
                                                                     -----------
                                                                      33,501,719
                                                                     -----------
NORWAY  0.87%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing) .................       1,007,000       9,167,046
                                                                     -----------
SINGAPORE  0.33%
BUKIT SEMBAWANG ESTATES
   Property developer
   (Construction and Property) .................          54,200         412,821
EXCEL MACHINE TOOLS*
   Manufacturer of computerized
   numerical-controlled machine
   tools (Manufacturing) .......................       2,039,000         899,464
INFORMATICS HOLDINGS
   Operator of computer training
   schools (Business Services) .................       1,893,000         780,990
VENTURE MANUFACTURING
   Contract manufacturer for the
   electronics industry (Electronics) ..........          98,000         335,893
WANT WANT HOLDINGS (CLASS A)*
   Manufacturer of rice crackers
   (Consumer Goods and Services) ...............         393,400         786,800

-------------------
See footnotes on page 48.
                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                                                          SHARES        VALUE
                                                          ------        -----
SINGAPORE (CONTINUED)
WANT WANT HOLDINGS*
   Manufacturer of rice crackers
   (Consumer Goods and Services) ...............         159,400     $   309,236
                                                                     -----------
                                                                       3,525,204
                                                                     -----------
SWEDEN  3.54%
ANGPANNEFORENINGEN (CLASS B)
   Engineering consultancy
   (Business Services) .........................         161,250       2,449,041
BT INDUSTRIES
   Manufacturer of forklifts
   (Capital Goods) .............................         268,694       5,727,557
BURE INVESTMENT AKTIEBOLAGET
   Investment company
   (Financial Services) ........................         287,527       3,505,025
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing) .............................         392,510       8,628,317
IRO
   Manufacturer of textile
   machinery (Capital Goods) ...................         130,120       1,785,553
KALMAR INDUSTRIES
   Manufacturer of forklifts and
   special lift trucks (Capital Goods) .........         235,700       4,113,603
KALMAR INDUSTRIES (RIGHTS)*
   Manufacturer of forklifts and
   special lift trucks (Capital Goods) .........         235,700         207,250
MUNSKJO
   Producer of specialty paper
   (Paper and Printing) ........................         387,800       3,771,569
PLM
   Manufacturer of food packaging
   (Manufacturing) .............................         443,130       7,025,376
                                                                     -----------
                                                                      37,213,291
                                                                     -----------
SWITZERLAND  2.90%
FOTOLABO CLUB
   Film processor (Retailing) ..................          13,314       3,221,091
HERO
   Producer and exporter of
   food and beverages (Consumer
   Goods and Services) .........................           7,340       3,864,945
KARDEX
   Manufacturer and distributor
   of industrial storage and
   retrieval systems (Industrial
   Goods and Services) .........................           2,022         535,948
PRODEGA++
   Food retailer (Retailing) ...................          12,353       6,460,636
SELECTA GROUP*
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services) ...............          47,255       6,590,515
SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT*
   Industrial conglomerate
   (Manufacturing) .............................           4,293       5,681,844
TAG HEUER (ADRS)*
   Designer and producer of
   sports watches (Retailing) ..................          36,870       4,197,673
                                                                     -----------
                                                                      30,552,652
                                                                     -----------
TAIWAN  0.20%
HOTUNG INVESTMENT HOLDINGS*
   Investor in unlisted technology-
   related companies
   (Financial Services) ........................       1,922,000         456,475
TAIWAN AMERICAN FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous) ...................         104,000       1,646,320
                                                                     -----------
                                                                       2,102,795
                                                                     -----------
THAILAND  0.10%
HANA MICROELECTRONICS
   Circuit board manufacturer
   (Electronics) ...............................         288,000         493,714
HANA MICROELECTRONICS (RFD LINE)
   Circuit board manufacturer
   (Electronics) ...............................         288,000         522,336
                                                                     -----------
                                                                       1,016,050
                                                                     -----------
UNITED KINGDOM  18.15%
ABACUS POLAR
   Distributor of electronic
   components (Electrical
   Distribution) ...............................       1,167,500       3,716,567
AEA TECHNOLOGY
   Provider of engineering and
   research and development services
   (Industrial Goods and Services) .............         380,000       2,966,887
ALLIED LEISURE
   Bowling alley operator
   (Leisure and Hotels) ........................       4,525,000       2,653,494
ASHTEAD GROUP
   Rentor of equipment for
   the construction industry
   (Construction and Property) .................       2,582,500      15,035,802
BRITISH POLYTHENE INDUSTRIES
   Manufacturer and converter
   of polythene (Manufacturing) ................         270,000       2,103,527

-------------------
See footnotes on page 48.
-----
42

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED KINGDOM (CONTINUED)
BTG
   Technology transfer company
   assisting in the commercialization
   of technological innovations
   (Technology) ................................         258,000     $ 2,943,732
CAPITAL RADIO
   Commercial radio station
   (Media) .....................................       1,050,200       8,269,921
CHIROSCIENCE GROUP
   Pharmaceutical company
   specializing in pharmaceuticals
   for cancer, pain, and
   inflammatory disorders
   (Drugs and Health Care) .....................         185,000         798,142
CLINTON CARDS
   Retailer of greeting cards
   (Retailing) .................................       2,650,000       4,883,937
COBHAM
   High-integrity engineering
   (Manufacturing) .............................         470,000       6,618,614
CRT GROUP
   Provider of training and
   recruitment services; publisher
   of multimedia products
   (Support Services) ..........................       1,474,400       7,954,313
DAVID BROWN GROUP
   Diversified engineering company;
   manufacturer of transmission
   equipment and pumps
   (Manufacturing) .............................       1,781,232       6,177,636
DAWSON GROUP
   Rentor of commercial vehicles
   (Transportation) ............................       1,389,600       4,819,385
DOMNICK HUNTER GROUP
   Manufacturer of filtration,
   purification, and separation
   products (Manufacturing) ....................         860,700       4,881,372
DRUCK HOLDINGS
   Worldwide engineering group
   (Industrial Goods and Services) .............         421,200       1,975,959
ELECTRONICS BOUTIQUE*
   Electronic games retailer
   (Retailing) .................................       7,250,000       5,041,010
F.I. GROUP
   Designer and builder of
   software applications
   (Computer Software) .........................         617,200       6,938,729
FAIREY GROUP
   Electrical and electronic
   engineering (Electronics) ...................         738,600       7,610,547
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing) ..............         542,600       6,159,147
GWR GROUP
   Local commercial radio
   station operator (Media) ....................       1,733,700       5,184,939
HAMLEY'S
   Toy store (Retailing) .......................         359,700       2,064,108
IBC GROUP
   Business communications
   (Business Services) .........................       1,180,000       8,056,401
ISA INTERNATIONAL
   Distributor of computer
   consumables (Business Services) .............       1,902,589       4,000,555
NATIONAL EXPRESS GROUP
   Long distance coach services
   operating in the UK and
   Europe (Transportation) .....................         700,000       6,514,987
PARITY
   Provider of software engineering
   and consulting services
   (Computer Software) .........................       1,229,100      11,820,357
PEPTIDE THERAPEUTICS
   Biopharmaceuticals
   development company
   (Drugs and Health Care) .....................         135,000         696,652
PIZZA EXPRESS
   Operator of restaurant chain
   (Restaurants) ...............................         917,300      11,434,464
POLYPIPE
   Manufacturer of plastic piping
   and molded plastic products
   (Building Materials) ........................       2,439,600       8,869,718
SAVE GROUP
   Gas station chain (Retailing) ...............         455,633         847,363
SHIRE PHARMACEUTICALS*
   Biotechnology company
   specializing in metabolic bone
   and Alzheimer's diseases
   (Drugs and Health Care) .....................         247,500       1,078,152
STOVES
   Manufacturer of ovens
   (Manufacturing) .............................         477,500       2,100,072
TILBURY DOUGLAS
   Building contractor
   (Construction and Property) .................         736,300       7,833,575

-------------------
See footnotes on page 48.

                                                                           -----
                                                                              43

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED KINGDOM (CONTINUED)
TRIFAST
   Manufacturer and distributor
   of fasteners for the
   electronics industry
   (Electrical Distribution) ...................         417,000     $ 3,678,459
TRINITY INTERNATIONAL HOLDINGS
   Publisher of regional
   newspapers in the UK, US,
   and Canada (Media) ..........................       1,257,600       9,955,792
UNIONAMERICA HOLDINGS (ADRS)
   Provider of property and
   casualty reinsurance
   (Financial Services) ........................         150,000       2,981,250
VANGUARD MEDICA GROUP
   Emerging biopharmaceutical
   company planning to develop
   and commercialize new drugs
   (Drugs and Health Care) .....................         145,000       1,102,949
WELLINGTON HOLDINGS
   Producer of sealing systems
   and rubber compounds
   (Manufacturing) .............................         440,000       1,245,865
                                                                     -----------
                                                                     191,014,379
                                                                     -----------
UNITED STATES  42.71%
ACCUSTAFF*
   Provider of temporary
   personnel services
   (Business Services) .........................         465,200      13,287,275
ACUSON*
   Designer, producer, and
   retailer of medical diagnostic
   ultrasound imaging systems
   (Medical Products and
   Technology) .................................         125,000       2,343,750
ACXIOM*
   Provider of data processing
   services (Computer Software) ................         200,000       3,287,500
ADVO*
   Direct mail advertising services
   (Business Services) .........................         195,600       4,388,775
AERIAL COMMUNICATIONS*
   Provider of cellular telephone
   services (Telecommunications) ...............         300,000       2,568,750
AFFILIATED COMPUTER SERVICES*
   Provider of information
   technology services and
   electronic funds transfer
   processing (Business Services) ..............         113,800       2,859,225
ALLIED WASTE INDUSTRIES
   Provider of integrated waste
   disposal services (Industrial
   Goods and Services) .........................         400,000       8,125,000
ALTERNATIVE RESOURCES*
   Provider of technical
   human resource services
   (Business Services) .........................          50,000       1,218,750
AMERICAN CAPITAL STRATEGIES*
   Provider of commercial financing
   (Financial Services) ........................         113,200       2,016,375
AMERICAN HOMEPATIENT*
   Provider of home health
   care services (Drugs and
   Health Care) ................................         220,000       5,637,500
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes
   (Manufacturing) .............................         300,000       6,825,000
AMERICAN MANAGEMENT SYSTEMS*
   Provider of information
   technology consulting services
   (Business Services) .........................          50,000       1,075,000
AMERISOURCE HEALTH (CLASS A)*
   Wholesale distributor of
   pharmaceuticals (Drugs and
   Health Care) ................................         151,600       9,001,250
ANALYSTS INTERNATIONAL
   Provider of diversified
   computer software services
   (Business Services) .........................          50,000       2,250,000
ANCHOR GAMING*
   Installer and operator
   of gaming machines
   (Leisure and Hotels) ........................           3,700         290,450
ANTEC*
   Developer and supplier of fiber
   optic transmission, construction,
   and maintenance equipment
   for the cable television industry
   (Telecommunications) ........................         149,100       2,357,644
ARCH COMMUNICATIONS GROUP*
   Provider of nationwide paging
   services (Telecommunications) ...............         273,600       2,120,400
ASYST TECHNOLOGIES*
   Miniature clean-room
   environment devices for
   the manufacture of silicon
   wafers (Technology) .........................         250,000       7,273,438

-------------------
See footnotes on page 48.

-----
44

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
AVANT!*
   Developer and marketer
   of software products that
   assist design engineers
   (Computer Software) .........................          87,100     $ 2,275,488
BA MERCHANT SERVICES (CLASS A)*
   Provider of payment processing
   services (Business Services) ................         250,400       3,740,350
BACOU USA*
   Designer and manufacturer of
   personal protective gear
   (Industrial Goods and Services) .............         205,000       3,549,063
BDM INTERNATIONAL*
   Information technology company,
   providing systems and services
   to public sector and commercial
   customers (Business Services) ...............         175,000       3,860,938
BERG ELECTRONICS*
   Manufacturer of electronic
   connectors (Electronics) ....................         175,200       4,095,300
BISYS GROUP*
   Provider of data processing services
   for banks (Business Services) ...............         150,400       4,671,800
BLACK BOX*
   Provider of communications
   and networking solutions
   (Electrical Distribution) ...................         100,000       4,075,000
BUDGET GROUP*
   Owner and operator of
   Budget Rent-a-Car franchises
   (Consumer Goods and Services) ...............         350,000      12,250,000
BURR-BROWN*
   Manufacturer of microelectric
   data devices for business
   end-users (Technology) ......................         110,000       3,306,875
CABOT OIL & GAS
   Explorer, developer, and producer
   of oil and gas (Technology) .................          36,400         873,600
CALENERGY*
   Developer of geothermal energy
   power (Electric Utilities) ..................         207,600       7,110,300
CALPINE*
   Developer of power generation
   facilities (Electric Utilities) .............         500,000       7,937,500
CANANDAIGUA BRANDS (CLASS A)*
   Wine, imported beer, and
   distilled spirits (Consumer
   Goods and Services) .........................         150,000       7,471,875
CARRIAGE SERVICES*
   Provider of funeral services
   and products (Consumer Goods
   and Services) ...............................         139,800       2,341,650
CELADON GROUP*
   Provider of transportation and
   international freight services
   (Transportation) ............................         300,000       4,331,250
CERIDIAN*
   Provider of data processing
   services (Business Services) ................         354,700      13,855,469
CHART INDUSTRIES
   Designer and producer of
   standard and custom-built
   industrial process equipment
   (Industrial Goods and Services) .............          46,000         989,000
CMP MEDIA (CLASS A)*
   Magazine and newspaper
   publisher (Media) ...........................          54,700       1,008,531
COGNEX*
   Manufacturer of machine vision
   systems (Electronics) .......................         266,700       7,092,553
COINMACH LAUNDRY*
   Provider of coin-operated
   laundry equipment and services
   (Consumer Goods and Services) ...............          13,100         275,100
COLLABORATIVE CLINICAL RESEARCH*
   Manager of a clinical research
   network (Drugs and Health Care) .............         150,000         900,000
COMPDENT*
   Provider of managed care
   dental services (Medical
   Products and Technology) ....................         300,000       6,215,625
CONTINENTAL NATURAL GAS*
   Independent owner and
   operator of natural gas pipelines
   (Resources) .................................         210,000       2,401,875
CORPORATE EXPRESS*
   Office products supplier
   (Retailing) .................................         518,900       7,621,344
COX RADIO (CLASS A)*
   Operator of radio stations
   (Media) .....................................         285,000       9,707,813
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test equipment
   (Technology) ................................         158,800       4,674,675
DOMINICK'S SUPERMARKETS*
   Supermarket operator (Retailing) ............         150,000       5,475,000

-------------------
See footnotes on page 48.

                                                                           -----
                                                                              45

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
EAGLE GEOPHYSICAL*
   Company specializing in
   seismic data collection
   (Energy Services) ...........................         100,000     $ 1,762,500
EQUITY INTERNATIONAL*
   Funeral services provider
   (Consumer Goods and Services) ...............         158,500       3,229,437
FACTSET RESEARCH SYSTEMS*++
   Provider of on-line database
   services to the financial
   community (Business Services) ...............         500,000      13,343,750
FLANDERS*
   Designer, manufacturer, and
   marketer of a range of air
   filtration products (Consumer
   Goods and Services) .........................         194,500       1,543,844
FRONTIER INSURANCE GROUP
   Provider of specialty insurance
   products (Financial Services) ...............         115,800       3,901,012
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors
   (Technology) ................................         304,700       3,465,962
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
   infrastructure equipment
   (Telecommunications) ........................         211,700       2,738,869
GTECH HOLDINGS*
   Operator of state and local
   lottery systems (Leisure
   and Hotels) .................................         100,000       3,225,000
GULF SOUTH MEDICAL SUPPLY*
   Distributor of medical
   supplies (Medical Products
   and Technology) .............................         137,300       4,496,575
HA-LO INDUSTRIES*
   Distributor of specialty
   advertising products (Advertising) ..........         115,000       3,220,000
IMNET SYSTEMS*
   Developer, marketer, and
   installer of electronic
   information and document
   management systems
   (Computer Software) .........................          75,800       1,383,350
IMPERIAL CREDIT*
   Mortgage banking operations
   (Financial Services) ........................         101,300       2,538,831
INSIGNIA FINANCIAL*
   Real estate management
   services (Financial Services) ...............         215,700       4,664,512
INSO*
   Marketer and developer of
   textual information software
   (Computer Software) .........................          81,600         974,100
INTEGRATED DEVICE TECHNOLOGY*
   Designer, manufacturer, and
   marketer of integrated circuits
   and modules (Technology) ....................          75,700         872,916
INTEGRATED HEALTH SERVICES
   Operator of geriatric medical
   facilities (Drugs and Health Care) ..........          70,000       2,222,500
INTERSTATE HOTELS*
   Hotel management company
   (Leisure and Hotels) ........................          81,300       2,499,975
IVEX PACKAGING*
   Manufacturer of specialty
   packages (Consumer Goods
   and Services) ...............................         151,700       3,204,663
JACOR COMMUNICATIONS*
   Radio broadcasting (Media) ..................         147,400       6,153,950
JOURNAL REGISTER*
   Newspaper publisher (Media) .................         200,000       3,487,500
JP FOODSERVICE*
   Distributor to food service
   industry (Business Services) ................         127,200       4,062,450
KEMET*
   Manufacturer and supplier
   of ceramic capacitors
   (Technology) ................................         311,700       6,818,438
KENDLE INTERNATIONAL*
   Provider of a variety of
   clinical research services
   (Drugs and Health Care) .....................         100,000       1,506,250
LATTICE SEMICONDUCTOR*
   Designer and developer of
   programmable logic devices
   (Technology) ................................         104,800       5,230,175
MAPICS
   Supplier of applications software, including
   solutions for business planning, production,
   logistics, and asset management needs
   (Computer Software) .........................         722,500       8,173,281

-------------------
See footnotes on page 48.

-----
46

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
MARCAM SOLUTIONS*
   Supplier of business planning
   applications and services
   (Computer Software) .........................         185,000     $ 1,884,687
MEDALLION FINANCIAL
   Provider of loan financing
   for the purchase of taxicab
   medallions and related assets
   (Financial Services) ........................         300,000       6,281,250
METALS USA*
   Metals processor (Metals) ...................          60,000         885,000
NCS HEALTHCARE (CLASS A)*
   Health care facility and
   pharmacy services (Drugs and
   Health Care) ................................         320,000       7,460,000
OCULAR SCIENCES*
   Manufacturer and marketer
   of soft contact lenses (Medical
   Products and Technology) ....................         150,000       3,281,250
OCWEN FINANCIAL*
   Specializes in savings and loans
   (Financial Services) ........................          57,400       3,153,412
OM GROUP
   Producer of specialty chemicals
   (Chemicals) .................................         200,000       7,550,000
OMNICARE
   Provider of pharmacy services
   to long-term care institutions
   (Drugs and Health Care) .....................         116,700       3,245,719
PERSONNEL GROUP OF AMERICA*
   Personnel staffing services
   (Business Services) .........................         111,000       3,850,312
PETERSEN COMPANIES*
   Special-interest magazine
   publisher (Media) ...........................         140,000       2,765,000
PHYCOR*
   Operator of multi-specialty
   medical clinics (Drugs and
   Health Care) ................................          82,300       1,895,472
PHYSICIAN SALES & SERVICES*
   Distributor of medical
   supplies, equipment, and
   pharmaceuticals
   (Drugs and Health Care) .....................          71,300       1,729,025
PIERCE LEAHY*
   Archive records management
   services (Business Services) ................         105,500       2,954,000
PMC-SIERRA*
   Provider of high-speed
   networking circuits (Technology) ............         190,300       5,007,269
PMT SERVICES*
   Marketer of electronic credit
   card authorization and payment
   services (Business Services) ................         227,700       3,636,084
POLYMER GROUP*
   Manufacturer and marketer
   of polyolefin products
   (Manufacturing) .............................         100,000         968,750
PRIDE INTERNATIONAL*
   Provider of oil and gas well
   services (Industrial Goods
   and Services) ...............................          68,300       2,253,900
PRISON REALTY TRUST
   Real estate investment trust
   investing in prisons
   (Construction and Property) .................         129,000       4,450,500
PSW TECHNOLOGIES*
   Provider of high-value
   solutions to technology vendors
   and business end-users
   (Business Services) .........................         160,000       2,470,000
QUORUM HEALTH GROUP*
   Owner and operator of
   acute-care hospitals
   (Drugs and Health Care) .....................          64,100       1,552,422
RDO EQUIPMENT (CLASS A)*
   Owner and operator of
   John Deere stores (Retailing) ...............         250,000       5,421,875
ROSLYN BANCORP
   Savings bank (Financial Services) ...........          97,700       2,094,444
SANTA FE ENERGY RESOURCES*
   Explorer, producer, and
   developer of oil and gas
   (Resources) .................................         252,200       3,294,362
SIMON TRANSPORTATION SERVICES*++
   Provider of temperature-
   controlled transportation
   services (Transportation) ...................         270,000       6,108,750
SITEL*
   Telemarketer
   (Business Services) .........................         200,000       1,775,000
SOLA INTERNATIONAL*
   Designer and manufacturer
   of optical supplies (Consumer
   Goods and Services) .........................          73,000       2,491,125

-------------------
See footnotes on page 48.

                                                                           -----
                                                                              47

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
SOURCE SERVICES*
   Specialty staffing services
   (Business Services) .........................         200,000     $ 5,737,500
STANFORD TELECOMMUNICATIONS*
   Designer, manufacturer,
   and marketer of digital
   telecommunications
   products and systems
   (Telecommunications) ........................          42,700       1,032,806
STEINWAY MUSICAL INSTRUMENTS*
   Manufacturer of musical
   equipment (Consumer
   Goods and Services) .........................         198,000       4,702,500
SYNOPSYS*
   Supplier of integrated
   circuit design software
   (Computer Software) .........................         124,100       4,824,387
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services
   (Drugs and Health Care) .....................         270,999       8,350,157
UNITED VIDEO SATELLITE GROUP
(CLASS A)*
   Satellite-delivered
   program services (Media) ....................          12,200         327,875
UNIVERSAL OUTDOOR HOLDINGS*
   Outdoor advertising, such as
   billboards (Advertising) ....................         196,400       8,273,350
VALLEY NATIONAL GASES*
   Packager and distributor of
   gases (Chemicals) ...........................         350,000       3,762,500
VISHAY INTERTECHNOLOGY*
   Developer and manufacturer
   of electronic resistive
   systems (Electronics) .......................         178,300       4,268,056
WATERS*
   Manufacturer of liquid
   chromatography instruments
   (Medical Products
   and Technology) .............................         107,900       4,747,600
WATSON PHARMACEUTICALS*
   Manufacturer of off-patent
   medications (Medical Products
   and Technology) .............................         129,200       4,102,100
WISCONSIN CENTRAL TRANSPORTATION*
   Operator of regional railroad
   systems (Transportation) ....................         135,600       4,195,125
YOUTH SERVICES*
   Operator of residential and
   community-based programs
   for at-risk youths
   (Support Services) ..........................         215,700       3,060,244
                                                                  --------------
                                                                     449,597,704
                                                                  --------------
TOTAL COMMON STOCKS
(Cost $968,154,390) ............................                   1,028,429,762

PREFERRED STOCKS  0.66%
(Cost $7,870,811)

GERMANY  0.66%
GERRY WEBER INTERNATIONAL*
   Designer and manufacturer
   of ladies' apparel
   (Manufacturing) .............................         274,911       6,920,703
                                                                     -----------
TOTAL INVESTMENTS  98.36%
(Cost $976,025,200) ............................                   1,035,350,465
OTHER ASSETS
LESS LIABILITIES  1.64% ........................                      17,271,229
                                                                  --------------

NET ASSETS  100.00% ............................                  $1,052,621,694
                                                                  ==============

------------------
 * Non-income producing security.
 + Rule 144A security.
++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte &
Touche LLP.
See Notes to Financial Statements.


-----
48

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

PERFORMANCE REVIEW

For the 12 months ended October 31, 1997, Seligman Henderson Global Technology Fund performed strongly, posting a total return of 33.86% based on the net asset value of Class A shares, compared to the 16.45% total return of its peers, as measured by the Lipper Global Funds Average. Stocks around the world, as measured by the Morgan Stanley Capital International World Index (MSCI World Index), posted a total return of 17.25% for the period.

Overall, healthy rates of economic growth and benign inflationary pressures provided a supportive framework for equity markets during the Fund's fiscal year. Although market volatility increased markedly in the last six months, stock prices continued to appreciate until October, when markets, including technology stocks, fell sharply.

In general, the past 12 months were distinguished by a polarization in the performance of the United States and European markets versus those in the Pacific region. While the former produced outstanding returns, the latter fell sharply. With the exception of the United Kingdom, technology stocks generally outperformed in the equity markets.


PORTFOLIO STRATEGY

COMPUTING AND SEMICONDUCTORS

o Perhaps the most notable feature of the technology sector's performance was a sharp recovery in the semiconductor industry. Following a difficult period in 1996, semiconductor stocks soared, with semiconductor production equipment makers leading the way. The personal computer industry showed continued strong growth with the top producers gaining significant market share.

    THE US PORTION OF THE FUND'S PORTFOLIO PERFORMED STRONGLY, BENEFITING FROM ITS HEAVY WEIGHTING IN THE SEMICONDUCTOR PRODUCTION EQUIPMENT AND DATA STORAGE AREAS. THE FUND HAD A US WEIGHTING OF 56.5% AT OCTOBER 31, 1997, HAVING STOOD AT 55.7% ON OCTOBER 31, 1996.

COMMUNICATIONS

o The wireless communications industry benefited from both the increased demand for infrastructure and the end of the inventory adjustment phase that had plagued the industry in 1995 and 1996. The "Year 2000" problem ensured a very strong market for both software products and consulting companies, while producing growing demand for enterprise storage suppliers. In contrast, networking companies saw a slowdown in growth from the dizzying levels achieved in previous years. As a result, related sub-sectors, such as networking distribution, posted very mixed results.

    THE FUND ENJOYED EXCELLENT PERFORMANCE FROM ITS HEAVY WEIGHTING IN INFORMATION TECHNOLOGY CONSULTING STOCKS, AND FROM A WELL-TIMED EXIT FROM THE US NETWORKING SECTOR EARLY IN 1997. HOWEVER, THESE GAINS WERE PARTLY COUNTERED BY WEAKNESS IN UK AND CONTINENTAL EUROPEAN NETWORKING STOCKS.

PACIFIC REGION

o The Fund's weighting in the Pacific region remained modest throughout the fiscal year, reflecting our concerns about the economic fundamentals and outlook, and the valuations of companies.

--------------------------------------------------------------------------------
[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) EMMA PARKINSON, TIM WOOLLEY, DAVID MAGLIOCCO, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)

[PHOTO]

US TEAM: (STANDING) PAUL KRIEGER, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), PATRICK RENDA, LAWRENCE ROSSO, STORM BOSWICK, CAROLYN ROGERS, (SEATED) PAUL WICK (PORTFOLIO MANAGER)


FUND OBJECTIVE

Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.
--------------------------------------------------------------------------------

                                                                           -----
                                                                              49

================================================================================
INVESTMENT REPORT
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

    THE FUND NEVERTHELESS ACHIEVED GOOD RETURNS FROM ITS PORTFOLIO OF JAPANESE COMPANIES AND OUTSTANDING PERFORMANCE FROM ITS HOLDINGS IN TAIWAN, BEFORE THE WEIGHTING WAS SHARPLY REDUCED DURING THE SUMMER. THE FUND'S JAPAN WEIGHTING STOOD AT 8.2% ON OCTOBER 31, 1997, DOWN FROM 10.0% 12 MONTHS AGO. THE FUND'S WEIGHTING IN THE PACIFIC REGION WAS 6.7% ON OCTOBER 31, 1997, SLIGHTLY HIGHER THAN THE 4.9% ON OCTOBER 31, 1996.


SUMMARY

It is not yet clear how serious the impact of the problems in the Pacific region will be on demand for technology-based products. However, it is likely that demand for PCs, peripherals, components, and wireless equipment will be impacted. Over the next few quarters, companies' future earnings will be harder to predict.

Nevertheless, many areas of the technology industry should be unaffected by the problems in the Pacific region. Within the Fund, we plan to emphasize sub-sectors, such as software, storage, computer and business services, and medical products and technology. The Fund's exposure to the Pacific region is not likely to be increased, despite the substantial price declines in those markets. Instead, the Fund's portfolio will be focused on domestically-oriented technology companies based in the US, the UK, and Continental Europe.

We expect the recent pattern of market volatility to continue, but believe that any slowdown in the overall rate of corporate profit growth will highlight the superior growth potential of the technology sector. In a deflationary environment, companies could be obliged to sustain profit growth by reducing costs through the implementation of technology. Technology spending should therefore remain buoyant, and we anticipate strong relative share price performance from select stocks.

Note: All figures are in US dollar terms. The following indices were used to evaluate regional performance for the 12-month period ended October 31, 1997:
Datastream US Pacific Stock Exchange Index, Datastream UK Electronics Index, Datastream Europe ex-UK Electronics Index (does not include the UK), Datastream Japan Electronics Index, Datastream Asian Electronics Index, and Datastream Pacific Basin Electronics Index.

-----
50

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

COUNTRY ALLOCATION
AT OCTOBER 31, 1997

                                                                         MSCI
                                                                        WORLD
                                                     FUND               INDEX
                                                   ---------           ---------
CONTINENTAL EUROPE .............................     10.68%               20.78%
    Austria ....................................        --                 0.21
    Belgium ....................................        --                 0.61
    Denmark ....................................        --                 0.51
    Finland ....................................      0.77                 0.41
    France .....................................      1.73                 3.48
    Germany ....................................      0.65                 4.51
    Hungary ....................................      0.42                   --
    Ireland ....................................        --                 0.19
    Italy ......................................      0.96                 1.79
    Luxembourg .................................      1.45                   --
    Netherlands ................................      3.17                 2.72
    Norway .....................................        --                 0.29
    Spain ......................................      0.30                 1.21
    Sweden .....................................      1.23                 1.29
    Switzerland ................................        --                 3.56
JAPAN ..........................................      8.19                14.06
PACIFIC ........................................      6.74                 3.80
    Australia ..................................      0.59                 1.27
    Hong Kong ..................................      0.44                 1.39
    Malaysia ...................................        --                 0.52
    New Zealand ................................        --                 0.17
    Singapore ..................................      0.88                 0.45
    South Korea ................................      0.61                   --
    Taiwan .....................................      4.22                   --
UNITED KINGDOM .................................     11.16                10.35
UNITED STATES ..................................     56.52                48.45
OTHER ..........................................      3.59                 2.56
    Bermuda ....................................      1.26                   --
    Brazil .....................................      0.44                   --
    Canada .....................................        --                 2.56
    India ......................................      0.15                   --
    Israel .....................................      1.74                   --
OTHER ASSETS LESS LIABILITIES ..................      3.12                   --
--------------------------------------------------------------------------------
TOTAL                                               100.00%              100.00%



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

REGIONAL ALLOCATION
AT OCTOBER 31, 1997

United States ................................           56.52%
United Kingdom ...............................           11.16%
Continental Europe ...........................           10.68%
Japan ........................................            8.19%
Pacific ......................................            6.74%
Other ........................................            3.59%
Other Assets Less Liabilities ................            3.12%



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

LARGEST INDUSTRIES
AT OCTOBER 31, 1997

Computer Hardware/Peripherals ................           16.0%      $139,384,550
Electronics ..................................           15.2%      $132,386,534
Electronics Capital Equipment ................           12.9%      $112,109,608
Computer Software ............................           11.6%      $100,801,113
Computer and Business Services ...............            8.8%      $ 76,808,074



LARGEST PORTFOLIO HOLDINGS
ATOCTOBER 31, 1997

SECURITY                                                    VALUE
----------                                             -------------
Storage Technology (US) ........................        $20,540,625
Creative Technology (US) .......................         20,350,000
Taiwan Semiconductor Manufacturing
    (ADRs) (Taiwan) ............................         19,941,875
EMC (US) .......................................         19,600,000
Electronics for Imaging (US) ...................         18,675,000
Kulicke & Soffa Industries (US) ................         17,937,500
Novellus Systems (US) ..........................         17,775,000
Parametric Technology (US) .....................         17,625,000
Maxim Integrated Products (US) .................         16,554,687
ECI Telecommunications (Israel) ................         15,159,375

                                                                           -----
                                                                              51

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1997
                                                    AVERAGE ANNUAL
                                       ----------------------------------------
                                                                       CLASS B
                                                      SINCE             SINCE
                           SIX           ONE        INCEPTION         INCEPTION
                          MONTHS*       YEAR         5/23/94           4/22/96
                       ----------      -------    ------------      ------------
CLASS A**
With Sales Charge ...     11.73%        27.55%        25.36%              n/a
Without Sales Charge      17.27         33.86         27.16               n/a

CLASS B**
With CDSL+ ..........     11.72         27.82           n/a             15.39%
Without CDSL ........     16.72         32.82           n/a             17.81

CLASS D**
With 1% CDSL ........     15.72         31.82           n/a               n/a
Without CDSL ........     16.72         32.82         26.12               n/a

LIPPER GLOBAL
FUNDS AVERAGE*** ....      8.89         16.45         12.68++           12.09+++

MSCI WORLD INDEX*** .      8.78         17.25         14.34++           13.24+++


NET ASSET VALUE
                         OCTOBER 31, 1997    APRIL 30, 1997     OCTOBER 31, 1996
                         ----------------    --------------     ----------------
CLASS A .............         $15.14             $12.91               $11.31
CLASS B .............          14.73              12.62                11.09
CLASS D .............          14.73              12.62                11.09


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1997
REALIZED ...............     $2.744#
UNREALIZED .............      1.716##

  Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


--------------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns of Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Global Funds Average and the Morgan Stanley Capital
      International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From May 31, 1994.
  +++ From April 30, 1996.
    # On November 21, 1997, a capital gain of $2.322 per share was paid to shareholders.
   ## Represents the per share amount of net unrealized appreciation of portfolio securities as of October 3l, 1997.

-----
52

================================================================================
PERFORMANCE AND PORTFOLIO OVERVIEW                              October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

  This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of operations on May 23, 1994, through October 31, 1997, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that the Index excludes the effect of fees or sales charges, and the Average excludes the effect of sales charges.

GLOBAL TECHNOLOGY FUND

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]



               Class A        Class A      Class D                   Lipper
               With           Without      Without      MSCI         Global
               Sales          Sales        World        World        Funds
               Charge         Charge       Index        Index        Average
               ------         ------       -----        -----        -------

               9,520          10,000      10,000        10,000       10,000
               9,613          10,098      10,084        10,165       10,100
10/31/94      11,160          11,723      11,681        10,492       10,433

              10,695          11,234      11,150         9,987        9,605
              13,264          13,933      13,821        10,998       10,330
              16,856          17,706      17,523        11,650       11,305
10/31/95      17,556          18,441      18,216        11,544       11,154

              15,895          16,697      16,458        12,524       11,878
              17,535          18,419      18,119        13,118       12,671
              15,004          15,760      15,477        12,736       12,223
10/31/96      16,269          17,090      16,745        13,488       12,919

              19,981          20,988      20,535        14,192       13,847
              18,571          19,507      19,055        14,538       13,816
              23,634          24,826      24,204        16,960       16,026
10/31/97      21,779          22,877      22,241        15,814       15,045


  There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

  As shown on page 52, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1997

                                                                SHARES
                                                       -------------------------
                                                                        HOLDINGS
ADDITIONS                                              INCREASE         10/31/97
---------                                              --------         --------
3Com(US) ........................................        200,000         200,000
American Power
    Conversion (US) .............................        500,000         500,000
Cisco Systems (US) ..............................        150,000         150,000
CMPMedia (Class A) (US) .........................        700,000         700,000
Cognex (US) .....................................        350,000         350,000
Creative Technology (US) ........................        800,000         800,000
Electronics for Imaging (US) ....................        400,000         400,000
Flextronics International (US) ..................        200,000         200,000
Kulicke &Soffa Industries (US) ..................        700,000         700,000
Taiwan Semiconductor
    Manufacturing (ADRs) (Taiwan) ...............      1,007,500       1,007,500





                                                         SHARES
                                                -------------------------
                                                                 HOLDINGS
REDUCTIONS                                      DECREASE         10/31/97
----------                                      --------         --------
ADE (US) ..................................       400,000              --
Applied Materials (US) ....................       165,000         230,000(1)
Asyst Technologies (US) ...................       450,000(2)           --
Burr-Brown (US) ...........................       375,000              --
Gateway 2000 (US) .........................       175,000              --
Komag (US) ................................       425,000              --
Quantum (US) ..............................       500,000(3)           --
Seagate Technology (US) ...................       350,000              --
Tecnomatix Technologies
    (Israel) ..............................       350,000              --
Veeco Instruments (US) ....................       350,000         200,000



Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 115,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 150,000 shares received as a result of a 2-for 1 stock split.
(3) Includes 250,000 shares received as a result of a 2-for-1 stock split.


                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                                          SHARES        VALUE
                                                          ------        -----
COMMON STOCKS  96.88%

AUSTRALIA  0.59%
COCHLEAR
   Developer and marketer
   of hearing aids (Medical
   Products and Technology) ....................       1,650,000     $ 5,093,979
                                                                     -----------
BERMUDA  1.26%
GEMSTAR INTERNATIONAL*
   Developer and marketer of
   television and video
   recording products (Media) ..................         500,000      10,968,750
                                                                     -----------
BRAZIL  0.44%
TELECOMUNICACOESBRASILEIRAS
"TELEBRAS" (ADRS)
   Provider of telecommunications
   services (Telecommunications) ...............          38,000       3,847,500
                                                                     -----------
FINLAND  0.77%
NOKIA
   Manufacturer and developer
   of telecommunications
   systems and equipment
   (Telecommunications) ........................          77,000       6,709,334
                                                                     -----------
FRANCE  1.73%
ALCATEL ALSTHOM
   Developer of equipment
   and systems for public
   telecommunications
   (Telecommunications) ........................          45,000       5,411,710
ALTRAN TECHNOLOGIES
   Computer services provider
    (Computer and Business Services) ...........           9,500       2,527,884
ATOS*
   Computer services provider
   and systems integrator
   (Computer and Business
   Services) ...................................          42,816       4,793,954
UNILOG
   Computer consultants
   (Computer and
   Business Services) ..........................          17,241       2,308,750
                                                                     -----------
                                                                      15,042,298
                                                                     -----------
GERMANY  0.65%
FRESENIUS
   Dialysis equipment and services
   (Medical Products and Technology) ..............       33,000       5,652,941
                                                                     -----------
HONG KONG  0.44%
ELEC & ELTEK INTERNATIONAL HOLDINGS
   Manufacturer of printed
   circuit boards (Electronics) ................      10,502,500       3,872,202
                                                                     -----------
HUNGARY  0.42%
RICHTER GEDEON (GDRS)
   Manufacturer of pharmaceuticals
   and cosmetics (Medical Products
   and Technology) .............................          39,000       3,627,000
                                                                     -----------
INDIA  0.15%
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunications services
   (Telecommunications) ........................         102,500       1,345,313
                                                                     -----------
ISRAEL  1.74%
ECI TELECOMMUNICATIONS
   Provider of digital
   telecommunications and
   data transmissions systems
   (Networking/Communications
   Infrastructure) .............................         550,000      15,159,375
                                                                     -----------
ITALY  0.96%
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications) ...............       1,333,333       8,338,735
                                                                     -----------
JAPAN  8.19%
ADVANTEST
   Producer of measuring
   instruments and semiconductor
   testing devices (Electronics
   Capital Equipment) ..........................          74,000       6,122,059
AVAL DATA
   Manufacturer of computer
   peripherals (Computer
   Hardware/Peripherals) .......................         200,000       1,496,633
CANON
   Manufacturer of printers
   and photocopiers (Computer
   Hardware/Peripherals) .......................         316,000       7,672,071
CSK
   Information services
   company (Computer and
   Business Services) ..........................         255,000       8,014,467
GLORY KOGYO
   Manufacturer and major
   exporter of currency-handling
   machines (Miscellaneous) ....................         122,000       1,998,337
HIROSE ELECTRONICS
   Manufacturer of specialized
   connectors (Electronics) ....................          81,100       5,293,382
HITACHI
   Manufacturer of diversified
   electronics (Electronics) ...................         600,000       4,614,617

---------------
See footnotes on page 59.


-----
54

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                                          SHARES           VALUE
                                                          ------           -----
JAPAN (CONTINUED)
MIMASU SEMICONDUCTOR
   Wafer inspection devices
   (Electronics Capital Equipment) .............         180,000     $ 3,367,423
MURATA MANUFACTURING
   Manufacturer of capacitors
   (Electronics) ...............................         167,000       6,776,087
NEC
   Manufacturer and marketer
   of computers and
   telecommunications devices
   (Networking/Communications
   Infrastructure) .............................         413,000       4,532,801
ROHM
   Producer of custom
   linear integrated circuits
   (Semiconductors) ............................          81,000       8,014,467
SECOM
   Security services pioneer
   (Computer and
   Business Services) ..........................         109,000       7,050,969
TDK
   Magnetic tapes and heads
   for disk drives (Computer
   Hardware/Peripherals) .......................          75,000       6,223,497
                                                                     -----------
                                                                      71,176,810
                                                                     -----------
LUXEMBOURG  1.45%
MILLICOM INTERNATIONAL CELLULAR*
   Cellular services operator
   (Telecommunications) ........................         300,000      12,581,250
                                                                     -----------
NETHERLANDS  3.17%
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment) .............         110,000       8,085,000
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment) .............          16,000       1,157,814
CMG
   Information technology
   consulting (Computer and
   Business Services) ..........................         376,540       8,737,604
PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics) ...............................         123,300       9,618,476
                                                                     -----------
                                                                      27,598,894
                                                                     -----------
SINGAPORE  0.88%
VENTURE MANUFACTURING
   Contract manufacturer
   for the electronics industry
   (Electronics) ...............................       2,224,000       7,622,723
                                                                     -----------
SOUTH KOREA  0.61%
CHUNG HO COMPUTER
   Manufacturer of ATMs and
   cash dispensers (Computer
   Hardware/Peripherals) .......................          35,200         572,684
SAMSUNG ELECTRONICS (GDRS)
(1/2 NON-VOTING)*+
   Manufacturer of consumer
   electronics and semiconductors
   (Semiconductors) ............................         253,130       2,578,129
SK TELECOMMUNICATIONS (ADRS)
   Provider of mobile
   telecommunications and
   paging services
   (Telecommunications) ........................         386,250       2,124,375
                                                                     -----------
                                                                       5,275,188
                                                                     -----------
SPAIN  0.30%
TELEFONICA DE ESPANA
   Provider of telecommunications
   services (Telecommunications) ...............          96,000       2,610,232
                                                                     -----------
SWEDEN  1.23%
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of
   telecommunications
   equipment (Networking/
   Communications Infrastructure) ..............         137,000       6,023,181
PHARMACIA & UPJOHN
   Global pharmaceutical and
   biotechnology company
   (Medical Products and
   Technology) .................................         147,800       4,696,283
                                                                     -----------
                                                                      10,719,464
                                                                     -----------
TAIWAN  4.22%
ACCTON TECHNOLOGY (GDRS)
   Distributor of electronic
   components (Distribution) ...................         465,750       1,723,275

---------------
See footnotes on page 59.

                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                                          SHARES        VALUE
                                                          ------        -----
TAIWAN (CONTINUED)
SILICONWARE PRECISION INDUSTRIES (GDRS)*
   Integrated circuit packaging
   (Electronics Capital Equipment) .............         308,000     $ 2,964,500
SYNNEX TECHNOLOGY INTERNATIONAL (GDRS)*
   Manufacturer of PCs and
   peripherals (Distribution) ..................         178,000       3,106,100
TAIWAN SEMICONDUCTOR
MANUFACTURING (ADRS)*
   Manufacturer of integrated
   circuits (Semiconductors) ...................       1,007,500      19,941,875
UNITED MICRO ELECTRONICS*
   Manufacturer of integrated
   circuits (Semiconductors) ...................       2,492,026       4,670,033
UNITED TELECOMMUNICATIONS+
   Provider of telecommunications
   services (Telecommunications) ...............           7,600       1,998,800
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics) ....................         208,020       2,185,292
YAGEO (GDRS)*+
   Manufacturer of passive
   components (Electronics) ....................           5,980          62,821
                                                                     -----------
                                                                      36,652,696
                                                                     -----------
UNITED KINGDOM  11.16%
ABACUS POLAR
   Distributor of electronic
   components (Distribution) ...................       1,240,000       3,947,360
ACORN COMPUTER*
   Supplier to the educational
   computer market (Computer
   Hardware/Peripherals) .......................         695,000       1,630,213
ADMIRAL
   Computer software and
   services (Computer and
   Business Services) ..........................         950,000       9,311,313
ANITE GROUP*
   Supplier of data communications
   and software products
   (Networking/Communications
   Infrastructure) .............................       1,950,000       1,404,865
ASTEC
   Designer and manufacturer
   of power conversion products
   and electronic components
   (Computer Hardware/
   Peripherals) ................................       3,650,000       7,766,548
AZLAN
   Networking equipment
   distributor (Distribution) ..................         857,900         934,290

AZLAN (RIGHTS)*
   Networking equipment
   distributor (Distribution) ..................       1,715,800         689,937

BTG
   Technology transfer
   company assisting in the
   commercialization of
   technological inventions
   (Computer and
   Business Services) ..........................         585,000       6,674,741

CODA GROUP
   Developer of financial
   accounting software
   (Computer Software) .........................         370,000       1,087,953

COLT TELECOMMUNICATIONS*
   Telecommunications
   services provider
   (Telecommunications) ........................         598,800       5,131,672

CRT GROUP
   Provider of training and
   recruitment services;
   publisher of multimedia
   products (Computer and
   Business Services) ..........................         900,000       4,855,454

EIDOS*
   Developer of entertainment
   software (Computer Software) ................         242,000       2,838,212

FILTRONIC COMTEK
   Designer and manufacturer
   of sophisticated devices for
   mobile telecommunications
   systems (Networking/
   Communications Infrastructure) ..............         175,000       1,385,388

FREEPAGES GROUP
   Provider of classified
   information by telephone
   and the Internet
   (Telecommunications) ........................       4,000,000       2,412,648

GENERAL ELECTRIC
   Supplier of diversified
   electronics (Electronics) ...................       1,250,000       7,947,916

---------------
See footnotes on page 59.

-----
56

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED KINGDOM (CONTINUED)
ILION GROUP++
   Networking equipment
   distributor (Distribution) ..................       1,616,914     $ 7,368,639
LINX PRINTING TECHNOLOGY++
   Manufacturer of specialized
   printers (Miscellaneous) ....................         570,000       1,456,385
LOGICA
   Supplier of computer
   services (Computer and
   Business Services) ..........................         611,542       8,657,938
MISYS
   Provider of computer services
   and software and hardware
   solutions (Computer Software) ...............         231,428       5,825,884
PREMIER FARNELL
   Distributor of electronic
   components (Distribution) ...................         350,000       2,720,931
PSION
   Manufacturer of hand-held
   computers (Computer
   Hardware/Peripherals) .......................         490,500       3,677,592
SHIRE PHARMACEUTICALS*
   Biotechnology company
   specializing in metabolic bone
   and Alzheimer's diseases
   (Medical Products and
   Technology) .................................         611,551       2,664,020
VODAFONE
   Cellular services operator
   (Telecommunications) ........................       1,200,000       6,589,545
                                                                     -----------
                                                                      96,979,444
                                                                     -----------
UNITED STATES  56.52%
3COM*
   Supplier of adapter cards,
   hubs, and routers for local
   area computer networks
   (Networking/Communications
   Infrastructure) .............................         200,000       8,293,750
3DO*
   Developer of video game
   software and game platforms
   (Computer Software) .........................         750,000       2,578,125
ACTIVISION*
   Developer of entertainment
   software (Computer Software) ................         300,000       4,350,000
ADAPTEC*
   Manufacturer of computer
   input-output systems
   (Electronics) ...............................         225,000      10,919,531
ADFLEX SOLUTIONS*
   Flexible circuit boards
   (Electronics) ...............................         175,100       3,917,863
AMERICAN POWER CONVERSION*
   Manufacturer of constant-power
   supply products (Computer
   Hardware/Peripherals) .......................         500,000      13,531,250
APPLIED MATERIALS*
   Manufacturer of semiconductor
   fabrication equipment
   (Electronics Capital Equipment) .............         230,000       7,669,063
ASPECT TELECOMMUNICATIONS*
   Developer and manufacturer of
   automated call distribution
   equipment (Networking/
   Communications Infrastructure) ..............         200,000       4,750,000
BMC SOFTWARE*
   Developer of mainframe
   and Unix utility software
   (Computer Software) .........................         200,000      12,050,000
CADENCE DESIGN SYSTEM*
   Electronic design automation
   software (Computer Software) ................         200,000      10,650,000
CIDCO*
   Manufacturer of telephone
   caller identification systems
   (Networking/Communications
   Infrastructure) .............................         200,000       3,737,500
CISCO SYSTEMS*
   Manufacturer of computer
   network routers and switches
   (Networking/Communications
   infrastructure) .............................         150,000      12,304,688
CMP MEDIA (CLASS A)*
   Publisher of technology
   industry trade magazines (Media) ............         700,000      12,906,250
COGNEX*
   Manufacturer of machine
   vision systems (Electronics) ................         350,000       9,307,813
CREATIVE TECHNOLOGY*
   Producer of PC audio
   products (Computer
   Hardware/Peripherals) .......................         800,000      20,350,000

---------------
See footnotes on page 59.

                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test equipment
   (Electronics Capital Equipment) .............         350,000     $10,303,125
ELECTRO SCIENTIFIC INDUSTRIES*
   Manufacturer of memory circuit
   repair systems (Electronics
   Capital Equipment) ..........................         200,000       9,650,000
ELECTRONICS FOR IMAGING*
   Peripherals for color
   copiers (Electronics) .......................         400,000      18,675,000
EMC*
   Manufacturer of enterprise
   storage devices (Computer
   Hardware/Peripherals) .......................         350,000      19,600,000
ETEC SYSTEMS*
   Photomask manufacturing
   systems (Electronics Capital
   Equipment) ..................................         200,000       8,962,500
FLEXTRONICS INTERNATIONAL*
   Contract manufacturer of
   electronic components
   (Electronics) ...............................         200,000       7,600,000
GARTNER GROUP (CLASS A)*
   Provider of information
   technology consulting and
   training services (Computer
   and Business Services) ......................         300,000       8,456,250
GASONICS INTERNATIONAL*
   Developer and supplier
   of photoresist removal
   equipment (Electronics) .....................         485,000       7,547,812
GENRAD*
   Manufacturer and seller of
   computer-controlled test and
   development equipment
   (Electronics) ...............................         100,000       2,950,000
HADCO*
   Manufacturer of complex
   printed circuit boards
   (Electronics) ...............................         100,000       5,537,500
IN FOCUS SYSTEMS*
   Manufacturer of portable
   projection systems (Computer
   Hardware/Peripherals) .......................         300,000       9,862,500
INTERNATIONAL RECTIFIER*
   Designer and manufacturer of
   power semiconductors
   (Semiconductors) ............................         300,000       4,106,250
UNITED STATES (CONTINUED)
KLA-TENCOR*
   Manufacturer of wafer
   and metrology equipment
   (Electronics Capital
   Equipment) ..................................         300,000      13,153,125
KULICKE & SOFFA INDUSTRIES*
   Manufacturer of semiconductor
   packaging equipment
   (Electronics) ...............................         700,000      17,937,500
LATTICE SEMICONDUCTOR*
   Designer and manufacturer of
   programmable logic devices
   (Semiconductors) ............................         200,000       9,981,250
LEXMARK INTERNATIONAL GROUP
(CLASS A)*
   Manufacturer of laser and
   inkjet printers and cartridges
   (Computer Hardware/
   Peripherals) ................................         475,000      14,517,187
MAXIM INTEGRATED PRODUCTS*
   Manufacturer of linear and
   mixed-signal integrated
   circuits (Semiconductors) ...................         250,000      16,554,687
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers
   (Semiconductors) ............................         364,600      14,470,063
NETWORK APPLIANCES*
   Designer, manufacturer,
   and marketer of network
   data storage devices
   (Networking/Communications
   Infrastructure) .............................          80,000       4,000,000
NETWORK GENERAL*
   Local area network
   management software
   (Computer Software) .........................         495,000       9,992,812
NOVELLUS SYSTEMS*
   Designer and manufacturer of
   chemical vapor deposition
   equipment (Electronics
   Capital Equipment) ..........................         400,000      17,775,000
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software
   (Computer Software) .........................         400,000      17,625,000
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Semiconductors) ............................         300,000       7,893,750
---------------
See footnotes on page 59.

-----
58

================================================================================
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
READ-RITE*
   Manufacturer of recording heads
   for disk drives (Computer
   Hardware/Peripherals) .......................         600,000     $11,943,750
STORAGE TECHNOLOGY*
   Designer and manufacturer of
   tape- and disk-based
   data storage equipment
   (Computer Hardware/Peripherals) .............         350,000      20,540,625
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical design
   software (Computer Software) ................         650,000      12,390,625
SYNOPSYS*
   Developer of integrated circuit
   design software (Computer
   Software) ...................................         300,000      11,662,500
TELEGROUP
   Alternative provider of
   international telecommunications
   services (Telecommunications) ...............         197,200       2,156,875
TERADYNE*
   Manufacturer of semiconductor
   test equipment (Electronics
   Capital Equipment) ..........................         400,000      14,975,000
VEECO INSTRUMENTS++
   Ion beam etching and surface
   measurement systems
   (Electronics Capital Equipment) .............         200,000       7,925,000
VESTCOM INTERNATIONAL
   Provider of computer output and
   document management
   services (Computer and
   Business Services) ..........................         300,000       5,418,750
VIEWLOGIC SYSTEMS*
   Developer of electronic
   design automation software
   (Computer Software) .........................         400,000       9,750,000
                                                                     -----------
                                                                     491,230,269
                                                                     -----------
TOTAL INVESTMENTS  96.88%
(Cost $742,710,990) ............................                     842,104,397

OTHER ASSETS
LESS LIABILITIES 3.12% .........................                      27,080,674
                                                                    ------------

NET ASSETS  100.00% ............................                    $869,185,071
                                                                    ============

----------

 * Non-income producing security.

 + Rule 144A security.

++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte &
Touche LLP.
See Notes to Financial Statements.


                                                                           -----

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES                            October 31, 1997



                                                             EMERGING             GLOBAL              GLOBAL
                                                              MARKETS             GROWTH              SMALLER             GLOBAL
                                         INTERNATIONAL        GROWTH           OPPORTUNITIES         COMPANIES          TECHNOLOGY
                                             FUND               FUND               FUND                FUND                FUND
                                         -------------     ------------      ---------------      -------------       -------------
ASSETS:
Investments, at value (see
 portfolios of investments):
   Common stocks* ..................     $ 90,160,296      $  85,994,878      $ 185,548,282      $ 1,028,429,762      $ 842,104,397
   Preferred stocks ................             --                 --                 --              6,920,703               --
                                         ------------      -------------      -------------      ---------------      -------------
Total investments ..................       90,160,296         85,994,878        185,548,282        1,035,350,465        842,104,397
Cash ...............................        1,554,950         14,791,110          7,390,541           21,883,789         35,847,573
Receivable for
 securities sold ...................        1,341,635          4,481,690          4,886,287            3,815,689          2,102,550
Receivable for
 Capital Stock sold ................          720,842          1,308,258            533,256            4,933,899          4,243,109
Receivable for
 dividends and interest ............          325,097              4,852            324,080            2,742,496            456,477
Unrealized appreciation
 on forward
 currency contracts ................          143,198               --              198,152              737,580             10,386
Expenses prepaid
 to shareholder
 service agent .....................           50,154             89,923            106,013              594,399            550,335
Other ..............................            8,360              8,716             11,860               30,322             16,419
                                         ------------      -------------      -------------      ---------------      -------------
TOTAL ASSETS .......................       94,304,532        106,679,427        198,998,471        1,070,088,639        885,331,246
                                         ------------      -------------      -------------      ---------------      -------------
LIABILITIES:
Payable for
 securities purchased ..............          404,935          1,519,648          5,159,626           11,319,025         11,539,519
Payable for Capital
 Stock repurchased .................          206,179            685,121            697,143            3,861,731          2,965,367
Unrealized depreciation
 on forward
 currency contracts ................           12,292              5,095             77,181              162,883                604
Accrued expenses,
 taxes, and other ..................          247,093            330,720            393,278            2,123,306          1,640,685
                                         ------------      -------------      -------------      ---------------      -------------
TOTAL LIABILITIES ..................          870,499          2,540,584          6,327,228           17,466,945         16,146,175
                                         ------------      -------------      -------------      ---------------      -------------
NET ASSETS .........................     $ 93,434,033      $ 104,138,843      $ 192,671,243      $ 1,052,621,694      $ 869,185,071
                                         ============      =============      =============      ===============      =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A .........................     $      2,572      $       6,002      $      11,847      $        27,801      $      38,526
   Class B .........................              367              3,966              2,131               16,468              3,600
   Class D .........................            2,368              4,302              7,093               24,624             15,805
Additional
 paid-in capital ...................       79,537,136        107,971,639        155,546,926          955,660,047        639,534,986
Accumulated net
 investment loss ...................          (11,851)            (1,128)            (2,528)              (9,902)            (6,536)
Undistributed/accumulated
 net realized gain
 (loss) on investments .............        4,297,539         (3,622,200)         7,209,733           36,840,429        130,196,451
Net unrealized
 appreciation of
 investments .......................       10,288,435          2,039,703         33,877,264           81,741,299        107,030,541
Net unrealized
 depreciation on
 translation of
 assets and liabilities
 denominated in foreign
 currencies and
 forward currency
 contracts .........................         (682,533)        (2,263,441)        (3,981,223)         (21,679,072)        (7,628,302)
                                         ------------      -------------      -------------      ---------------      -------------
NET ASSETS .........................     $ 93,434,033      $ 104,138,843      $ 192,671,243      $ 1,052,621,694      $ 869,185,071
                                         ============      =============      =============      ===============      =============
NET ASSETS:
   Class A .........................     $ 46,107,207      $  44,061,005      $ 109,059,872      $   434,397,158      $ 583,256,963
   Class B .........................     $  6,350,018      $  28,819,063      $  19,310,861      $   247,599,456      $  53,046,347
   Class D .........................     $ 40,976,808      $  31,258,775      $  64,300,510      $   370,625,080      $ 232,881,761
SHARES OF CAPITAL
 STOCK OUTSTANDING:
   Class A .........................        2,572,397          6,001,798         11,847,437           27,801,385         38,526,473
   Class B .........................          366,981          3,966,125          2,130,485           16,467,994          3,600,055
   Class D .........................        2,367,991          4,301,925          7,093,440           24,624,081         15,804,927
NET ASSET VALUE
 PER SHARE:
CLASS A ............................           $17.92              $7.34              $9.20               $15.62             $15.14
CLASS B ............................           $17.30              $7.27              $9.06               $15.04             $14.73
CLASS D ............................           $17.30              $7.27              $9.06               $15.05             $14.73


----------

* Includes affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities) with cost of $33,161,555 and $18,766,668, and value of $41,889,165 and $16,750,024, respectively, for the Global Smaller Companies Fund and the Global Technology Fund.

See Notes to Financial Statements.

-----
60

================================================================================
STATEMENTS OF OPERATIONS



                                                             EMERGING          GLOBAL            GLOBAL
                                                              MARKETS          GROWTH            SMALLER            GLOBAL
                                         INTERNATIONAL        GROWTH        OPPORTUNITIES       COMPANIES         TECHNOLOGY
                                             FUND               FUND            FUND              FUND               FUND
                                         -------------     ------------   ---------------     -------------     -------------
INVESTMENT INCOME:
Dividends* .........................     $  1,434,361      $ 1,103,505      $  1,837,111      $ 14,523,587      $   2,806,192
Interest ...........................          104,229          417,283           262,461         1,605,052          2,035,983
                                         ------------      -----------      ------------      ------------      -------------
TOTAL INVESTMENT INCOME** ..........        1,538,590        1,520,788         2,099,572        16,128,639          4,842,175
                                         ------------      -----------      ------------      ------------      -------------
EXPENSES:
Management fees ....................          993,229        1,110,307         1,903,374         9,494,033          8,488,410
Distribution and service fees ......          601,623          590,104         1,045,286         6,396,967          4,126,955
Shareholder account services .......          223,102          270,481           473,913         2,610,379          2,355,588
Custody and related services .......          141,092          142,960           139,586           694,600            441,993
Registration .......................           71,477          142,330            89,436           372,146            228,705
Shareholder reports
 and communications ................           71,016           75,730            88,324           342,336            404,769
Auditing and legal fees ............           53,973           57,973            53,973            53,973             53,972
Directors' fees and expenses .......            8,653            8,194             9,537            17,174             15,253
Miscellaneous ......................            9,147            4,933             8,556            31,392             41,174
                                         ------------      -----------      ------------      ------------      -------------
TOTAL EXPENSES .....................        2,173,312        2,403,012         3,811,985        20,013,000         16,156,819
                                         ------------      -----------      ------------      ------------      -------------
NET INVESTMENT LOSS ................         (634,722)        (882,224)       (1,712,413)       (3,884,361)       (11,314,644)
                                         ------------      -----------      ------------      ------------      -------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss)
 on investments*** .................       12,612,987         (148,704)       14,475,563        48,603,936        160,468,225
Net realized loss from
 foreign currency
 transactions*** ...................       (6,357,450)      (2,880,868)       (5,288,647)       (7,015,314)        (2,395,338)
Net change in unrealized
 appreciation/depreciation
of investments .....................        1,745,746        2,540,710        16,851,124        49,634,066         83,247,639
Net change in unrealized
 depreciation on translation
 of assets and liabilities
 denominated in foreign
 currencies and forward
 currency contracts ................        1,928,031       (1,858,237)       (1,171,623)      (18,276,737)        (1,868,340)
                                         ------------      -----------      ------------      ------------      -------------
NET GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS .............        9,929,314       (2,347,099)       24,866,417        72,945,951        239,452,186
                                         ------------      -----------      ------------      ------------      -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS ....................     $  9,294,592      $(3,229,323)     $ 23,154,004      $ 69,061,590      $ 228,137,542
                                         ============      ===========      ============      ============      =============


----------
  *  Includes dividend income
     from affiliated
     issuers as follows: ...........             --               --                --          $  288,652        $   150,923
 **  Net of foreign taxes
     withheld as follows: ..........         $165,480          $82,248          $197,366         2,104,238            525,966
*** Includes net realized gain
    (including effect of foreign
    currency transactions) from
    affiliated issuers as follows: .             --               --                --             393,071         29,759,731

    See Notes to Financial Statements

                                                                           -----
                                                                              61

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                            INTERNATIONAL                   EMERGING MARKETS                   GLOBAL GROWTH
                                                FUND                           GROWTH FUND                  OPPORTUNITIES FUND
                                    ----------------------------       ----------------------------      ---------------------------
                                       YEAR ENDED OCTOBER 31,             YEAR           5/28/96*          YEAR             11/1/95*
                                    ____________________________          ENDED             TO             ENDED               TO
                                      1997                 1996         10/31/97         10/31/96        10/31/97           10/31/96
                                   ----------           ----------     -----------      -----------     -----------        ---------
OPERATIONS:
Net investment loss ...........   $    (634,722)   $     (58,354)   $    (882,224)   $   (165,128)   $  (1,712,413)   $    (985,123)
Net realized gain
 (loss) on investments ........      12,612,987        3,110,034         (148,704)       (904,503)      14,475,563         (572,959)
Net realized gain
 (loss) from foreign
currency transactions .........      (6,357,450)       2,141,677       (2,880,868)        (48,331)      (5,288,647)         280,999
Net change in unrealized
 appreciation/depreciation
 of investments ...............       1,745,746        6,001,037        2,540,710        (501,007)      16,851,124       17,026,140
Net change in
 unrealized
 appreciation/depreciation
 on translation of assets and
 liabilities denominated in
 foreign currencies and
 forward currency contracts ...       1,928,031       (4,614,858)      (1,858,237)       (405,204)      (1,171,623)      (2,809,600)
                                  -------------    -------------    -------------    ------------    -------------    -------------
INCREASE (DECREASE)
 IN NET ASSETS
 FROM OPERATIONS ..............       9,294,592        6,579,536       (3,229,323)     (2,024,173)      23,154,004       12,939,457
                                  -------------    -------------    -------------    ------------    -------------    -------------

DISTRIBUTIONS
 TO SHAREHOLDERS:
Net realized gain
 on investments:
   Class A ....................      (2,600,409)      (2,689,619)            --              --               --               --
   Class B ....................        (155,283)            --               --              --               --               --
   Class D ....................      (2,512,690)      (1,872,543)            --              --               --               --
                                  -------------    -------------    -------------    ------------    -------------    -------------
DECREASE IN NET
 ASSETS FROM
 DISTRIBUTIONS ................      (5,268,382)      (4,562,162)            --              --               --               --
                                  -------------    -------------    -------------    ------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:**
Net proceeds from
 sale of shares:
   Class A ....................       8,433,918       12,139,764       24,772,191      19,208,602       12,893,684      106,023,483
   Class B ....................       3,830,342        2,847,268       21,632,060      11,237,933        9,863,991        9,447,410
   Class D ....................       7,260,659       18,419,176       16,452,673      12,152,846       11,847,943       48,762,322
Exchanged from
 associated Funds:
   Class A ....................      42,509,534       18,336,472       32,454,783       3,554,578        4,188,658       13,737,482
   Class B ....................         546,088           52,151        3,193,456          20,098        1,014,306          147,370
   Class D ....................      17,279,201        6,116,903       18,323,632       2,931,518        5,672,140        8,540,034
Shares issued in
 payment of gain
 distributions:
   Class A ....................       1,907,643        1,773,043             --              --               --               --
   Class B ....................         145,807             --               --              --               --               --
   Class D ....................       2,266,472        1,649,485             --              --               --               --
                                  -------------    -------------    -------------    ------------    -------------    -------------
Total .........................      84,179,664       61,334,262      116,828,795      49,105,575       45,480,722      186,658,101
                                  -------------    -------------    -------------    ------------    -------------    -------------
Cost of
 shares repurchased:
   Class A ....................     (16,889,634)     (15,705,367)     (12,525,580)       (997,418)     (24,937,167)     (15,204,795)
   Class B ....................        (285,808)          (5,615)      (2,633,033)       (133,610)      (1,352,960)         (34,193)
   Class D ....................     (13,972,244)      (4,688,461)      (4,107,703)       (404,805)      (8,496,389)      (3,136,356)
Exchanged into
 associated Funds:
   Class A ....................     (43,254,302)     (15,800,882)     (19,719,002)       (993,426)      (5,055,701)      (7,098,155)
   Class B ....................        (811,812)          (1,437)      (2,336,033)        (96,640)        (980,251)        (169,376)
   Class D ....................     (21,316,046)      (5,428,114)     (12,208,736)       (386,045)      (5,447,579)      (3,648,119)
                                  -------------    -------------    -------------    ------------    -------------    -------------
Total .........................     (96,529,846)     (41,629,876)     (53,530,087)     (3,011,944)     (46,270,047)     (29,290,994)
                                  -------------    -------------    -------------    ------------    -------------    -------------
INCREASE (DECREASE)
   IN NET ASSETS FROM
   CAPITAL SHARE
   TRANSACTIONS ...............     (12,350,182)      19,704,386       63,298,708      46,093,631         (789,325)     157,367,107
                                  -------------    -------------    -------------    ------------    -------------    -------------
INCREASE (DECREASE)
 IN NET ASSETS ................      (8,323,972)      21,721,760       60,069,385      44,069,458       22,364,679      170,306,564

NET ASSETS:
Beginning of period ...........     101,758,005       80,036,245       44,069,458            --        170,306,564             --
                                  -------------    -------------    -------------    ------------    -------------    -------------
END OF PERIOD .................   $  93,434,033    $ 101,758,005    $ 104,138,843    $ 44,069,458    $ 192,671,243    $ 170,306,564
                                  =============    =============    =============    ============    =============    =============


----------
See footnotes on page 63.

-----
62

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS


                                                                       GLOBAL SMALLER                      GLOBAL TECHNOLOGY
                                                                       COMPANIES FUND                            FUND
                                                               -------------------------------       -----------------------------
                                                                   YEAR ENDED OCTOBER 31,                 YEAR ENDED OCTOBER 31,
                                                               -------------------------------       -----------------------------
                                                                    1997               1996               1997             1996
                                                               --------------      -----------       ------------      ------------
OPERATIONS:
Net investment loss .......................................   $    (3,884,361)   $  (1,521,537)      $ (11,314,644)   $  (6,732,322)
Net realized gain (loss) on investments ...................        48,603,936       36,490,841         160,468,225      (19,588,016)
Net realized gain (loss) from foreign
currency transactions .....................................        (7,015,314)       1,559,761          (2,395,338)       5,689,533
Net change in unrealized appreciation/depreciation
of investments ............................................        49,634,066       14,883,512          83,247,639      (26,884,293)
Net change in unrealized appreciation/depreciation
on translation of assets and liabilities denominated in
foreign currencies and forward currency contracts .........       (18,276,737)      (6,531,471)         (1,868,340)      (2,377,802)
                                                              ---------------    -------------       -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........        69,061,590       44,881,106         228,137,542      (49,892,900)
                                                              ---------------    -------------       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income-- Class A ...........................              --               --                  --           (734,205)
Net realized gain on investments:
   Class A ................................................       (16,938,227)      (7,753,041)               --        (29,793,277)
   Class B ................................................        (5,226,787)            --                  --               --
   Class D ................................................       (14,328,867)      (6,615,915)               --        (10,861,462)
                                                              ---------------    -------------       -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .................       (36,493,881)     (14,368,956)               --        (41,388,944)
                                                              ---------------    -------------       -------------    -------------

CAPITAL SHARE TRANSACTIONS:**
Net proceeds from sale of shares:
   Class A ................................................       161,210,830      216,788,438          53,544,965      202,973,417
   Class B ................................................       160,923,469      105,243,040          30,651,040       19,512,733
   Class D ................................................       129,977,455      177,428,825          27,634,257       93,281,519
Shares issued in payment of dividends-- Class A ...........              --               --                  --            530,711
Exchanged from associated Funds:
   Class A ................................................        38,707,367       71,523,117         131,077,214       49,024,078
   Class B ................................................         8,353,794          576,794           7,378,122          119,863
   Class D ................................................        22,459,122       32,459,050          31,456,056       36,228,561
Shares issued in payment of gain distributions:
   Class A ................................................        15,752,220        7,033,698                --         27,593,949
   Class B ................................................         4,800,702             --                  --               --
   Class D ................................................        13,378,106        6,106,235                --         10,345,726
                                                              ---------------    -------------       -------------    -------------
Total .....................................................       555,563,065      617,159,197         281,741,654      439,610,557
                                                              ---------------    -------------       -------------    -------------
Cost of shares repurchased:
   Class A ................................................      (100,080,081)     (30,945,950)       (119,817,104)     (88,142,523)
   Class B ................................................       (19,743,793)        (900,770)         (4,478,196)        (232,986)
   Class D ................................................       (61,956,065)     (17,014,912)        (46,935,136)     (27,805,782)
Exchanged into associated Funds:
   Class A ................................................       (46,909,181)     (34,854,479)       (141,838,011)     (74,146,717)
   Class B ................................................       (17,273,307)        (326,119)         (6,449,635)        (142,667)
   Class D ................................................       (29,350,663)     (11,852,034)        (37,285,917)     (51,102,325)
                                                              ---------------    -------------       -------------    -------------
Total .....................................................      (275,313,090)     (95,894,264)       (356,803,999)    (241,573,000)
                                                              ---------------    -------------       -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS ................................       280,249,975      521,264,933         (75,062,345)     198,037,557
                                                              ---------------    -------------       -------------    -------------
INCREASE IN NET ASSETS ....................................       312,817,684      551,777,083         153,075,197      106,755,713

NET ASSETS:
Beginning of year .........................................       739,804,010      188,026,927         716,109,874      609,354,161
                                                              ---------------    -------------       -------------    -------------
END OF YEAR ...............................................   $ 1,052,621,694    $ 739,804,010       $ 869,185,071    $ 716,109,874
                                                              ===============    =============       =============    =============


----------
 * Commencement of operations.
** The Fund began offering Class B shares on April 22, 1996, for the then existing Series.
See Notes to Financial Statements.

                                                                          ------
                                                                              63

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). The Global Growth Opportunities Fund and the Emerging Markets Growth Fund had no operations prior to their commencements on November 1, 1995, and May 28, 1996, respectively, other than those relating to organizational matters. Each Series of the Fund offers three classes of shares. All shares existing prior to the commencement of Class D shares (May 3, 1993, in the case of the Global Smaller Companies Fund, and September 21, 1993, in the case of the International Fund) were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996, for the then existing Series.

    Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities in which there were no transactions, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

    (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

    (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

    The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

    Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

    The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund


------
64

================================================================================
NOTES TO FINANCIAL STATEMENTS

separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 1997, distribution and service fees were the only class-specific expenses.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES-- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October, 31, 1997, were as follows:


     SERIES                                 PURCHASES             SALES
----------------                            -----------         -----------
International Fund ..................      $ 79,865,255        $ 99,302,267
Emerging Markets
    Growth Fund .....................       112,355,044          64,788,036
Global Growth
    Opportunities Fund ..............       145,135,570         151,477,122
Global Smaller
    Companies Fund ..................       774,347,865         522,198,426
Global Technology Fund ..............       756,086,666         852,872,407

     At October 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                               TOTAL               TOTAL
                                            UNREALIZED          UNREALIZED
     SERIES                                APPRECIATION        DEPRECIATION
----------------                           ------------        ------------
International Fund ..................      $ 14,200,412       $   4,729,831
Emerging Markets
    Growth Fund .....................         9,004,036           9,321,675
Global Growth
    Opportunities Fund ..............        45,822,004          15,905,127
Global Smaller
    Companies Fund ..................       172,405,198         113,079,933
Global Technology Fund ..............       185,026,748          85,633,341

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs the Fund's global investments. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and Manager, is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of the Emerging Markets Growth Fund and 1.00% per annum of each of the

                                                                           -----

================================================================================
NOTES TO FINANCIAL STATEMENTS

other Series' average daily net assets, of which 1.15% and 0.90%, respectively, are paid to the Subadviser.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares, and an affiliate of the Manager, received concessions after commissions were paid to dealers for sale of Class A shares as follows:
                                            DISTRIBUTOR           DEALER
     SERIES                                 CONCESSIONS         COMMISSIONS
----------------                           ------------         -----------
International Fund ..................       $ 17,927             $ 134,739
Emerging Markets
    Growth Fund .....................         69,894               552,204
Global Growth
    Opportunities Fund ..............         44,965               358,779
Global Smaller
    Companies Fund ..................        400,220             3,231,906
Global Technology Fund ..............        210,590             1,713,143

     Each Series of the Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 1997, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $101,145, $88,081, $270,908, $997,468, and $1,450,470, respectively, or 0.20%, 0.23%, 0.24%, 0.24%, and 0.25%, respectively, per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser") which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

      SERIES                                        CLASS B            CLASS D
------------------                                ----------          ----------
International Fund ..................               $ 48,895           $ 451,583
Emerging Markets Growth Fund ........                229,582             272,441
Global Growth
    Opportunities Fund ..............                152,725             621,653
Global Smaller
    Companies Fund ..................              1,899,699           3,499,800
Global Technology Fund ..............                377,706           2,298,779

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class Ashares occurring within 18 months of purchase. For the year ended October 31, 1997, such charges were as follows:

     SERIES                                      AMOUNT
----------------                               ---------
International Fund .......................      $ 13,490
Emerging Markets Growth Fund .............        13,185
Global Growth Opportunities Fund .........        14,175
Global Smaller Companies Fund ............       172,825
Global Technology Fund ...................        52,154

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B shares distribution fees retained by the Distributor for the year ended October 31, 1997, were as follows:

     SERIES                                      AMOUNT
----------------                               ---------
International Fund .......................      $ 10,837
Emerging Markets Growth Fund .............        59,915
Global Growth Opportunities Fund .........        28,585
Global Smaller Companies Fund ............       446,351
Global Technology Fund ...................        86,256

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 1997, Seligman Services, Inc. received commissions from the sale of Fund shares and distribution and service fees, pursuant to the Plan, as follows:

                                                              DISTRIBUTION
     SERIES                             COMMISSIONS          AND SERVICE FEES
-----------------                       ------------         -----------------
International Fund .............           $ 1,009                 $18,553
Emerging Markets
    Growth Fund ................             7,957                   5,900
Global Growth
    Opportunities Fund .........             1,921                   6,876
Global Smaller
    Companies Fund .............            35,359                  45,222
Global Technology Fund .........            38,720                  86,328
-----
66

================================================================================
NOTES TO FINANCIAL STATEMENTS

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

    SERIES                                      AMOUNT
----------------                               ---------
International Fund                             $ 223,102
Emerging Markets Growth Fund                     270,481
Global Growth Opportunities Fund                 473,913
Global Smaller Companies Fund                  2,610,379
Global Technology Fund                         2,355,588

    Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in directors' fees and expenses, and the following accumulated balances thereof at October 31, 1997 are included in other liabilities:

     SERIES                                       AMOUNT
----------------                                --------
International Fund                               $11,851
Emerging Markets GrowthFund                        1,128
Global Growth Opportunities Fund                   2,528
Global Smaller Companies Fund                      9,902
Global Technology Fund                             6,536

5. COMMITTED LINE OF CREDIT -- The Fund has a $100 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. LOSS CARRYFORWARD -- In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At October 31, 1997, the Emerging Markets Growth Fund had a net capital loss carryforward for federal income tax purposes of $3,465,552, which is available for offset against future taxable capital gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which a Series' holdings represent 5% or more of the outstanding voting securities. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1997 is as follows:



                                                GROSS
                                               PURCHASES    GROSS SALES
                                 BEGINNING       AND           AND         ENDING        REALIZED        DIVIDEND       ENDING
AFFILIATE                         SHARES       ADDITIONS    REDUCTIONS     SHARES         GAIN           INCOME         VALUE
---------                         ------       ----------  -----------     ------       --------         -------     ---------

GLOBAL SMALLER
COMPANIES FUND
La Doria ...................       857,766    1,394,400            --     2,252,166     $        --      $163,926    $ 6,478,379
L'Europeenne
  d'Extincteurs ............       131,660       32,282        21,540       142,402         393,071         82,617      9,497,650
FactSet Research
   Systems .................            --      500,000            --       500,000              --           --       13,343,750
Prodega ....................         4,450        7,903            --        12,353              --        42,109      6,460,636
Simon Transportation
  Services .................            --      270,000            --       270,000              --            --      6,108,750
                                                                                        -----------     --------    -----------
                                                                                        $   393,071*    $288,652    $41,889,165
                                                                                        ===========     ========    ===========
GLOBAL TECHNOLOGY
FUND
Asyst Technologies .........       300,000      150,000       450,000           --      $14,740,041     $     --    $        --
Linx Printing
  Technology ...............       820,000           --       250,000      570,000          281,287       42,459      1,456,385
IlionGroup .................     1,669,914           --        53,000    1,616,914           54,767      108,464      7,368,639
Veeco Instruments ..........       400,000      400,000       600,000      200,000       14,683,636           --      7,925,000
                                                                                        -----------     --------    -----------
                                                                                        $29,759,731*    $150,923    $16,750,024
                                                                                        ===========     ========    ===========



----------
* Includes net realized gain (loss) from foreign currency transactions of $(141,739) and $20,294, for the Global Smaller Companies Fund and the Global Technology Fund, respectively.


                                                                           -----
                                                                              67

================================================================================
NOTES TO FINANCIAL STATEMENTS

8. CAPITAL STOCK SHARE TRANSACTIONS -- The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. As of October 31, 1997, the Board of Directors had classified 400,000,000 shares for the International Fund, 100,000,000 shares for the Emerging Markets Growth Fund, and 500,000,000 shares each for the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund, all at a par value of $.001 per share.

                                    INTERNATIONAL                     EMERGING MARKETS                      GLOBAL GROWTH
                                        FUND                             GROWTH FUND                     OPPORTUNITIES FUND
                             --------------------------          --------------------------          --------------------------
                                                                   YEAR             5/28/96*           YEAR             11/1/95*
                               YEAR ENDED OCTOBER 31,              ENDED              TO               ENDED              TO
                             --------------------------
                               1997              1996            10/31/97          10/31/96          10/31/97          10/31/96
                           ------------      ------------       ----------        ----------        ----------        ----------
Sale of shares:
   Class A                      469,762           707,786         2,993,423         2,715,379         1,449,286        14,315,714
   Class B                      219,118           167,160         2,612,415         1,589,508         1,123,386         1,161,258
   Class D                      418,939         1,095,491         2,012,007         1,719,727         1,356,808         6,425,478
Exchanged from
 associated Funds:
   Class A                    2,324,501         1,076,633         4,057,896           501,328           476,273         1,797,362
   Class B                       30,506             3,104           391,346             2,904           110,609            18,033
   Class D                      987,349           365,666         2,226,146           415,187           649,300         1,108,493
Shares issued
 in payment
 of gain
 distributions:
   Class A                      112,811           106,939                --                --                --                --
   Class B                        8,858                --                --                --                --                --
   Class D                      137,696           101,382                --                --                --                --
                              ---------         ---------         ---------         ---------         ---------         ---------
Total                         4,709,540         3,624,161        14,293,233         6,944,033         5,165,662        24,826,338
                              ---------         ---------         ---------         ---------         ---------         ---------
Shares repurchased:
   Class A                     (966,373)         (918,125)       (1,498,674)         (143,005)       (2,814,964)       (1,897,331)
   Class B                      (15,472)             (327)         (312,134)          (19,141)         (147,394)           (4,203)
   Class D                     (822,399)         (278,839)         (502,678)          (58,321)         (965,125)         (393,805)
Exchanged into
 associated Funds:
   Class A                   (2,337,951)         (922,041)       (2,482,147)         (142,402)         (568,846)         (910,057)
   Class B                      (45,879)              (87)         (284,989)          (13,784)         (110,456)          (20,748)
   Class D                   (1,216,560)         (323,609)       (1,454,997)          (55,146)         (626,078)         (461,631)
                              ---------         ---------         ---------         ---------         ---------         ---------
Total                        (5,404,634)       (2,443,028)       (6,535,619)         (431,799)       (5,232,863)       (3,687,775)
                              ---------         ---------         ---------         ---------         ---------         ---------
Increase
 (decrease) in shares          (695,094)        1,181,133         7,757,614         6,512,234           (67,201)       21,138,563
                              =========         =========         =========         =========         =========         =========


                                                          GLOBAL SMALLER                     GLOBAL TECHNOLOGY
                                                          COMPANIES FUND                           FUND
                                                    --------------------------          --------------------------
                                                      YEAR ENDED OCTOBER 31,               YEAR ENDED OCTOBER 31,
                                                    --------------------------          --------------------------
                                                      1997              1996              1997              1996
                                                   ----------        ----------        ----------        ----------
Sale of shares:
   Class A                                          10,709,397        14,815,923         3,700,869        17,384,851
   Class B                                          11,006,362         7,109,733         2,147,619         1,722,202
   Class D                                           8,914,612        12,391,966         1,953,820         8,129,479
Shares issued in payment
of dividends-- Class A                                      --                --                --            46,553
Exchanged from
 associated Funds:
   Class A                                           2,567,331         4,872,301         9,603,055         4,299,624
   Class B                                             578,628            38,810           599,186            10,746
   Class D                                           1,545,821         2,260,491         2,118,807         3,216,569
Shares issued
 in payment of
 gain distributions:
   Class A                                           1,069,396           543,143                --         2,420,521
   Class B                                             335,948                --                --                --
   Class D                                             936,187           481,944                --           918,803
                                                     ---------         ---------         ---------         ---------
Total                                               37,663,682        42,514,311        20,123,356        38,149,348
                                                     ---------         ---------         ---------         ---------
Shares repurchased:
   Class A                                          (6,615,043)       (2,088,149)       (8,669,868)       (7,730,984)
   Class B                                          (1,358,539)          (60,958)         (325,415)          (21,522)
   Class D                                          (4,192,374)       (1,186,520)       (3,500,176)       (2,466,759)
Exchanged into
 associated Funds:
   Class A                                          (3,071,754)       (2,373,469)      (10,296,821)       (6,549,438)
   Class B                                          (1,159,574)          (22,416)         (519,418)          (13,343)
   Class D                                          (1,979,913)         (822,351)       (2,561,251)       (4,547,765)
                                                     ---------         ---------         ---------         ---------
Total                                              (18,377,197)       (6,553,863)      (25,872,949)      (21,329,811)
                                                     ---------         ---------         ---------         ---------
Increase
 (decrease) in shares                               19,286,485        35,960,448        (5,749,593)       16,819,537
                                                    ==========        ==========        ==========        ==========

----------------
* Commencement of operations.

------
68

================================================================================
NOTES TO FINANCIAL STATEMENTS


9. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS-- At October 31, 1997, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                                        UNREALIZED
                                                    FOREIGN         IN EXCHANGE      SETTLEMENT                        APPRECIATION
 CONTRACT                                          CURRENCY            FOR              DATE          VALUE US $      (DEPRECIATION)
-----------                                      -------------     -------------    -------------   -------------      -------------
INTERNATIONAL FUND
Purchases:
German deutschemarks .........................       166,181           96,757          11/03/97           96,172       $    (585)
Swedish kronor ...............................       480,790           64,246          11/03/97           64,054            (192)
Hong Kong dollars ............................       932,460          120,000          11/21/97          120,300             300
                                                                                                                       ---------
                                                                                                                            (477)
                                                                                                                       ---------
Sales:
Netherland guilders ..........................       382,720          197,584          11/03/97          196,418           1,166
Swiss francs .................................       706,505          504,574          11/03/97          502,725           1,849
Australian dollars ...........................       174,218          122,162          11/05/97          122,240             (78)
Japanese yen .................................    25,705,417          213,660          11/05/97          213,731             (71)
Japanese yen .................................   944,000,000        8,000,000          11/20/97        7,860,117         139,883
Hong Kong dollars ............................     4,583,740          580,000          11/21/97          591,366         (11,366)
                                                                                                                       ---------
                                                                                                                         131,383
                                                                                                                       ---------
                                                                                                                       $ 130,906
                                                                                                                       =========
EMERGING MARKETS GROWTH FUND
Sales:
Hong Kong dollars ............................     2,054,780          260,000          11/21/97          265,095       $  (5,095)
                                                                                                                       =========

GLOBAL GROWTH OPPORTUNITIES FUND
Purchases:
Singapore dollars ............................     1,115,458          708,227          11/03/97          708,002       $    (225)
Netherland guilders ..........................     1,197,587          615,789          11/04/97          614,620          (1,169)
Swiss francs .................................     1,109,521          791,723          11/04/97          789,498          (2,225)
Japanese yen ................................. 1,180,000,000        9,868,036          11/20/97        9,825,146         (42,890)
Hong Kong dollars ............................     4,446,855          569,964          11/21/97          573,706           3,742
                                                                                                                       ---------
                                                                                                                         (42,767)
                                                                                                                       ---------
Sales:
Japanese yen .................................   178,156,208        1,480,809          11/04/97        1,481,302            (493)
Japanese yen ................................. 1,180,000,000       10,000,000          11/20/97        9,825,146         174,854
Hong Kong dollars ............................    12,170,620        1,540,000          11/21/97        1,570,179         (30,179)
Japanese yen ................................. 1,199,350,000       10,000,000          11/21/97        9,980,444          19,556
                                                                                                                       ---------
                                                                                                                         163,738
                                                                                                                       ---------
                                                                                                                       $ 120,971
                                                                                                                       =========

GLOBAL SMALLER COMPANIES FUND
Purchases:
German deutschemarks .........................     2,099,320        1,222,312          11/03/97        1,214,920       $  (7,392)
Swiss francs .................................       732,782          523,341          11/03/97          521,423          (1,918)
French francs ................................       588,808          101,870          11/04/97          101,739            (131)
British pounds ...............................       262,780          439,710          11/05/97          440,275             565
Hong Kong dollars ............................     7,770,500        1,000,000          11/21/97        1,002,503           2,503
                                                                                                                       ---------
                                                                                                                          (6,373)
                                                                                                                       ---------
Sales:
S. Korean wons ...............................   696,832,112          721,657          11/03/97          721,657            --
Swedish kronor ...............................       307,299           41,064          11/03/97           40,940             124
Malaysia ringgits ............................       333,649           97,644          11/04/97           99,315          (1,671)
Singapore dollars ............................     2,202,084        1,395,048          11/04/97        1,397,705          (2,657)
Japanese yen .................................    63,088,294          524,381          11/05/97          524,556            (175)
Japanese yen ................................. 4,956,000,000       42,000,000          11/20/97       41,265,612         734,388
Hong Kong dollars ............................    60,062,800        7,600,000          11/21/97        7,748,939        (148,939)
                                                                                                                       ---------
                                                                                                                         581,070
                                                                                                                       ---------
                                                                                                                       $ 574,697
                                                                                                                       =========
GLOBAL TECHNOLOGY FUND
Purchases:
French francs ................................       131,319           22,814          11/03/97           22,690       $    (124)
British pounds ...............................        83,464          139,668          11/04/97          139,839             171
French francs ................................     2,154,393          372,732          11/04/97          372,252            (480)
                                                                                                                       ---------
                                                                                                                            (433)
                                                                                                                       ---------
Sales:
Japanese yen ................................. 2,350,605,000       19,605,121          11/28/97       19,594,906          10,215
                                                                                                                       ---------
                                                                                                                       $   9,782
                                                                                                                       =========


                                                                           -----
                                                                              69

================================================================================
FINANCIAL HIGHLIGHTS


    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts based on average shares outstanding.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. Total returns for periods of less than one year are not annualized.

    "Average commission rate paid" represents the average commissions paid by each Series to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which the commissions were paid. This rate is provided for the periods beginning November 1, 1995.


                                                                                          CLASS A
                                                        ---------------------------------------------------------------------------
INTERNATIONAL FUND                                                                YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         1997             1996             1995             1994             1993
                                                        -------          -------          -------          -------          -------
NET ASSET VALUE, BEGINNING OF YEAR ................      $17.17           $16.71           $17.67           $15.98           $11.89
                                                         ------           ------           ------           ------           ------
Net investment income (loss) ......................       (0.04)            0.05             0.06             0.04             0.04
Net realized and unrealized
 investment gain (loss) ...........................        2.47             1.77            (0.42)            0.91             4.25
Net realized and unrealized
 gain (loss) on foreign
currency transactions .............................       (0.79)           (0.44)            0.09             1.08            (0.17)
                                                         ------           ------           ------           ------           ------
INCREASE (DECREASE)
 FROM INVESTMENT OPERATIONS .......................        1.64             1.38            (0.27)            2.03             4.12
Dividends paid                                               --               --               --            (0.01)           (0.03)
Distributions from
 net gain realized ................................       (0.89)           (0.92)           (0.69)           (0.33)              --
                                                         ------           ------           ------           ------           ------
NET INCREASE
 (DECREASE)
 IN NET ASSET VALUE ...............................        0.75             0.46            (0.96)            1.69             4.09
                                                         ------           ------           ------           ------           ------
NET ASSET VALUE, END OF YEAR ......................      $17.92           $17.17           $16.71           $17.67           $15.98
                                                         ======           ======           ======           ======           ======
TOTAL RETURN
 BASED ON NET ASSET VALUE: ........................       9.83%            8.43%          (1.24)%           12.85%           34.78%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       1.78%            1.81%            1.69%            1.63%            1.75%
Net investment income
 (loss) to average net assets .....................     (0.23)%            0.28%            0.35%            0.27%            0.27%
Portfolio turnover ................................      83.11%           55.71%           60.70%           39.59%           46.17%
Average commission rate paid ......................     $0.0201          $0.0180
NET ASSETS, END OF YEAR
 (000s omitted) ...................................     $46,107          $50,998          $48,763          $62,922          $33,134
Without expense reimbursement
 and/or management fee waiver:**
  Net investment loss per share ...................                                                                          $(0.04)
  Ratios:
  Expenses to average net assets ..................                                                                           2.30%
  Net investment
   loss to average net assets .....................                                                                         (0.28)%


----------
See footnotes on page 75.

-----
70

================================================================================
FINANCIAL HIGHLIGHTS

                                                      CLASS B                                         CLASS D
                                              ----------------------    ---------------------------------------------------------
                                              YEAR         4/22/96*                    YEAR ENDED OCTOBER 31,              9/21/93*
INTERNATIONAL FUND (CONTINUED)                ENDED          TO         -----------------------------------------------      TO
PER SHARE OPERATING PERFORMANCE:            10/31/97      10/31/96       1997          1996          1995        1994      10/31/93
                                            --------      --------      -------       -------       -------     -------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD ....................     $16.74        $17.38       $16.74        $16.43        $17.53      $15.96     $15.23
                                              ------        ------       ------        ------        ------      ------     ------
Net investment loss .....................      (0.18)        (0.03)       (0.18)        (0.08)        (0.07)      (0.09)     (0.03)
Net realized and unrealized
 investment gain (loss) .................       2.42         (0.54)        2.42          1.75         (0.43)       0.91       1.17
Net realized and unrealized
 gain (loss) on foreign
currency transactions ...................      (0.79)        (0.07)       (0.79)        (0.44)         0.09        1.08      (0.41)
                                              ------        ------       ------        ------        ------      ------     ------
INCREASE (DECREASE)
 FROM INVESTMENT
 OPERATIONS .............................       1.45         (0.64)        1.45          1.23         (0.41)       1.90       0.73
Dividends paid ..........................         --            --           --            --            --          --         --
Distributions from net
 gain realized ..........................      (0.89)           --        (0.89)        (0.92)        (0.69)      (0.33)        --
                                              ------        ------       ------        ------        ------      ------     ------
NET INCREASE
 (DECREASE) IN
 NET ASSET VALUE ........................       0.56         (0.64)        0.56          0.31         (1.10)       1.57       0.73
                                              ------        ------       ------        ------        ------      ------     ------
NET ASSET VALUE,
 END OF PERIOD ..........................     $17.30        $16.74       $17.30        $16.74        $16.43      $17.53     $15.96
                                              ======        ======       ======        ======        ======      ======     ======
TOTAL RETURN BASED
 ON NET ASSETVALUE: .....................      8.90%       (3.68)%        8.90%         7.62%       (2.08)%      12.03%      4.79%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..........      2.58%         2.66%+       2.58%         2.64%         2.50%       2.50%      2.50%+
Net investment loss
 to average net assets ..................    (1.03)%       (0.35)%+     (1.03)%       (0.47)%       (0.44)%     (0.53)%    (1.86)%+
Portfolio turnover ......................     83.11%        55.71%+++    83.11%        55.71%        60.70%      39.59%     46.17%++
Average commission
 rate paid ..............................    $0.0201       $0.0180+++   $0.0201       $0.0180
NET ASSETS, END OF
 PERIOD (000s omitted) ..................     $6,350        $2,843      $40,977       $47,917       $31,273     $19,903     $1,648
Without expense
 reimbursement and/or
 management fee waiver:**
  Net investment loss per share .........                                                            $(0.09)     $(0.11)    $(0.11)
  Ratios:
  Expenses to average net assets ........                                                             2.62%       2.67%      8.49%+
  Net investment loss to
   average net assets                                                                               (0.56)%     (0.70)%    (7.84)%+


----------
See footnotes on page 75.

                                                                           -----

================================================================================
FINANCIAL HIGHLIGHTS


                                                                                 CLASS A                            CLASS B
                                                                         -----------------------            ----------------------
                                                                          YEAR            5/28/96*          YEAR          5/28/96*
EMERGING MARKETS GROWTH FUND                                              ENDED             TO              ENDED           TO
PER SHARE OPERATING PERFORMANCE:                                        10/31/97         10/31/96         10/31/97       10/31/96
                                                                        --------         --------         --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD ............................          $6.78            $7.14            $6.76          $7.14
                                                                           -----            -----            -----          -----
Net investment loss .............................................          (0.05)           (0.02)           (0.11)         (0.04)
Net realized and unrealized
 investment gain (loss) .........................................           1.05            (0.25)            1.06          (0.25)
Net realized and unrealized
 loss on foreign currency transactions ..........................          (0.44)           (0.09)           (0.44)         (0.09)
                                                                           -----            -----            -----          -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ..................           0.56            (0.36)            0.51          (0.38)
Dividends paid ..................................................             --               --               --             --
Distributions from net gain realized ............................             --               --               --             --
                                                                           -----            -----            -----          -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ......................           0.56            (0.36)            0.51          (0.38)
                                                                           -----            -----            -----          -----
NET ASSET VALUE, END OF PERIOD ..................................          $7.34            $6.78            $7.27          $6.76
                                                                           =====            =====            =====          =====
TOTAL RETURN BASED ON NET ASSET VALUE: ..........................          8.26%          (5.04)%            7.54%        (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................................          2.27%            2.22%+           3.04%          3.00%+
Net investment loss to average net assets .......................        (0.56)%          (0.69)%+         (1.33)%        (1.47)%+
Portfolio turnover ..............................................         84.09%           12.24%           84.09%         12.24%
Average commission rate paid ....................................        $0.0013          $0.0156          $0.0013        $0.0156
NET ASSETS, END OF PERIOD (000s omitted) ........................        $44,061          $19,864          $28,819        $10,541
Without expense reimbursement
 and/or management fee waiver:**
  Net investment loss per share .................................                         $(0.05)                         $(0.07)
  Ratios:
  Expenses to average net assets ................................                           3.02%+                          3.80%+
  Net investment loss to average net assets .....................                         (1.49)%+                        (2.27)%+





                                                                                       CLASS D
                                                                               ----------------------
                                                                               YEAR            5/28/96*
EMERGING MARKETS GROWTH FUND                                                   ENDED             TO
PER SHARE OPERATING PERFORMANCE:                                             10/31/97         10/31/96
                                                                             --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD ............................               $6.76            $7.14
                                                                                -----            -----
Net investment loss .............................................               (0.11)           (0.04)
Net realized and unrealized
 investment gain (loss) .........................................                1.06            (0.25)
Net realized and unrealized
 loss on foreign currency transactions ..........................               (0.44)           (0.09)
                                                                                -----            -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ..................                0.51            (0.38)
Dividends paid ..................................................                  --               --
Distributions from net gain realized ............................                  --               --
                                                                                -----            -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ......................                0.51            (0.38)
                                                                                -----            -----
NET ASSET VALUE, END OF PERIOD ..................................               $7.27            $6.76
                                                                                =====            =====
TOTAL RETURN BASED ON NET ASSET VALUE: ..........................               7.54%          (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................................               3.04%            3.00%+
Net investment loss to average net assets .......................             (1.33)%          (1.47)%+
Portfolio turnover ..............................................              84.09%           12.24%
Average commission rate paid ....................................             $0.0013          $0.0156
NET ASSETS, END OF PERIOD (000s omitted) ........................             $31,259          $13,664
Without expense reimbursement and/or management fee waiver:**
  Net investment loss per share .................................                               $(0.07)
  Ratios: .......................................................
  Expenses to average net assets ................................                                3.80%+
  Net investment loss to average net assets .....................                              (2.27)%+






                                                                          CLASS A                            CLASS B
                                                                 ------------------------          ------------------------
                                                                   YEAR            11/1/95*          YEAR            4/22/96*
GLOBAL GROWTH OPPORTUNITIES FUND                                   ENDED             TO              ENDED             TO
PER SHARE OPERATING PERFORMANCE:                                 10/31/97         10/31/96         10/31/97         10/31/96
                                                                 --------         --------         --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................         $8.08            $7.14            $8.02            $8.04
                                                                    -----            -----            -----            -----
Net investment loss .......................................         (0.05)           (0.03)           (0.12)           (0.04)
Net realized and
 unrealized investment gain ...............................          1.47             1.12             1.46             0.06
Net realized and
 unrealized loss on
 foreign currency transactions ............................         (0.30)           (0.15)           (0.30)           (0.04)
                                                                    -----            -----            -----            -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ............          1.12             0.94             1.04            (0.02)
Dividends paid ............................................            --               --               --               --
Distributions from net gain realized ......................            --               --               --               --
                                                                    -----            -----            -----            -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ................          1.12             0.94             1.04            (0.02)
                                                                    -----            -----            -----            -----
NET ASSET VALUE, END OF PERIOD ............................         $9.20            $8.08            $9.06            $8.02
                                                                    =====            =====            =====            =====
TOTAL RETURN BASED ON NET ASSET VALUE: ....................        13.86%           13.17%           12.97%          (0.25)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............................         1.69%            1.91%            2.45%            2.53%+
Net investment loss to average net assets .................       (0.59)%          (0.53)%          (1.35)%          (1.13)%+
Portfolio turnover ........................................        79.32%           31.44%           79.32%           31.44%+++
Average commission rate paid ..............................       $0.0251          $0.0160          $0.0251          $0.0160+++
NET ASSETS, END OF PERIOD (000s omitted) ..................      $109,060         $107,509          $19,311          $ 9,257




                                                                          CLASS D
                                                                  ----------------------
                                                                  YEAR            11/1/95*
GLOBAL GROWTH OPPORTUNITIES FUND                                  ENDED             TO
PER SHARE OPERATING PERFORMANCE:                                10/31/97         10/31/96
                                                                --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................        $8.02            $7.14
                                                                   -----            -----
Net investment loss .......................................        (0.12)           (0.09)
Net realized and unrealized investment gain ...............         1.46             1.12
Net realized and unrealized loss on
 foreign currency transactions ............................        (0.30)           (0.15)
                                                                   -----            -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ............         1.04             0.88
Dividends paid ............................................           --               --
Distributions from net gain realized ......................           --               --
                                                                   -----            -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ................         1.04             0.88
                                                                   -----            -----
NET ASSET VALUE, END OF PERIOD ............................        $9.06            $8.02
                                                                   =====            =====
TOTAL RETURN BASED ON NET ASSET VALUE: ....................       12.97%           12.33%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............................        2.45%            2.67%
Net investment loss to average net assets .................      (1.35)%          (1.25)%
Portfolio turnover ........................................       79.32%           31.44%
Average commission rate paid ..............................      $0.0251          $0.0160
NET ASSETS, END OF PERIOD (000s omitted) ..................      $64,300          $53,540



----------
See footnotes on page 75.


-----
72

================================================================================
FINANCIAL HIGHLIGHTS



                                                                                       CLASS A
                                                    ----------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND                                                  YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      1997             1996             1995             1994             1993
                                                    ---------        ---------        --------         --------          -------
NET ASSET VALUE, BEGINNING OF YEAR ..............     $15.14           $13.90           $11.93           $ 9.98            $7.15
                                                      ------           ------           ------           ------            -----
Net investment income (loss) ....................         --               --            (0.02)           (0.08)           (0.02)
Net realized and unrealized
 investment gain ................................       1.61             2.38             2.24             1.57             3.07
Net realized and unrealized
 gain (loss) on foreign
 currency transactions ..........................      (0.40)           (0.18)            0.08             0.52            (0.20)
                                                      ------           ------           ------           ------            -----
INCREASE FROM INVESTMENT OPERATIONS .............       1.21             2.20             2.30             2.01             2.85
Dividends paid                                            --               --               --               --            (0.02)
Distributions from net gain realized ............      (0.73)           (0.96)           (0.33)           (0.06)              --
                                                      ------           ------           ------           ------            -----
NET INCREASE IN NET ASSET VALUE .................       0.48             1.24             1.97             1.95             2.83
                                                      ------           ------           ------           ------            -----
NET ASSET VALUE, END OF YEAR ....................     $15.62           $15.14           $13.90           $11.93            $9.98
                                                      ======           ======           ======           ======            =====
TOTAL RETURN BASED ON NET ASSET VALUE: ..........      8.28%           16.95%           20.10%           20.28%           39.86%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................      1.67%            1.75%            1.83%            1.92%            1.98%
Net investment income (loss)
 to average net assets ..........................      0.02%            0.01%          (0.20)%          (0.77)%          (0.29)%
Portfolio turnover ..............................     57.24%           45.38%           63.05%           62.47%           60.03%
Average commission rate paid ....................    $0.0166          $0.0211
NET ASSETS, END OF YEAR (000s omitted) ..........   $434,397         $350,359         $102,479          $46,269          $20,703
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share .................                                                                         $(0.18)
  Ratios:
  Expenses to average net assets ................                                                                          3.90%
  Net investment loss to average net assets .....                                                                        (2.21)%


                                                                           CLASS B
                                                                   ----------------------
                                                                    YEAR            4/22/96*
                                                                    ENDED             TO
PER SHARE OPERATING PERFORMANCE:                                  10/31/97        10/31/96
                                                                  --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD .........................      $14.72           $14.44
                                                                    ------           ------
Net investment loss ..........................................       (0.11)           (0.06)
Net realized and unrealized investment gain ..................        1.56             0.33
Net realized and unrealized gain (loss) on foreign
currency transactions ........................................       (0.40)            0.01
                                                                    ------           ------
INCREASE FROM INVESTMENT OPERATIONS ..........................        1.05             0.28
Dividends paid                                                          --               --
Distributions from net gain realized .........................       (0.73)              --
                                                                    ------           ------
NET INCREASE IN NET ASSET VALUE ..............................        0.32             0.28
                                                                    ------           ------
NET ASSET VALUE, END OF PERIOD ...............................      $15.04           $14.72
                                                                    ======           ======
TOTAL RETURN BASED ON NET ASSET VALUE: .......................       7.39%            1.94%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............................       2.43%            2.54%+
Net investment loss to average net assets ....................     (0.74)%          (0.80)%+
Portfolio turnover ...........................................      57.24%           45.38%+++
Average commission rate paid .................................     $0.0166          $0.0211+++
NET ASSETS, END OF PERIOD (000s omitted) .....................    $247,600         $103,968
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share ..............................
  Ratios:
  Expenses to average net assets .............................
  Net investment loss to average net assets ..................





                                                                                        CLASS D
                                                     ----------------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,                             5/3/93*
                                                     -----------------------------------------------------------            TO
PER SHARE OPERATING PERFORMANCE:                       1997             1996             1995             1994           10/31/93
                                                     --------         --------          -------          -------         --------
NET ASSET VALUE, BEGINNING OF PERIOD ............      $14.72           $13.63           $11.80           $ 9.94            $8.52
                                                       ------           ------           ------           ------           ------
Net investment loss .............................       (0.11)           (0.11)           (0.12)           (0.16)           (0.05)
Net realized and unrealized
 investment gain ................................        1.57             2.34             2.20             1.57             1.60
Net realized and unrealized
 gain (loss) on foreign
 currency transactions ..........................       (0.40)           (0.18)            0.08             0.51            (0.13)
                                                       ------           ------           ------           ------           ------
INCREASE FROM INVESTMENT OPERATIONS .............        1.06             2.05             2.16             1.92             1.42
Dividends paid                                             --               --               --               --               --
Distributions from net gain realized ............       (0.73)           (0.96)           (0.33)           (0.06)              --
                                                       ------           ------           ------           ------           ------
NET INCREASE IN NET ASSET VALUE .................        0.33             1.09             1.83             1.86             1.42
                                                       ------           ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD ..................      $15.05           $14.72           $13.63           $11.80            $9.94
                                                       ======           ======           ======           ======            =====
TOTAL RETURN BASED ON NET ASSET VALUE: ..........       7.47%           16.14%           19.11%           19.45%           16.67%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................       2.43%            2.51%            2.61%            2.70%            2.75%+
Net investment loss to average net assets .......     (0.74)%          (0.75)%          (0.97)%          (1.53)%          (1.35)%+
Portfolio turnover ..............................      57.24%           45.38%           63.05%           62.47%           60.03%++
Average commission rate paid ....................     $0.0166          $0.0211
NET ASSETS, END OF PERIOD (000s omitted) ........    $370,625         $285,477          $85,548          $38,317          $10,344
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share .................                                                                          $(0.11)
  Ratios: .......................................
  Expenses to average net assets ................                                                                           4.25%+
  Net investment loss
  to average net assets .........................                                                                         (2.85)%+



----------
See footnotes on page 75.

                                                                           -----
                                                                              73

================================================================================
FINANCIAL HIGHLIGHTS



                                                                                                CLASS A
                                                                      -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,                    5/23/94*
GLOBAL TECHNOLOGY FUND                                                ------------------------------------------            TO
PER SHARE OPERATING PERFORMANCE:                                        1997             1996             1995           10/31/94
                                                                      ---------        --------         --------          -------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................        $11.31           $13.05           $ 8.37            $7.14
                                                                        ------           ------           ------            -----
Net investment loss ............................................         (0.16)           (0.08)           (0.10)           (0.01)
Net realized and unrealized
 investment gain (loss) ........................................          4.06            (0.92)            4.90             1.08
Net realized and unrealized gain
 (loss) on foreign currency transactions .......................         (0.07)            0.05            (0.05)            0.16
                                                                        ------           ------           ------            -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .................          3.83            (0.95)            4.75             1.23
Dividends paid .................................................            --            (0.02)              --               --
Distributions from net gain realized ...........................            --            (0.77)           (0.07)              --
                                                                        ------           ------           ------            -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................          3.83            (1.74)            4.68             1.23
                                                                        ------           ------           ------            -----
NET ASSET VALUE, END OF PERIOD .................................        $15.14           $11.31           $13.05            $8.37
                                                                        ======           ======           ======            =====
TOTAL RETURN BASED ON NET ASSETVALUE: ..........................        33.86%          (7.33)%           57.31%           17.23%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         1.67%            1.75%            1.91%            2.00%+
Net investment loss to average net assets ......................       (1.10)%          (0.74)%          (0.89)%          (0.45)%+
Portfolio turnover .............................................        94.06%           73.00%           87.42%           29.20%
Average commission rate paid ...................................       $0.0226          $0.0182
NET ASSETS, END OF PERIOD (000s omitted) .......................      $583,257         $499,858         $447,732          $50,719
Without expense reimbursement
 and/or management fee waiver:**
  Net investment loss per share ................................                                                           $(0.02)
  Ratios:
  Expenses to average net assets ...............................                                                            2.18%+
  Net investment loss to average net assets ....................                                                          (0.63)%+


----------
See footnotes on page 75.


-----
74

================================================================================
FINANCIAL HIGHLIGHTS



                                                                                             CLASS B
                                                                                    ------------------------
                                                                                     YEAR            4/22/96*
GLOBAL TECHNOLOGY FUND (CONTINUED)                                                   ENDED             TO
PER SHARE OPERATING PERFORMANCE:                                                   10/31/97         10/31/96
                                                                                   ---------        ---------
NET ASSET VALUE, BEGINNING OF PERIOD .......................................         $11.09           $11.47
                                                                                     ------           ------
Net investment loss ........................................................          (0.26)           (0.08)
Net realized and unrealized investment gain (loss) .........................           3.97            (0.39)
Net realized and unrealized gain (loss) on foreign
  currency transactions ....................................................          (0.07)            0.09
                                                                                     ------           ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .............................           3.64            (0.38)
Dividends paid .............................................................             --               --
Distributions from net gain realized .......................................             --               --
                                                                                     ------           ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .................................           3.64            (0.38)
                                                                                     ------           ------
NET ASSET VALUE, END OF PERIOD .............................................         $14.73           $11.09
                                                                                     ======           ======
TOTAL RETURN BASED ON NET ASSETVALUE: ......................................         32.82%          (3.31)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .............................................          2.42%            2.51%+
Net investment loss to average net assets ..................................        (1.85)%          (1.40)%+
Portfolio turnover .........................................................         94.06%           73.00%+++
Average commission rate paid ...............................................        $0.0226          $0.0182+++
NET ASSETS, END OF PERIOD (000s omitted) ...................................        $53,046          $18,840
Without expense reimbursement and/or management fee waiver:**
  Net investment loss per share ............................................
  Ratios:
  Expenses to average net assets ...........................................
  Net investment loss to average net assets ................................



                                                                                        CLASS D
                                                              -----------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,                   5/23/94*
GLOBAL TECHNOLOGY FUND (CONTINUED)                            -------------------------------------------           TO
PER SHARE OPERATING PERFORMANCE:                                1997              1996             1995          10/31/94
                                                              --------          --------         --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................     $11.09           $12.89           $ 8.34            $7.14
                                                                ------           ------           ------            -----
Net investment loss .......................................      (0.26)           (0.17)           (0.18)           (0.04)
Net realized and unrealized investment gain (loss) ........       3.97            (0.91)            4.85             1.08
Net realized and unrealized gain (loss) on foreign
  currency transactions ...................................      (0.07)            0.05            (0.05)            0.16
                                                                ------           ------           ------            -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ............       3.64            (1.03)            4.62             1.20
Dividends paid ............................................         --               --               --               --
Distributions from net gain realized ......................         --            (0.77)           (0.07)              --
                                                                ------           ------           ------            -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ................       3.64            (1.80)            4.55             1.20
                                                                ------           ------           ------            -----
NET ASSET VALUE, END OF PERIOD ............................     $14.73           $11.09           $12.89            $8.34
                                                                ======           ======           ======            =====
TOTAL RETURN BASED ON NET ASSETVALUE: .....................     32.82%          (8.07)%           55.95%           16.81%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............................      2.42%            2.52%            2.66%            2.75%+
Net investment loss to average net assets .................    (1.85)%          (1.50)%          (1.63)%          (1.22)%+
Portfolio turnover ........................................     94.06%           73.00%           87.42%           29.20%
Average commission rate paid ..............................    $0.0226          $0.0182
NET ASSETS, END OF PERIOD (000s omitted) ..................   $232,882         $197,412         $161,622           $6,499
Without expense reimbursement
 and/or management fee waiver:**
  Net investment loss per share ...........................                                                        $(0.06)
  Ratios: .................................................
  Expenses to average net assets ..........................                                                         3.36%+
  Net investment loss to average net assets ...............                                                       (1.83)%+



----------
   * Commencement of operations.
  ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
   + Annualized.
  ++ For the year ended October 31, 1993.
 +++ For the year ended October 31, 1996.
See Notes to Financial Statements.
                                                                           -----

================================================================================
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1997, the related statements of operations for the year then ended and of changes in net assets (1) for the year then ended,
(2) for the year ended October 31, 1996 for the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund, and (3) for the period May 28, 1996 (commencement of operations) to October 31, 1996, for the Emerging Markets Growth Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
December 5, 1997

--------------------------------------------------------------------------------

-----
76

================================================================================
BOARD OF DIRECTORS

--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
    at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
TRUSTEE, Geraldine P. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFECorporation

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
    Sammons Enterprises, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member:   1 Executive Committee
          2 Audit Committee
          3 Director Nominating Committee

--------------------------------------------------------------------------------

                                                                           -----
                                                                              77

================================================================================
EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

BRIAN ASHFORD-RUSSELL
VICE PRESIDENT

PETER BASSETT
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

NITIN MEHTA
VICE PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LORIS D. MUZZATTI
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450           Shareholder Services
(800) 445-1777           Retirement
                         Services Plan
(800) 622-4597           24-Hour Automated
                         Telephone Access
                         Service

--------------------------------------------------------------------------------


-----
78

================================================================================
GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be considered short-, mid-, or long-term capital gains and may be taxed at different rates.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

                                                                           -----
                                                                              79

================================================================================
BENCHMARKS

LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 129 mutual funds at October 31, 1997.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 424 mutual funds at October 31, 1997.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 191 mutual funds at October 31, 1997.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase. This average was comprised of 32 mutual funds at October 31, 1997.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX (MSCIEAFE INDEX): This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON BROTHERS WORLD EXTENDED MARKET INDEX:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Brothers World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US $100 million.


----------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.

Adapted from materials from LIPPER ANALYTICAL SERVICES INC., MORGAN STANLEY CAPITAL INTERNATIONAL, and SALOMON BROTHERS INCORPORATED.

-----
80

                          SELIGMAN FINANCIAL SERVICES
                                AN AFFILIATE OF
                                     [LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


    THIS REPORT IS INTENDED FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
        HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL
          STOCK OF SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH
      CONTAINS INFORMATION ABOUT SALES CHARGES, MANAGEMENT FEES, AND OTHER
 COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                                               [LOGO]
EQSH2 10/97                                           Printed on Recycled Paper